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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through April 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX
                        Class Z     PGHZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Trustees, Officers and Service Providers                                      67

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

Higher-yielding, lower-quality, corporate bonds generated modest performance during the six-month period ended April 30, 2015, as U.S. economic growth appeared to weaken over the second half of the period. In the following interview, Andrew Feltus and Tracy Wright discuss the market environment and the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is lead manager of the Fund, and Ms.Wright, a senior vice president and portfolio manager at Pioneer, is the co-manager of the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-month period ended April 30, 2015?

A Pioneer Global High Yield Fund's Class A shares returned -1.35% at net asset value during the six-month period ended April 30, 2015, while the Fund's benchmarks, the Barclays Global High Yield Index (the Barclays Index) and the Bank of America Merrill Lynch High Yield Master II Index, returned -0.05% and 1.51%, respectively. During the same six-month period, the average return of the 663 mutual funds in Lipper's High Yield Funds category was 1.00%, and the average return of the 781 mutual funds in Morningstar's High Yield Bond Funds category was 1.08%.

Q How would you describe the investment environment during the six-month period ended April 30, 2015?

A Declining interest rates helped the performance of Treasuries and other higher-quality bonds during the period. However, reports suggesting an apparent weakening of U.S. economic growth in the first quarter of 2015 held back the performance of higher-yielding debt instruments. While U.S. gross domestic product (GDP) grew at an annual rate of 2.2% in the final quarter of 2014, the pace of the economic expansion slowed in the first quarter of 2015 (GDP was initially reported as 0.2% and later revised downward into negative territory). Although the domestic labor market continued to improve, manufacturing output also was disappointing, feeding fears that the economic revival was sputtering.

    Intermediate- and longer-term U.S. Treasuries, which are less sensitive to the economic cycle, continued to increase in price as interest rates fell over the first quarter of 2015, but credit-sensitive investments, including high-yield corporate bonds, generally underperformed Treasuries, although domestic high-yield corporates managed to generate a modest, positive return during the period.

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

    A major event affecting global fixed-income markets during the six-month period was the decision of the European Central Bank (ECB) to implement a policy of quantitative easing (which involves bond purchases) to help support economies in Europe. In turn, the relative performance of European high-yield bonds began to improve as investors, especially in Europe, sought more yield in an environment that featured declining rates on government bonds and investment-grade corporates.

    The U.S. dollar continued to strengthen in world currency markets, helped by falling oil and commodity prices and the declining interest rates in Europe. In the first quarter of 2015, the emerging markets started to recover, after being hit hard during 2014 by the effects of declining commodity prices and fears of interest-rate increases. Nevertheless, the performance of emerging markets debt continued to lag that of the U.S. high-yield market. Economic growth in China seemed to be stabilizing early in 2015 after decelerating during much of 2014.

Q Which factors had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2015?

A The main factor holding back the Fund's relative results during the period was disappointing performance from some individual security selections that were made late in 2014 -- despite the noticeable improvement of security selection results during the first four months of 2015. In addition, our de-emphasis of European corporate high-yield bonds in the portfolio did act as a drag on relative performance during the period as European corporates gained value in local markets, the result of investors' search for better yields. In addition, the Fund's short-duration positioning also held back relative returns, somewhat, as longer-maturity securities outperformed in a falling-rate environment. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

    The Fund was overweight in bonds issued by energy companies, a group that badly underperformed the market as world oil prices fell during the period. However, the negative effects of the energy overweight were ameliorated by our decision to increase the Fund's exposure to Russian energy companies, which had fallen to relatively cheap prices and offered good relative value. Also helping was our decision to take profits and reduce the Fund's exposure to Argentinian energy companies, which had outperformed earlier in the period.

    Overall, the biggest factors supporting the Fund's benchmark-relative performance during the period were an overweight position in the U.S. dollar and an underweight to the euro during a time when the U.S. currency gained against most foreign currencies.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 5

Q What were some of the individual investments that had noticeable effects on the Fund's performance during the six-month period ended April 30, 2015?

A Among the more disappointing performers in the Fund's portfolio during the period was an investment in securities of OAS, a Brazilian construction company that became caught up in a political controversy. The Fund's position in the bonds of Towergate Finance, an insurance broker in the United Kingdom, also underperformed when the company defaulted on its debt. A position in securities of Metinvest, a Ukrainian iron company, was hurt both by declines in the price of iron ore and political tensions in the Ukraine. The investment in Metinvest held back the Fund's results before we liquidated the holding.

    There were several good performers in the Fund's portfolio during the six-month period, including a large position in the debt of Scientific Games International, a manufacturer of gambling machines used in casinos and by lotteries. The company's prospects improved significantly after its acquisition of a competitor. Another outperformer in the portfolio was a bond issued by Berau Resources, an Indonesian coal company that had defaulted on its debt in 2014. The company's debt rebounded early in 2015 when Berau merged with another firm. We subsequently sold the Fund's position. Also helping relative results was an investment in Galicia, an Argentinian banking company that posted good results during the period.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2015, and if so, did the investment have any impact on performance?

A We did invest in currency forward transactions as part of our policy to overweight the portfolio in the U.S. dollar. The exposure to the transactions had a positive effect on Fund performance as the dollar strengthened during the period.

Q What were the principal factors affecting the Fund's yield during the six-month period ended April 30, 2015?

A Our primary objective is to seek total return, which is a combination of price changes and yield, rather than focusing strictly on yield. However, as rates declined in the U.S., Europe and the emerging markets during the period, the Fund's yield also declined as older investments in the portfolio either were sold or called away, and we then had to reinvest the Fund's assets at lower interest rates.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Q   What is your investment outlook?

A We retain a positive view of opportunities in credit-sensitive securities, especially in domestic high-yield corporate bonds. The investment fundamentals of corporate debt are strong. Profits have continued to grow, corporate balance sheets have remained solid, and we anticipate that domestic economic growth will accelerate after the disappointing data from the first quarter of 2015, which may have been weather related.

    The overall credit quality of the high-yield market also looks attractive, and default rates remain below historical averages. However, the yield advantages of lower-quality, more credit-sensitive securities are not as significant as they were in the recent past, and so we continue to be cautious with regard to security selection.

    European high-yield bonds have begun to improve in performance, and we expect to see better growth trends in the euro zone. As a consequence, we may consider increasing the Fund's exposure to European investments.

    As we enter the second half of the Fund's fiscal year, the Fund's largest exposure was to U.S. corporate bonds, at nearly 47% of the Fund's total investment portfolio, while international corporate bonds accounted for another 34%.

    We intend to keep the Fund well diversified*, with exposures to the domestic, emerging and European markets.

    We also expect to keep the portfolio's duration short, as we continue to expect the U.S. Federal Reserve System to begin tightening monetary policy by raising interest rates late in 2015. The shorter-duration stance, in addition to protecting the value of the portfolio's investments in a rising interest-rate environment, also should give the Fund the flexibility to take advantage of opportunities among higher-yielding securities as they become available. The portfolio's exposures to floating-rate debt, including bank loans and catastrophe bonds, also gives the Fund additional protection as interest rates increase, given that the yields on such securities typically increase in a rising-rate environment.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 7

Please refer to the Schedule of Investments on pages 17-46 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Portfolio Summary | 4/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       46.3%
International Corporate Bonds                                              33.1%
Foreign Government Bonds                                                    4.7%
Senior Secured Loans                                                        4.5%
Convertible Corporate Bonds                                                 3.5%
Collateralized Mortgage Obligations                                         1.9%
U.S. Preferred Stocks                                                       1.8%
International Preferred Stocks                                              1.2%
U.S. Common Stocks                                                          1.0%
Asset Backed Securities                                                     1.0%
Warrants                                                                    0.8%
International Common Stocks                                                 0.2%

* Includes investments in Insurance Linked Securities totaling 4.7% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              56.4%
Luxembourg                                                                  6.0%
Mexico                                                                      3.9%
Bermuda                                                                     3.6%
Cayman Islands                                                              3.1%
Argentina                                                                   3.0%
Ireland                                                                     2.9%
Netherlands                                                                 2.6%
United Kingdom                                                              2.6%
Canada                                                                      2.3%
Peru                                                                        1.7%
Supranational                                                               1.3%
Australia                                                                   1.0%
Other (individually less than 1%)                                           9.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Scientific Games International, Inc., 10.0%, 12/1/22 (144A)            1.33%
---------------------------------------------------------------------------------
 2.  EP Energy LLC, 9.375%, 5/1/20                                           1.23
---------------------------------------------------------------------------------
 3.  Mexican Udibonos, 2.0%, 6/9/22                                          1.21
---------------------------------------------------------------------------------
 4.  Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                            1.16
---------------------------------------------------------------------------------
 5.  Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                             1.01
---------------------------------------------------------------------------------
 6.  Frontier Communications Corp., 8.75%, 4/15/22                           0.95
---------------------------------------------------------------------------------
 7.  Corp Pesquera Inca SAC, 9.0%, 2/10/17 (144A)                            0.82
---------------------------------------------------------------------------------
 8.  Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                          0.80
---------------------------------------------------------------------------------
 9.  GMAC Capital Trust I, Floating Rate Note, 2/15/40                       0.79
---------------------------------------------------------------------------------
10.  Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                               0.77
---------------------------------------------------------------------------------

** The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 9

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------
            Class                   4/30/15                    10/31/14
--------------------------------------------------------------------------------
              A                      $9.37                       $ 9.79
--------------------------------------------------------------------------------
              C                      $9.35                       $ 9.76
--------------------------------------------------------------------------------
              Y                      $9.21                       $ 9.62
--------------------------------------------------------------------------------
              Z                      $9.64                       $10.07
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.2820               $--                   $--
--------------------------------------------------------------------------------
           C             $0.2488               $--                   $--
--------------------------------------------------------------------------------
           Y             $0.2916               $--                   $--
--------------------------------------------------------------------------------
           Z             $0.2978               $--                   $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-14.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                             BofA
                                             ML            Barclays
                  Net         Public         High          Global
                  Asset       Offering       Yield         High
                  Value       Price          Master        Yield
Period            (NAV)       (POP)          II Index      Index
--------------------------------------------------------------------------------
10 Years           6.32%       5.83%         8.28%          8.53%
5 Years            5.55        4.58          8.18           8.02
1 Year            (1.83)      (6.27)         2.57          (0.81)
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global       BofA ML High Yield      Barclays Global
                        High Yield Fund      Master II Index         High Yield Index
4/30/2005               $ 9,550              $10,000                 $10,000
4/30/2006               $10,655              $10,907                 $11,054
4/30/2007               $12,108              $12,260                 $12,519
4/30/2008               $11,743              $12,159                 $12,574
4/30/2009               $ 8,319              $10,373                 $10,367
4/30/2010               $13,456              $14,958                 $15,422
4/30/2011               $15,511              $16,954                 $17,743
4/30/2012               $15,293              $17,827                 $18,532
4/30/2013               $17,270              $20,330                 $21,288
4/30/2014               $17,953              $21,610                 $22,866
4/30/2015               $17,624              $22,165                 $22,681

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 11

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                           BofA
                                           ML            Barclays
                                           High          Global
                                           Yield         High
                 If          If            Master        Yield
Period           Held        Redeemed      II Index      Index
--------------------------------------------------------------------------------
10 Years          5.58%       5.58%        8.28%          8.53%
5 Years           4.86        4.86         8.18           8.02
1 Year           (2.44)      (2.44)        2.57          (0.81)
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global       BofA ML High Yield      Barclays Global
                        High Yield Fund      Master II Index         High Yield Index
4/30/2005               $10,000              $10,000                 $10,000
4/30/2006               $11,077              $10,907                 $11,054
4/30/2007               $12,487              $12,260                 $12,519
4/30/2008               $12,022              $12,159                 $12,574
4/30/2009               $ 8,444              $10,373                 $10,367
4/30/2010               $13,574              $14,958                 $15,422
4/30/2011               $15,542              $16,954                 $17,743
4/30/2012               $15,245              $17,827                 $18,532
4/30/2013               $17,088              $20,330                 $21,288
4/30/2014               $17,638              $21,610                 $22,866
4/30/2015               $17,208              $22,165                 $22,681

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                  BofA
                                  ML             Barclays
                 Net              High           Global
                 Asset            Yield          High
                 Value            Master         Yield
Period           (NAV)            II Index       Index
--------------------------------------------------------------------------------
10 Years          6.45%           8.28%           8.53%
5 Years           5.85            8.18            8.02
1 Year           (1.57)           2.57           (0.81)
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Global       BofA ML High Yield      Barclays Global
                        High Yield Fund      Master II Index         High Yield Index
4/30/2005               $5,000,000           $ 5,000,000             $ 5,000,000
4/30/2006               $5,483,695           $ 5,453,300             $ 5,526,771
4/30/2007               $6,251,495           $ 6,130,193             $ 6,259,634
4/30/2008               $6,099,415           $ 6,079,455             $ 6,287,044
4/30/2009               $4,342,404           $ 5,186,417             $ 5,318,617
4/30/2010               $7,034,728           $ 7,479,018             $ 7,710,934
4/30/2011               $8,119,420           $ 8,477,088             $ 8,871,540
4/30/2012               $8,036,502           $ 8,913,557             $ 9,265,895
4/30/2013               $9,102,594           $10,164,992             $10,644,136
4/30/2014               $9,495,054           $10,804,993             $11,432,956
4/30/2015               $9,346,022           $11,082,270             $11,340,626

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 13

Performance Update | 4/30/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                 BofA
                                 ML               Barclays
                  Net            High             Global
                  Asset          Yield            High
                  Value          Master           Yield
Period            (NAV)          II Index         Index
--------------------------------------------------------------------------------
10 Years           6.82%         8.28%             8.53%
5 Years            5.77          8.18              8.02
1 Year            (1.61)         2.57             (0.81)
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Global       BofA ML High Yield      Barclays Global
                        High Yield Fund      Master II Index         High Yield Index
4/30/2005               $10,000              $10,000                 $10,000
4/30/2006               $11,160              $10,907                 $11,054
4/30/2007               $12,681              $12,260                 $12,519
4/30/2008               $12,436              $12,159                 $12,574
4/30/2009               $ 9,026              $10,373                 $10,367
4/30/2010               $14,606              $14,958                 $15,422
4/30/2011               $16,904              $16,954                 $17,743
4/30/2012               $16,673              $17,827                 $18,532
4/30/2013               $18,868              $20,330                 $21,288
4/30/2014               $19,655              $21,610                 $22,866
4/30/2015               $19,337              $22,165                 $22,681

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2014, through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                     A               C            Y             Z
--------------------------------------------------------------------------------
Beginning Account           $1,000.00       $1,000.00    $1,000.00     $1,000.00
Value on 11/1/14
--------------------------------------------------------------------------------
Ending Account              $  986.50       $  984.00    $  988.30     $  987.50
Value (after expenses)
on 4/30/15
--------------------------------------------------------------------------------
Expenses Paid               $    5.61       $    9.15    $    4.19     $    4.83
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.86%, 0.85%, and 0.98% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014, through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                       A             C            Y             Z
--------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00    $1,000.00     $1,000.00
Value on 11/1/14
--------------------------------------------------------------------------------
Ending Account                $1,019.14     $1,015.57    $1,020.58     $1,019.93
Value (after expenses)
on 4/30/15
--------------------------------------------------------------------------------
Expenses Paid                 $    5.71     $    9.30    $    4.26     $    4.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.86%, 0.85%, and 0.98% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Schedule of Investments | 4/30/15 (unaudited)

-----------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 3.7%
                                   ENERGY -- 0.8%
                                   Integrated Oil & Gas -- 0.1%
       2,770,000                   American Energy -- Utica LLC, 3.5% (3.50%
                                   Cash, 0.00% PIK), 3/1/21 (144A) (PIK)            $       1,315,750
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.6%
       5,335,000                   Cobalt International Energy, Inc.,
                                   2.625%, 12/1/19                                  $       4,094,612
       2,430,000                   Energy XXI, Ltd., 3.0%, 12/15/18                           902,138
       2,585,000                   Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)            3,079,381
                                                                                    -----------------
                                                                                    $       8,076,131
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.1%
         800,000                   Golar LNG, Ltd., 3.75%, 3/7/17                   $         864,880
                                                                                    -----------------
                                   Total Energy                                     $      10,256,761
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.8%
                                   Construction Materials -- 0.6%
       7,125,000                   Cemex SAB de CV, 3.72%, 3/15/20 (144A)           $       7,757,344
-----------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.2%
       3,545,787                   Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                   (0.0% cash, 9.5% PIK) (PIK)                      $       2,517,509
-----------------------------------------------------------------------------------------------------
                                   Steel -- 0.0%+
EURO     237,096                   New World Resources NV, 4.0%, 10/7/20
                                   (144A) (4.0% cash, 8.0% PIK) (PIK) (e)           $          66,648
                                                                                    -----------------
                                   Total Materials                                  $      10,341,501
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.1%
                                   Electrical Components & Equipment -- 0.1%
       1,250,000                   General Cable Corp., 4.5%, 11/15/29 (Step)       $         952,344
                                                                                    -----------------
                                   Total Capital Goods                              $         952,344
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.4%
                                   Homebuilding -- 0.4%
       4,640,000                   KB Home, 1.375%, 2/1/19                          $       4,425,400
                                                                                    -----------------
                                   Total Consumer Durables & Apparel                $       4,425,400
-----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.1%
                                   Biotechnology -- 0.1%
         775,000                   ARIAD Pharmaceuticals, Inc., 3.625%,
                                   6/15/19 (144A)                                   $         918,375
                                                                                    -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                    $         918,375
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 17

-----------------------------------------------------------------------------------------------------
                    Floating
 Principal          Rate (b)
 Amount ($)         (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 1.2%
                                   Internet Software & Services -- 0.6%
       3,750,000                   WebMD Health Corp., 1.5%, 12/1/20                $       4,103,362
       3,485,000                   WebMD Health Corp., 2.5%, 1/31/18                        3,548,166
                                                                                    -----------------
                                                                                    $       7,651,528
-----------------------------------------------------------------------------------------------------
                                   Application Software -- 0.6%
       1,945,000                   Citrix Systems, Inc., 0.5%, 4/15/19 (144A)       $       2,066,562
       1,025,000                   Mentor Graphics Corp., 4.0%, 4/1/31                      1,285,094
       3,140,000                   Nuance Communications, Inc., 2.75%, 11/1/31              3,130,188
                                                                                    -----------------
                                                                                    $       6,481,844
                                                                                    -----------------
                                   Total Software & Services                        $      14,133,372
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                   Electronic Components -- 0.1%
       1,605,000                   Vishay Intertechnology, Inc., 2.25%, 5/15/41     $       1,299,047
                                                                                    -----------------
                                   Total Technology Hardware & Equipment            $       1,299,047
-----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
         535,000                   Suntech Power Holdings Co., Ltd.,
                                   3.0%, 3/15/13 (d)                                $             669
                                                                                    -----------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                          $             669
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.2%
                                   Independent Power Producers &
                                   Energy Traders -- 0.2%
       2,290,000                   SunPower Corp., 0.875%, 6/1/21 (144A)            $       2,322,919
                                                                                    -----------------
                                   Total Utilities                                  $       2,322,919
-----------------------------------------------------------------------------------------------------

                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $48,757,640)                               $      44,650,388
-----------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 2.9%
                                   ENERGY -- 0.1%
                                   Oil & Gas Storage & Transportation -- 0.1%
          38,684           7.62    NuStar Logistics LP, Floating Rate Note, 1/15/43 $       1,010,426
                                                                                    -----------------
                                   Total Energy                                     $       1,010,426
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.2%
                                   Air Freight & Logistics -- 0.2%
           3,428                   CEVA Group Plc, 12/31/14* (c)                    $       2,571,128
                                                                                    -----------------
                                   Total Transportation                             $       2,571,128
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

-----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 0.4%
                                   Diversified Banks -- 0.4%
         160,000           7.12    Citigroup, Inc., Floating Rate Note (Perpetual)  $       4,438,400
                                                                                    -----------------
                                   Total Banks                                      $       4,438,400
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.9%
                                   Consumer Finance -- 0.9%
           1,550                   Ally Financial, Inc., 7.0% (Perpetual) (144A)    $       1,587,006
         355,600           8.12    GMAC Capital Trust I, Floating Rate
                                   Note, 2/15/40                                            9,345,168
                                                                                    -----------------
                                                                                    $      10,932,174
                                                                                    -----------------
                                   Total Diversified Financials                     $      10,932,174
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 1.0%
                                   Insurance Brokers -- 0.6%
GBP    4,613,242                   Towergate Finance Plc (Class B) (d) (e)           $       6,837,517
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.4%
          33,500                   Lorenz Re, Ltd. (Perpetual)* (c)                 $          83,750
       4,070,000                   Pangaea Re., 7/1/18 (c)                                  4,472,523
                                                                                    -----------------
                                                                                    $       4,556,273
                                                                                    -----------------
                                   Total Insurance                                  $      11,393,790
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.4%
                                   Electric Utilities -- 0.4%
         212,000                   PPL Capital Funding, Inc., 5.9%, 4/30/73         $       5,327,560
                                                                                    -----------------
                                   Total Utilities                                  $       5,327,560
-----------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $34,852,840)                               $      35,673,478
-----------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCKS -- 0.1%
                                   ENERGY -- 0.1%
                                   Oil & Gas Exploration & Production -- 0.1%
          16,300                   Penn Virginia Corp., 6.0% (Perpetual) (144A)     $       1,035,865
                                                                                    -----------------
                                   Total Energy                                     $       1,035,865
-----------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $1,630,000)                                $       1,035,865
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 1.4%
                                   ENERGY -- 0.3%
                                   Oil & Gas Exploration & Production -- 0.3%
       2,316,568                   Halcon Resources Corp.*                          $       3,451,686
                                                                                    -----------------
                                   Total Energy                                     $       3,451,686
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 19

-----------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.3%
                                   Diversified Metals & Mining -- 0.3%
          45,168                   Freeport-McMoRan, Inc.                           $       1,051,059
      20,863,302                   Mirabela Nickel, Ltd.*                                   2,227,887
                                                                                    -----------------
                                                                                    $       3,278,946
                                                                                    -----------------
                                   Total Materials                                  $       3,278,946
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.1%
                                   Construction & Engineering -- 0.1%
         161,215                   Newhall Land Development LLC*                    $         564,252
-----------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
         156,027                   Liberty Tire Reclycling LLC (e)                  $           1,560
                                                                                    -----------------
                                   Total Capital Goods                              $         565,812
-----------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                   Diversified Support Services -- 0.0%+
              63                   IAP Worldwide Services, Inc.                     $          48,767
                                                                                    -----------------
                                   Total Commercial Services & Supplies             $          48,767
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.2%
                                   Air Freight & Logistics -- 0.1%
           1,584                   CEVA Group Plc*                                  $       1,187,738
-----------------------------------------------------------------------------------------------------
                                   Marine -- 0.1%
       2,370,345                   Horizon Lines, Inc.*                             $       1,659,242
                                                                                    -----------------
                                   Total Transportation                             $       2,846,980
-----------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.4%
                                   Automobile Manufacturers -- 0.4%
         335,730                   Ford Motor Co.                                   $       5,304,534
                                                                                    -----------------
                                   Total Automobiles & Components                   $       5,304,534
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.0%+
                                   Education Services -- 0.0%+
          11,492                   Cengage Learning Holdings II LP                  $         291,610
                                                                                    -----------------
                                   Total Consumer Services                          $         291,610
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Specialized Finance -- 0.1%
             894                   Panolam Holdings Co.* (e)                        $         657,984
                                                                                    -----------------
                                   Total Diversified Financials                     $         657,984
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.0%+
                                   Insurance Brokers -- 0.0%+
GBP        4,840                   Towergate Finance Plc (d) (e)                    $           1,151
GBP      132,750                   TIG TopCo Ltd. (d) (e)                                      31.541
                                                                                    -----------------
                                   Total Insurance                                  $          32,692
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
---------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
         158,800                   LDK Solar Co, Ltd. (A.D.R.)*                          $         20,676
                                                                                         ----------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                             $         20,676
---------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $16,159,526)                                    $     16,499,687
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)
---------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 1.1%
                                   TRANSPORTATION -- 0.1%
                                   Airlines -- 0.1%
       1,213,302                   Continental Airlines 1998-1 Class B Pass
                                   Through Trust, 6.748%, 3/15/17                        $      1,292,895
                                                                                         ----------------
                                   Total Transportation                                  $      1,292,895
---------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.0%+
                                   Hotels, Resorts & Cruise Lines -- 0.0%+
         320,272                   Westgate Resorts 2012-A LLC, 3.75%,
                                   8/20/25 (144A)                                        $        322,198
                                                                                         ----------------
                                   Total Consumer Services                               $        322,198
---------------------------------------------------------------------------------------------------------
                                   BANKS -- 0.4%
                                   Thrifts & Mortgage Finance -- 0.4%
       1,397,531           1.16    Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 11/25/34                          $      1,320,575
       1,293,707           6.55    Security National Mortgage Loan Trust 2007-1,
                                   Floating Rate Note, 4/25/37 (144A)                           1,307,691
       1,000,000                   United Auto Credit Securitization Trust 2013-1,
                                   4.4%, 4/15/19 (144A)                                         1,011,222
         624,497                   Westgate Resorts 2014-A LLC, 6.25%,
                                   10/20/26 (144A)                                                626,645
                                                                                         ----------------
                                                                                         $      4,266,133
                                                                                         ----------------
                                   Total Banks                                           $      4,266,133
---------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.6%
                                   Other Diversified Financial Services -- 0.2%
       6,198,806           0.66    Aircraft Finance Trust, Floating Rate Note, 5/15/24   $      2,107,594
---------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.4%
         732,003           0.61    Lease Investment Flight Trust, Floating Rate
                                   Note, 7/15/31                                         $        448,352
       8,404,087           0.57    Lease Investment Flight Trust, Floating Rate
                                   Note, 7/15/31                                                5,147,503
                                                                                         ----------------
                                                                                         $      5,595,855
                                                                                         ----------------
                                   Total Diversified Financials                          $      7,703,449
---------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $14,499,043)                                    $     13,584,675
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 21

---------------------------------------------------------------------------------------------------------
                    Floating
 Principal          Rate (b)
 Amount ($)         (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 1.9%
                                   MATERIALS -- 0.3%
                                   Forest Products -- 0.3%
       4,315,000                   TimberStar Trust I, 7.5296%, 10/15/36 (144A)          $      4,439,574
                                                                                         ----------------
                                   Total Materials                                       $      4,439,574
---------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.6%
                                   Thrifts & Mortgage Finance -- 1.6%
       1,480,000           5.96    COBALT CMBS Commercial Mortgage Trust
                                   2007-C3, Floating Rate Note, 5/15/46                  $      1,409,188
         455,000           5.96    COBALT CMBS Commercial Mortgage Trust
                                   2007-C3, Floating Rate Note, 5/15/46                           406,576
       1,502,000           5.14    Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 10/15/39 (144A)                   1,549,750
       9,000,000           7.08    Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 12/15/35 (144A)                   6,494,400
       1,175,000           3.63    EQTY 2014-INNS Mortgage Trust, Floating Rate
                                   Note, 5/8/31 (144A)                                          1,172,542
         777,948           4.93    EQTY 2014-MZ Mezzanine Trust, Floating Rate
                                   Note, 5/9/19 (144A)                                            773,298
       1,500,000           4.94    GS Mortgage Securities Corp II Series
                                   2005-GG4, Floating Rate Note, 7/10/39                        1,511,412
         874,409                   Homeowner Assistance Program Reverse
                                   Mortgage Loan Trust 2013-RM1, 4.0%,
                                   5/26/53 (144A)                                                 858,320
       2,100,000           6.21    JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2007-LDP12, Floating Rate
                                   Note, 2/15/51                                                2,143,617
       2,110,250           2.52    JP Morgan Mortgage Trust 2005-A1, Floating
                                   Rate Note, 2/25/35                                           2,042,553
         775,000           6.14    Wachovia Bank Commercial Mortgage Trust
                                   Series 2007-C34, Floating Rate Note, 5/15/46                   815,776
                                                                                         ----------------
                                                                                         $     19,177,432
                                                                                         ----------------
                                   Total Banks                                           $     19,177,432
---------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED
                                   MORTGAGE OBLIGATIONS
                                   (Cost $25,198,986)                                    $     23,617,006
---------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 77.8%
                                   ENERGY -- 11.7%
                                   Oil & Gas Drilling -- 0.3%
       3,765,000                   Unit Corp., 6.625%, 5/15/21                           $      3,614,400
---------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.2%
       1,860,000                   Calfrac Holdings LP, 7.5%, 12/1/20 (144A)             $      1,687,950
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.1%
       1,155,000                   American Energy-Permian Basin LLC,
                                   7.375%, 11/1/21 (144A)                                $        851,812
MXN    8,650,000                   Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                     546,086
                                                                                         ----------------
                                                                                         $      1,397,898
---------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 9.3%
       1,750,000                   Antero Resources Corp., 5.625%, 6/1/23 (144A)         $      1,787,188
       2,165,000                   Bonanza Creek Energy, Inc., 5.75%, 2/1/23                    2,105,462
       1,270,000                   Bonanza Creek Energy, Inc., 6.75%, 4/15/21                   1,292,225
       2,830,000                   BreitBurn Energy Partners LP, 7.875%, 4/15/22                2,320,600
       3,725,000                   Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                      3,780,875
       2,000,000                   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                       2,104,600
       2,596,000                   Chaparral Energy, Inc., 7.625%, 11/15/22                     2,076,800
       4,240,000                   Comstock Resources, Inc., 7.75%, 4/1/19                      2,039,864
       2,000,000                   Comstock Resources, Inc., 9.5%, 6/15/20                      1,000,000
       3,695,000                   Denbury Resources, Inc., 5.5%, 5/1/22                        3,501,012
      13,700,000                   EP Energy LLC, 9.375%, 5/1/20                               14,659,000
       4,980,000                   EPL Oil & Gas, Inc., 8.25%, 2/15/18                          3,896,850
       3,260,000                   GeoPark Latin America, Ltd. Agencia en Chile,
                                   7.5%, 2/11/20 (144A)                                         2,771,000
       1,755,000                   Gulfport Energy Corp., 6.625%, 5/1/23 (144A)                 1,785,712
       4,990,000                   Gulfport Energy Corp., 7.75%, 11/1/20                        5,264,450
       3,910,000                   Halcon Resources Corp., 8.875%, 5/15/21                      3,053,710
       3,790,000                   Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)                    3,676,300
       1,000,000                   KazMunayGas National Co JSC, 4.4%,
                                   4/30/23 (144A)                                                 947,500
       3,225,000                   Memorial Production Partners LP, 6.875%,
                                   8/1/22 (144A)                                                3,023,438
       3,000,000                   Memorial Production Partners LP, 7.625%, 5/1/21              2,932,500
       1,525,000                   Memorial Resource Development Corp.,
                                   5.875%, 7/1/22 (144A)                                        1,479,250
       2,300,000                   Midstates Petroleum Co., Inc., 9.25%, 6/1/21                 1,219,000
       2,350,000                   Novatek OAO via Novatek Finance, Ltd.,
                                   4.422%, 12/13/22 (144A)                                      1,974,000
       2,840,000                   Oasis Petroleum, Inc., 6.5%, 11/1/21                         2,854,200
       7,570,000                   Pacific Rubiales Energy Corp., 5.375%,
                                   1/26/19 (144A)                                               5,925,039
       3,250,000                   PDC Energy, Inc., 7.75%, 10/15/22                            3,461,250
       2,250,000                   Penn Virginia Corp., 8.5%, 5/1/20                            2,193,750
       6,995,000                   Rosetta Resources, Inc., 5.875%, 6/1/22                      6,977,512
       1,935,000                   Rosetta Resources, Inc., 5.875%, 6/1/24                      1,920,488
       3,765,000                   Sanchez Energy Corp., 6.125%, 1/15/23                        3,689,700
       1,500,000                   Sanchez Energy Corp., 7.75%, 6/15/21                         1,563,750

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 23

---------------------------------------------------------------------------------------------------------
                    Floating
 Principal          Rate (b)
 Amount ($)         (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration &
                                   Production -- (continued)
         455,000                   SM Energy Co., 5.0%, 1/15/24                          $        447,038
       1,650,000                   SM Energy Co., 6.5%, 1/1/23                                  1,732,500
       2,410,000                   Swift Energy Co., 8.875%, 1/15/20                            1,132,700
       3,020,000                   Talos Production LLC, 9.75%, 2/15/18 (144A)                  2,597,200
CAD    1,775,000                   Trilogy Energy Corp., 7.25%, 12/13/19 (144A)                 1,423,228
       1,850,000                   Ultra Petroleum Corp., 5.75%, 12/15/18 (144A)                1,739,000
       1,245,000                   Vanguard Natural Resources LLC,
                                   7.875%, 4/1/20                                               1,235,662
       5,215,000                   Whiting Canadian Holding Co ULC,
                                   8.125%, 12/1/19                                              5,534,158
                                                                                         ----------------
                                                                                         $    113,118,511
---------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.3%
       4,025,000                   Calumet Specialty Products Partners LP, 6.5%,
                                   4/15/21 (144A)                                        $      4,004,875
---------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 1.3%
       2,170,000                   Crestwood Midstream Partners LP, 6.25%,
                                   4/1/23 (144A)                                         $      2,267,650
       2,790,000                   Energy Transfer Equity LP, 5.875%, 1/15/24                   2,929,500
         950,000           3.27    Energy Transfer Partners LP, Floating Rate
                                   Note, 11/1/66                                                  820,562
NOK   13,000,000           6.63    Golar LNG Partners LP, Floating Rate Note,
                                   10/12/17                                                     1,787,399
       4,000,000                   Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                 4,091,320
       4,350,000                   Targa Resources Partners LP, 4.25%, 11/15/23                 4,241,250
                                                                                         ----------------
                                                                                         $     16,137,681
---------------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.2%
         315,000                   Alpha Natural Resources, Inc., 6.0%, 6/1/19           $         66,150
       2,153,000                   Berau Capital Resources Pte, Ltd., 12.5%,
                                   7/8/15 (144A) (d)                                            1,171,232
       1,900,000                   Indo Energy Finance II BV, 6.375%,
                                   1/24/23 (144A)                                               1,244,500
       4,435,000                   James River Coal Co., 7.875%, 4/1/19 (d)                           444
                                                                                         ----------------
                                                                                         $      2,482,326
                                                                                         ----------------
                                   Total Energy                                          $    142,443,641
---------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 7.8%
                                   Commodity Chemicals -- 1.4%
       4,635,000                   Evolution Escrow Issuer LLC, 7.5%,
                                   3/15/22 (144A)                                        $      4,692,938
EURO   2,500,000                   KP Germany Erste GmbH, 11.625%,
                                   7/15/17 (144A)                                               3,035,880
       9,820,000                   Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                    9,132,600
                                                                                         ----------------
                                                                                         $     16,861,418
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.6%
EURO   7,225,000               Ineos Finance Plc, 4.0%, 5/1/23 (144A)                    $      8,032,397
---------------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.4%
EURO   4,325,000               INEOS Group Holdings SA, 5.75%,
                               2/15/19 (144A)                                            $      4,978,527
---------------------------------------------------------------------------------------------------------
                               Construction Materials -- 0.1%
         820,000               Union Andina de Cementos SAA, 5.875%,
                               10/30/21 (144A)                                           $        834,350
---------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 1.7%
EURO     417,029               Ardagh Finance Holdings SA, 8.375%,
                               6/15/19 (0.00% cash, 8.375% PIK)
                               (144A) (PIK)                                              $        497,464
       3,089,777               Ardagh Finance Holdings SA, 8.625%, (0.00%
                               Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                           3,298,337
         423,529               Ardagh Packaging Finance Plc, 7.0%,
                               11/15/20 (144A)                                                    433,059
EURO   2,100,000               Ardagh Packaging Finance Plc, 9.25%,
                               10/15/20 (144A)                                                  2,520,624
       2,400,000               Reynolds Group Issuer, Inc., 8.25%, 2/15/21                      2,553,000
       7,490,000               Reynolds Group Issuer, Inc., 8.5%, 5/15/18                       7,677,250
       3,785,000               Reynolds Group Issuer, Inc., 9.875%, 8/15/19                     4,033,391
                                                                                         ----------------
                                                                                         $     21,013,125
---------------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.3%
       3,355,000               AEP Industries, Inc., 8.25%, 4/15/19                      $      3,396,938
---------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 1.4%
       6,210,000               Ausdrill Finance Pty, Ltd., 6.875%,
                               11/1/19 (144A)                                            $      5,154,300
       1,600,000               FMG Resources August 2006 Pty, Ltd., 9.75%,
                               3/1/22 (144A)                                                    1,649,000
       4,000,000               MMC Norilsk Nickel OJSC via MMC Finance,
                               Ltd., 5.55%, 10/28/20 (144A)                                     3,930,240
       1,560,000               Prince Mineral Holding Corp., 11.5%,
                               12/15/19 (144A)                                                  1,499,550
       5,145,000               Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                      5,119,275
                                                                                         ----------------
                                                                                         $     17,352,365
---------------------------------------------------------------------------------------------------------
                               Precious Metals & Minerals -- 0.2%
       1,825,000               Fresnillo Plc, 5.5%, 11/13/23 (144A)                      $      1,961,328
---------------------------------------------------------------------------------------------------------
                               Steel -- 1.2%
       2,800,000               Cliffs Natural Resources, Inc., 8.25%,
                               3/31/20 (144A)                                            $      2,744,000
       2,300,000               EVRAZ plc, 7.50%, 11/15/19                                       2,249,400
       4,340,000               JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                     3,622,815
       4,150,000               Metalloinvest Finance, Ltd., 5.625%,
                               4/17/20 (144A)                                                   3,763,585

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 25

---------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Steel -- (continued)
        2,660,000                  Metalloinvest Finance, Ltd., 6.5%,
                                   7/21/16 (144A)                                        $      2,657,340
EURO      101,612     0.00         New World Resources NV, Floating Rate
                                   Note, 10/7/20 (e)                                               18,280
EURO      135,483     0.00         New World Resources NV, Floating Rate
                                   Note, 10/7/20 (e)                                               59,411
                                                                                         ----------------
                                                                                         $     15,114,831
---------------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.5%
       2,025,000                   Mercer International, Inc., 7.0%, 12/1/19             $      2,148,626
       3,735,000                   Resolute Forest Products, Inc., 5.875%, 5/15/23              3,599,606
                                                                                         ----------------
                                                                                         $      5,748,232
                                                                                         ----------------
                                   Total Materials                                       $     95,293,511
---------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 5.0%
                                   Aerospace & Defense -- 0.5%
       1,335,000                   DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)              $      1,345,012
       2,433,000                   DynCorp International, Inc., 10.375%, 7/1/17                 2,080,215
EURO   2,240,000                   TA MFG., Ltd., 3.625%, 4/15/23 (144A)                        2,521,852
                                                                                         ----------------
                                                                                         $      5,947,079
---------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.6%
       6,750,000                   Griffon Corp., 5.25%, 3/1/22                          $      6,817,500
---------------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 1.8%
EURO     640,000                   Abengoa Finance SAU, 6.0%, 3/31/21 (144A)             $        672,841
       6,900,000                   Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                  7,193,250
       4,400,000                   Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                4,537,500
       2,230,000                   Dycom Investments, Inc., 7.125%, 1/15/21                     2,335,925
       6,450,000                   Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                  5,948,190
       8,764,000                   OAS Investments GmbH, 8.25%, 10/19/19
                                   (144A) (d)                                                   1,533,700
                                                                                         ----------------
                                                                                         $     22,221,406
---------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.3%
       3,250,000                   General Cable Corp., 5.75%, 10/1/22                   $      2,973,750
       1,100,000                   WireCo WorldGroup, Inc., 9.5%, 5/15/17                         968,000
                                                                                         ----------------
                                                                                         $      3,941,750
---------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.8%
       4,385,000                   Constellation Enterprises LLC, 10.625%,
                                   2/1/16 (144A)                                         $      3,946,500
       2,980,000                   JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)               3,233,300
       2,800,000                   Magnesita Finance, Ltd., 8.625%
                                   (Perpetual) (144A)                                           2,268,000
                                                                                         ----------------
                                                                                         $      9,447,800
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.6%
       4,440,000                   Apex Tool Group LLC, 7.0%, 2/1/21 (144A)              $      4,206,900
       3,992,000                   Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                   (144A) (PIK) (e)                                             3,632,720
                                                                                         ----------------
                                                                                         $      7,839,620
---------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.4%
       4,365,000                   WESCO Distribution, Inc., 5.375%, 12/15/21            $      4,452,300
                                                                                         ----------------
                                   Total Capital Goods                                   $     60,667,455
---------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                   Diversified Support Services -- 0.1%
       1,475,000                   NANA Development Corp., 9.5%,
                                   3/15/19 (144A)                                        $      1,408,625
                                                                                         ----------------
                                   Total Commercial Services & Supplies                  $      1,408,625
---------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 2.7%
                                   Airlines -- 0.7%
       3,525,000                   Gol LuxCo SA, 8.875%, 1/24/22 (144A)                  $      2,702,142
       2,050,000                   Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                  2,160,188
       3,250,000                   TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                   3,315,000
                                                                                         ----------------
                                                                                         $      8,177,330
---------------------------------------------------------------------------------------------------------
                                   Marine -- 0.4%
       2,700,000                   Far East Capital, Ltd. SA, 8.0%, 5/2/18               $      1,390,500
       3,650,000                   Navios South American Logistics, Inc.,
                                   7.25%, 5/1/22 (144A)                                         3,540,500
                                                                                         ----------------
                                                                                         $      4,931,000
---------------------------------------------------------------------------------------------------------
                                   Railroads -- 0.3%
       3,370,000                   Florida East Coast Holdings Corp., 6.75%,
                                   5/1/19 (144A)                                         $      3,353,150
---------------------------------------------------------------------------------------------------------
                                   Trucking -- 0.3%
       5,992,701                   Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)         $      3,475,767
---------------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.8%
       3,038,875                   Aeropuertos Argentina 2000 SA, 10.75%,
                                   12/1/20 (144A)                                        $      3,221,208
       6,100,000                   Aguila 3 SA, 7.875%, 1/31/18 (144A)                          6,161,000
                                                                                         ----------------
                                                                                         $      9,382,208
---------------------------------------------------------------------------------------------------------
                                   Highways & Railtracks -- 0.2%
MXN   47,000,000                   Red de Carreteras de Occidente SAPIB de CV,
                                   9.0%, 6/10/28 (144A)                                  $      2,974,039
                                                                                         ----------------
                                   Total Transportation                                  $     32,293,494
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 27

---------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 1.0%
                                   Auto Parts & Equipment -- 0.4%
       3,150,000                   Meritor, Inc., 6.75%, 6/15/21                         $      3,291,750
       1,462,000                   Nexteer Automotive Group, Ltd., 5.875%,
                                   11/15/21 (144A)                                              1,513,170
                                                                                         ----------------
                                                                                         $      4,804,920
---------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.6%
       1,880,000                   Fiat Chrysler Automobiles NV, 4.5%,
                                   4/15/20 (144A)                                        $      1,892,220
       2,700,000                   Geely Automobile Holdings, Ltd., 5.25%,
                                   10/6/19 (144A)                                               2,811,375
         670,000                   ZF North America Capital, Inc., 4.5%,
                                   4/29/22 (144A)                                                 668,744
       1,670,000                   ZF North America Capital, Inc., 4.75%,
                                   4/29/25 (144A)                                               1,674,175
                                                                                         ----------------
                                                                                         $      7,046,514
                                                                                         ----------------
                                   Total Automobiles & Components                        $     11,851,434
---------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 1.9%
                                   Homebuilding -- 1.5%
       2,100,000                   Brookfield Residential Properties, Inc., 6.5%,
                                   12/15/20 (144A)                                       $      2,199,750
       9,802,000                   Desarrolladora Homex SAB de CV, 12/11/19
                                   (144A) (c) (d)                                                 636,150
       4,450,000                   Lennar Corp., 4.75%, 11/15/22                                4,500,062
       2,200,000                   Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                    2,290,750
       5,810,000                   Standard Pacific Corp., 6.25%, 12/15/21                      6,187,650
       2,625,000                   Taylor Morrison Communities, Inc.,
                                   5.875%, 4/15/23                                              2,677,500
                                                                                         ----------------
                                                                                         $     18,491,862
---------------------------------------------------------------------------------------------------------
                                   Leisure Products -- 0.4%
       5,000,000                   Icon Health & Fitness, Inc., 11.875%,
                                   10/15/16 (144A)                                       $      4,987,500
                                                                                         ----------------
                                   Total Consumer Durables & Apparel                     $     23,479,362
---------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 3.2%
                                   Casinos & Gaming -- 2.0%
EURO   6,950,000                   Cirsa Funding Luxembourg SA, 8.75%,
                                   5/15/18 (144A)                                        $      8,009,944
          78,344                   Mashantucket Western Pequot Tribe, 6.5%,
                                   7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                            979
      17,000,000                   Scientific Games International, Inc., 10.0%,
                                   12/1/22 (144A)                                              15,767,491
         625,000                   Scientific Games International, Inc.,
                                   6.25%, 9/1/20                                                  454,688
                                                                                         ----------------
                                                                                         $     24,233,102
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                    Floating
 Principal          Rate (b)
 Amount ($)         (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.5%
       2,540,000                   Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)              $      2,590,800
       2,860,000                   Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                  3,170,882
                                                                                         ----------------
                                                                                         $      5,761,682
---------------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.1%
BRL    4,250,000                   Arcos Dorados Holdings, Inc., 10.25%,
                                   7/13/16 (144A)                                        $      1,285,759
---------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.3%
       4,225,000                   Cambium Learning Group, Inc., 9.75%, 2/15/17          $      4,225,000
---------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.3%
EURO   3,285,000                   Boing Group Financing Plc, 6.625%,
                                   7/15/19 (144A)                                        $      3,619,855
                                                                                         ----------------
                                   Total Consumer Services                               $     39,125,398
---------------------------------------------------------------------------------------------------------
                                   MEDIA -- 1.5%
                                   Broadcasting -- 0.5%
EURO   5,000,000                   United Group BV, 7.875%, 11/15/20 (144A)              $      5,992,602
---------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.8%
       4,000,000                   Intelsat Luxembourg SA, 7.75%, 6/1/21                 $      3,675,000
       1,250,000                   Numericable-SFR SAS, 6.0%, 5/15/22 (144A)                    1,280,469
       3,250,000                   Videotron, Ltd., 5.375%, 6/15/24 (144A)                      3,367,812
       1,075,000                   Ziggo Bond Finance BV, 5.875%,
                                   1/15/25 (144A)                                               1,115,312
                                                                                         ----------------
                                                                                         $      9,438,593
---------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
       1,000,000                   WMG Acquisition Corp., 6.75%, 4/15/22 (144A)          $        950,000
---------------------------------------------------------------------------------------------------------
                                   Publishing -- 0.1%
       1,675,000                   MPL 2 Acquisition Canco, Inc., 9.875%,
                                   8/15/18 (144A)                                        $      1,779,688
                                                                                         ----------------
                                   Total Media                                           $     18,160,883
---------------------------------------------------------------------------------------------------------
                                   RETAILING -- 1.1%
                                   Distributors -- 0.1%
       1,250,000                   LKQ Corp., 4.75%, 5/15/23                             $      1,231,250
---------------------------------------------------------------------------------------------------------
                                   Department Stores -- 0.5%
       2,285,000                   Argos Merger Sub, Inc., 7.125%,
                                   3/15/23 (144A)                                        $      2,399,250
       3,850,000                   Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                  3,426,500
                                                                                         ----------------
                                                                                         $      5,825,750
---------------------------------------------------------------------------------------------------------
                                   Computer & Electronics Retail -- 0.2%
       3,010,000                   Rent-A-Center, Inc., 4.75%, 5/1/21                    $      2,663,850
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 29

---------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.3%
       4,365,000                   Outerwall, Inc., 5.875%, 6/15/21 (144A)               $      3,884,850
                                                                                         ----------------
                                   Total Retailing                                       $     13,605,700
---------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.2%
                                   Food Retail -- 0.2%
       2,535,000                   C&S Group Enterprises LLC, 5.375%,
                                   7/15/22 (144A)                                        $      2,515,988
                                                                                         ----------------
                                   Total Food & Staples Retailing                        $      2,515,988
---------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 8.5%
                                   Distillers & Vintners -- 0.5%
       2,507,279                   CEDC Finance Corp International, Inc.,
                                   10.0%, 4/30/18 (10.0% cash, 0.0% PIK) (PIK)           $      1,604,659
       4,829,992                   CEDC Finance Corp International, Inc., 9.0%,
                                   4/30/18 (Step)                                               4,540,192
                                                                                         ----------------
                                                                                         $      6,144,851
---------------------------------------------------------------------------------------------------------
                                   Soft Drinks -- 0.2%
       3,200,000                   Cott Beverages, Inc., 5.375%, 7/1/22 (144A)           $      3,076,160
---------------------------------------------------------------------------------------------------------
                                   Agricultural Products -- 0.1%
       1,625,000                   Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)            $        723,125
---------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 7.2%
       1,960,000                   Agrokor dd, 8.875%, 2/1/20 (144A)                     $      2,156,549
EURO   3,200,000                   Agrokor dd, 9.875%, 5/1/19 (144A)                            3,875,492
       4,450,000                   CFG Investment SAC, 9.75%, 7/30/19 (144A)                    4,261,320
       1,246,000                   Chiquita Brands International, Inc.,
                                   7.875%, 2/1/21                                               1,361,255
       9,720,000                   Corp Pesquera Inca SAC, 9.0%,
                                   2/10/17 (144A)                                               9,715,140
       6,800,000                   FAGE Dairy Industry SA, 9.875%,
                                   2/1/20 (144A)                                                7,148,500
       4,690,000                   JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                  4,837,782
       2,020,000                   JBS Investments GmbH, 7.75%,
                                   10/28/20 (144A)                                              2,189,680
       3,615,000                   Marfrig Holding Europe BV, 6.875%,
                                   6/24/19 (144A)                                               3,217,350
      12,248,000                   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                 11,972,420
       6,300,000                   MHP SA, 8.25%, 4/2/20 (144A)                                 5,040,000
       3,755,000                   Minerva Luxembourg SA, 12.25%,
                                   2/10/22 (144A)                                               4,126,745
      13,800,000                   Minerva Luxembourg SA, 7.75%,
                                   1/31/23 (144A)                                              13,765,500
       6,500,000                   Pesquera Exalmar S.A.A., 7.375%,
                                   1/31/20 (144A)                                               5,313,750

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- (continued)
       5,340,000                   Post Holdings, Inc., 6.0%, 12/15/22 (144A)            $      5,206,500
       1,375,000                   Post Holdings, Inc., 6.75%, 12/1/21 (144A)                   1,390,812
       1,675,000                   Post Holdings, Inc., 7.375%, 2/15/22                         1,737,812
                                                                                         ----------------
                                                                                         $     87,316,607
---------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.5%
       7,165,000                   Alliance One International, Inc.,
                                   9.875%, 7/15/21                                       $      6,233,550
                                                                                         ----------------
                                   Total Food, Beverage & Tobacco                        $    103,494,293
---------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 2.6%
                                   Health Care Supplies -- 0.8%
       5,750,000                   ConvaTec Healthcare E SA, 10.5%,
                                   12/15/18 (144A)                                       $      6,080,625
       3,200,000                   Immucor, Inc., 11.125%, 8/15/19                              3,440,000
                                                                                         ----------------
                                                                                         $      9,520,625
---------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.1%
       1,320,000                   Kindred Healthcare, Inc., 8.0%, 1/15/20 (144A)        $      1,424,016
---------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 1.3%
       2,555,000                   Amsurg Corp., 5.625%, 7/15/22                         $      2,593,836
       5,675,000                   CHS, 6.875%, 2/1/22                                          6,022,594
       2,400,000                   Kindred Healthcare Inc., 6.375%, 4/15/22                     2,472,000
       4,300,000                   LifePoint Hospitals, Inc., 5.5%, 12/1/21                     4,519,730
                                                                                         ----------------
                                                                                         $     15,608,160
---------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.4%
       4,620,000                   WellCare Health Plans, Inc., 5.75%, 11/15/20          $      4,897,200
                                                                                         ----------------
                                   Total Health Care Equipment & Services                $     31,450,001
---------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 2.2%
                                   Biotechnology -- 0.8%
       9,652,000                   Lantheus Medical Imaging, Inc., 9.75%, 5/15/17        $      9,483,090
---------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 1.4%
       4,980,000                   DPx Holdings BV, 7.5%, 2/1/22 (144A)                  $      5,222,775
       6,165,000                   Endo Finance LLC, 5.375%, 1/15/23 (144A)                     6,064,819
       1,740,000                   Grifols Worldwide Operations, Ltd., 5.25%,
                                   4/1/22 (144A)                                                1,779,150
         856,000                   Salix Pharmaceuticals, Ltd., 6.25%,
                                   1/15/21 (144A)                                                 971,560
       3,100,000                   Valeant Pharmaceuticals International, Inc.,
                                   5.875%, 5/15/23 (144A)                                       3,181,375
                                                                                         ----------------
                                                                                         $     17,219,679
                                                                                         ----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                         $     26,702,769
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 31

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   BANKS -- 3.9%
                                   Diversified Banks -- 3.4%
         3,485,000          9.25   Access Bank Plc, Floating Rate Note,
                                   6/24/21 (144A)                                        $      3,311,447
         4,765,000                 Banco de Galicia y Buenos Aires SA, 8.75%,
                                   5/4/18 (144A)                                                4,896,038
           820,000          9.75   Banco Macro SA, Floating Rate Note, 12/18/36                   820,000
         2,000,000                 Banco Nacional de Costa Rica, 6.25%,
                                   11/1/23 (144A)                                               2,062,500
         2,400,000          6.38   Banco Santander SA, Floating Rate
                                   Note (Perpetual)                                             2,361,000
         2,525,000          6.50   Bank of America Corp., Floating Rate
                                   Note, 10/23/49                                               2,682,812
         3,425,000          6.25   Bank of America Corp., Floating Rate
                                   Note, 9/29/49                                                3,508,484
         1,250,000                 BBVA Bancomer SA Texas, 6.75%,
                                   9/30/22 (144A)                                               1,420,312
         2,150,000          5.90   Citigroup, Inc., Floating Rate Note (Perpetual)              2,167,469
         1,200,000          5.88   Citigroup, Inc., Floating Rate Note (Perpetual)              1,209,000
         4,185,000                 CorpGroup Banking SA, 6.75%, 3/15/23 (144A)                  4,150,449
         1,225,000                 FirstRand Bank, Ltd., 4.25%, 4/30/20                         1,240,312
         1,850,000          6.50   ING Groep NV, Floating Rate Note (Perpetual)                 1,840,750
IDR 11,650,000,000                 Inter-American Development Bank,
                                   4.5%, 2/4/16                                                   864,639
INR     42,350,000                 Inter-American Development Bank,
                                   6.0%, 9/5/17                                                   656,980
IDR  5,140,000,000                 Inter-American Development Bank,
                                   7.25%, 7/17/17                                                 387,884
           750,000                 Sberbank of Russia Via SB Capital SA,
                                   5.25%, 5/23/23 (144A)                                          600,000
         2,725,000                 Vnesheconombank Via VEB Finance Plc,
                                   6.902%, 7/9/20 (144A)                                        2,609,188
         1,075,000                 VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                   10/17/22 (144A)                                                985,324
         3,175,000          5.88   Wells Fargo & Company, Floating Rate
                                   Note (Perpetual)                                             3,373,438
                                                                                         ----------------
                                                                                         $     41,148,026
---------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.2%
         2,555,000          6.75   The PNC Financial Services Group, Inc.,
                                   Floating Rate Note (Perpetual)                        $      2,871,820
---------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.3%
         4,000,000                 Alfa Bank OJSC Via Alfa Bond Issuance Plc,
                                   7.5%, 9/26/19 (144A)                                  $      3,850,000
                                                                                         ----------------
                                   Total Banks                                           $     47,869,846
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 4.6%
                                   Other Diversified Financial Services -- 0.5%
         1,845,000                 Africa Finance Corp., 4.375%, 4/29/20 (144A)          $      1,865,756
INR    227,100,000                 European Bank for Reconstruction &
                                   Development, 6.0%, 3/3/16                                    3,546,260
                                                                                         ----------------
                                                                                         $      5,412,016
---------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 1.6%
         3,045,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)         $      3,312,860
EURO     3,695,000                 EC Finance Plc, 5.125%, 7/15/21 (144A)                       4,362,308
         4,870,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                        4,729,988
         3,000,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                        2,925,000
         4,000,000                 Unifin Financiera SAPI de CV SOFOM ENR,
                                   6.25%, 7/22/19 (144A)                                        3,875,000
                                                                                         ----------------
                                                                                         $     19,205,156
---------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 1.1%
         1,200,000                 Ally Financial, Inc., 4.125%, 3/30/20                 $      1,206,000
INR    241,840,000                 International Finance Corp., 7.75%, 12/3/16                  3,841,447
INR    240,670,000                 International Finance Corp., 8.25%, 6/10/21                  4,032,618
         4,263,547                 Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                     4,424,628
                                                                                         ----------------
                                                                                         $     13,504,693
---------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.3%
         3,800,000                 JBS Investment Management, Ltd.,
                                   7.25%, 4/3/24                                         $      3,963,400
---------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 1.1%
         3,550,000          5.55   Morgan Stanley, Floating Rate Note (Perpetual)        $      3,567,750
         3,225,000          5.38   The Goldman Sachs Group, Inc., Floating
                                   Rate Note (Perpetual)                                        3,220,969
         5,650,000                 UBS AG, 7.625%, 8/17/22                                      6,789,712
                                                                                         ----------------
                                                                                         $     13,578,431
                                                                                         ----------------
                                   Total Diversified Financials                          $     55,663,696
---------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 4.6%
                                   Insurance Brokers -- 0.0%+
GBP        168,361                 Towergate Finance Plc, Floating Rate Note,
                                   3/2/20 (144A) (d)                                     $        258,367
---------------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.1%
GBP        954,047                 TIG FINCO Plc, 8.75%, 4/2/20                          $      1,464,080
---------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 4.5%
         3,314,020                 Altair Re, Variable Rate Notes, 6/30/16               $      1,917,161
         2,400,000                 Altair Re, Variable Rate Notes, 6/30/17                      2,447,520


The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 33

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
         1,900,000          6.38   Aquarius + Investments Plc for Swiss
                                   Reinsurance Co., Ltd., Floating Rate Note,
                                   9/1/24                                                $      2,029,593
         1,450,000                 Arlington Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 8/1/15                                  1,634,730
         1,000,000                 Bersick Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Note, 1/22/16                                  1,019,300
           475,000          4.28   Blue Danube II, Ltd., Floating Rate Note,
                                   5/23/18 (Cat Bond) (144A)                                      475,760
         3,120,000                 Carnoustie Segregated Account (KANE SAC
                                   Ltd.), Variable Rate Notes, 2/19/16                          3,317,496
           814,976                 Clarendon Segregated Account (Kane SAC
                                   Ltd.), Variable Rate Notes, 7/14/15                            805,604
         2,375,100                 Exeter Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/7/16                                  2,387,451
         1,300,000                 Fairfield Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 2/2/16                                  1,224,730
         2,400,000                 Gloucester Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 6/12/15                                 2,374,320
         5,400,000                 Gullane Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/22/17                                 5,416,200
         1,093,300                 Hereford Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/7/16                                  1,099,313
         1,000,000          3.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                                   11/25/19 (Cat Bond) (144A)                                     989,700
           500,000                 Lahinch Re., 6/15/16 (c)                                       480,550
         2,400,000                 Lorenzo Re, Ltd., 3/31/18                                    2,414,160
         1,067,200                 Muirfield Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/12/16                                 1,071,042
         3,900,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                   Notes, 2/1/19                                                4,121,130
           903,800                 PI-1, Series E -- 2014 (Kane SAC Ltd.), Variable
                                   Rate Notes, 6/12/15                                            950,707
         1,300,000                 Prestwick Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 7/1/16                                  1,319,110
           750,000          9.01   Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 6/6/15 (Cat Bond) (144A)                            754,500
         1,600,000         22.01   Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 6/6/16 (Cat Bond) (144A)                          1,777,920
            13,467                 Sector Re V, Ltd., 12/1/18 (144A) (c)                          164,043
           950,000                 Sector Re V, Ltd., 12/1/19 (144A) (c)                          987,715
             1,721                 Sector Re V, Ltd., 3/30/19 (144A) (c)                          289,253
         1,100,000                 Sector Re V, Ltd., 3/1/20 (144A) (c)                         1,100,000
           750,000                 Sector Re V, Ltd., 3/1/20 (144A) (c)                           750,000

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                      Floating
 Principal            Rate (b)
 Amount ($)           (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
         2,000,000                 Silverton Re, Ltd., 9/16/16 (144A) (c)                $        127,600
         1,800,000                 Silverton RE, Ltd., 9/18/17 (144A) (c)                       1,927,800
         1,325,000      7.51       Sirius International Group, Ltd., Floating Rate
                                   Note (Perpetual) (144A)                                      1,387,938
         2,600,000                 St. Andrews Segregated Account (KANE SAC
                                   Ltd.), Variable Rate Notes, 1/22/16                          2,639,520
         1,101,200                 Troon Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/12/16                                 1,104,063
           506,000                 Turnberry Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/15/16                                   509,087
         3,800,000                 Versutus Ltd., Series 2015-A, Variable Rate
                                   Notes, 12/31/2017                                            3,917,040
                                                                                         ----------------
                                                                                         $     54,932,056
                                                                                         ----------------
                                   Total Insurance                                       $     56,654,503
---------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.4%
                                   Diversified REIT -- 0.1%
         1,905,000                 Trust F, 5.25%, 12/15/24 (144A)                       $      2,019,300
---------------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.2%
         2,528,093                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                   (12.0% cash, 0.0% PIK) (PIK)                          $      2,313,205
---------------------------------------------------------------------------------------------------------
                                   Diversified Real Estate Activities -- 0.1%
           995,000                 Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)          $      1,037,288
---------------------------------------------------------------------------------------------------------
                                   Real Estate Operating Companies -- 1.0%
         6,405,000                 IRSA Inversiones y Representaciones SA,
                                   8.5%, 2/2/17 (144A)                                   $      6,405,000
         5,750,000                 IRSA Propiedades Comerciales SA, 7.875%,
                                   5/11/17 (144A)                                               5,706,875
                                                                                         ----------------
                                                                                         $     12,111,875
                                                                                         ----------------
                                   Total Real Estate                                     $     17,481,668
---------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 1.9%
                                   Internet Software & Services -- 1.2%
         3,650,000                 Cimpress NV, 7.0%, 3/24/22 (144A)                     $      3,741,250
         1,600,000                 Equinix, Inc., 5.375%, 1/1/22                                1,660,000
         2,910,000                 Equinix, Inc., 5.375%, 4/1/23                                3,004,575
           700,000                 IAC, 4.875%, 11/30/18                                          724,500
         4,430,000                 VeriSign, Inc., 4.625%, 5/1/23                               4,427,785
         1,470,000                 VeriSign, Inc., 5.25%, 4/1/25 (144A)                         1,519,539
                                                                                         ----------------
                                                                                         $     15,077,649
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 35

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.5%
         2,100,000                 Audatex North America, Inc., 6.0%,
                                   6/15/21 (144A)                                        $      2,168,901
         2,440,000                 Cardtronics, Inc., 5.125%, 8/1/22 (144A)                     2,421,700
         1,700,000                 NeuStar, Inc., 4.5%, 1/15/23                                 1,496,000
                                                                                         ----------------
                                                                                         $      6,086,601
---------------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.2%
         1,850,000                 Activision Blizzard, Inc., 6.125%,
                                   9/15/23 (144A)                                        $      2,038,478
                                                                                         ----------------
                                   Total Software & Services                             $     23,202,728
---------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                                   Communications Equipment -- 0.1%
         1,475,000                 CommScope, Inc., 5.0%, 6/15/21 (144A)   $                    1,475,000
---------------------------------------------------------------------------------------------------------
                                   Technology Hardware, Storage &
                                   Peripherals -- 0.6%
         6,925,000                 Seagate HDD Cayman, 4.75%, 6/1/23                     $      7,265,059
---------------------------------------------------------------------------------------------------------
                                   Electronic Equipment Manufacturers -- 0.4%
         4,750,000                 Viasystems, Inc., 7.875%, 5/1/19 (144A)               $      4,999,375
---------------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.3%
         1,000,000                 Belden, Inc., 5.25%, 7/15/24 (144A)                   $      1,012,500
EURO     1,800,000                 Belden, Inc., 5.5%, 4/15/23 (144A)                           2,173,184
                                                                                         ----------------
                                                                                         $      3,185,684
                                                                                         ----------------
                                   Total Technology Hardware & Equipment                 $     16,925,118
---------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.6%
                                   Semiconductor Equipment -- 0.2%
         2,500,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                   $      2,612,500
---------------------------------------------------------------------------------------------------------
                                   Semiconductors -- 0.4%
         3,455,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19           $      3,005,850
         1,355,000                 Advanced Micro Devices, Inc., 7.0%, 7/1/24                   1,053,512
         2,266,700                 LDK Solar Co, Ltd., 5.535%, 12/31/18,
                                   (5.535% cash, 5.535% PIK) (PIK)                                544,008
                                                                                         ----------------
                                                                                         $      4,603,370
                                                                                         ----------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                               $      7,215,870
---------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 6.9%
                                   Integrated Telecommunication Services -- 4.2%
         2,260,000                 CenturyLink, Inc., 5.625%, 4/1/25 (144A)              $      2,257,175
         2,790,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                      2,964,375
COP  1,626,000,000                 Empresa de Telecomunicaciones de Bogota,
                                   7.0%, 1/17/23 (144A)                                           649,854

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication
                                   Services -- (continued)
         5,200,000                 Frontier Communications Corp.,
                                   7.125%, 1/15/23                                       $      5,226,000
         2,940,000                 Frontier Communications Corp., 8.5%, 4/15/20                 3,256,050
        10,345,000                 Frontier Communications Corp.,
                                   8.75%, 4/15/22                                              11,327,775
           500,000                 GCI, Inc., 6.75%, 6/1/21                                       510,000
         4,275,000                 GCI, Inc., 6.875%, 4/15/25 (144A)                            4,381,875
EURO     1,600,000                 Telenet Finance V Luxembourg SCA, 6.25%,
                                   8/15/22 (144A)                                               1,947,461
         6,285,000                 Windstream Corp., 7.5%, 6/1/22                               5,986,462
         6,765,000                 Windstream Services LLC, 7.75%, 10/15/20                     6,951,038
         5,700,000                 Windstream Services LLC, 8.125%, 9/1/18                      5,954,220
                                                                                         ----------------
                                                                                         $     51,412,285
---------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 2.7%
         2,800,000                 Altice Financing SA, 6.5%, 1/15/22 (144A)             $      2,856,000
         1,320,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)                  1,359,600
           600,000                 Altice Finco SA, 8.125%, 1/15/24 (144A)                        631,500
         1,000,000                 Altice SA, 7.75%, 5/15/22 (144A)                             1,010,010
         1,500,000                 Mobile Telesystems OJSC via MTS International
                                   Funding, Ltd., 5.0%, 5/30/23 (144A)                          1,343,250
         3,000,000                 Sprint Corp., 7.25%, 9/15/21                                 3,011,250
         2,880,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                          3,038,256
         1,940,000                 T-Mobile USA, Inc., 6.633%, 4/28/21                          2,046,700
         1,300,000                 T-Mobile USA, Inc., 6.731%, 4/28/22                          1,369,875
         2,750,000                 Unison Ground Lease Funding LLC, 5.78%,
                                   3/16/43 (144A)                                               2,758,222
         7,800,000                 Vimpel Communications Via VIP Finance
                                   Ireland, Ltd. OJSC, 7.748%, 2/2/21 (144A)                    7,850,544
         4,875,000                 VimpelCom Holdings BV, 7.5043%,
                                   3/1/22 (144A)                                                4,826,250
RUB     38,400,000                 VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                    665,785
                                                                                         ----------------
                                                                                         $     32,767,242
                                                                                         ----------------
                                   Total Telecommunication Services                      $     84,179,527
---------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 3.0%
                                   Electric Utilities -- 1.4%
         1,981,000                 Cia de Transporte de Energia Electrica en
                                   Alta Tension Transener SA, 9.75%,
                                   8/15/21 (144A)                                        $      1,713,565
         1,610,000                 ContourGlobal Power Holdings SA, 7.125%,
                                   6/1/19 (144A)                                                1,680,035
         3,725,000          5.25   Electricite de France SA, Floating Rate Note
                                   (Perpetual) (144A)                                           3,901,938

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 37

---------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                   Electric Utilities -- (continued)
           811,000                 Empresa Distribuidora Y Comercializadora
                                   Norte, 9.75%, 10/25/22 (144A)                         $        652,855
         1,830,000                 Empresa Electrica Angamos SA, 4.875%,
                                   5/25/29 (144A)                                               1,850,588
         2,995,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)              3,604,482
            71,485                 FPL Energy National Wind Portfolio LLC,
                                   6.125%, 3/25/19 (144A)                                          71,485
           225,163                 FPL Energy Wind Funding LLC, 6.876%,
                                   6/27/17 (144A)                                                 225,726
         3,760,000                 RJS Power Holdings LLC, 5.125%,
                                   7/15/19 (144A)                                               3,694,200
                                                                                         ----------------
                                                                                         $     17,394,874
---------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.5%
           925,000                 DTEK Finance Plc, 7.875%, 4/4/18 (144A)               $        416,250
         5,027,062                 Ormat Funding Corp., 8.25%, 12/30/20                         5,127,603
                                                                                         ----------------
                                                                                         $      5,543,853
---------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy
                                   Traders -- 1.1%
         1,650,000                 AES Corp. Virginia, 5.5%, 3/15/24                     $      1,650,000
         3,000,000                 AES Corp., 5.5%, 4/15/25                                     2,962,500
           940,000                 Instituto Costarricense de Electricidad,
                                   6.95%, 11/10/21 (144A)                                       1,006,975
         1,500,000                 InterGen NV, 7.0%, 6/30/23 (144A)                            1,443,750
         6,000,000                 NRG Energy, Inc., 6.25%, 5/1/24                              6,135,000
                                                                                         ----------------
                                                                                         $     13,198,225
                                                                                         ----------------
                                   Total Utilities                                       $     36,136,952
---------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $987,394,195)                                   $    947,822,462
---------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 4.6%
         2,655,000                 Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)         $      2,741,288
         2,145,000                 City of Buenos Aires Argentina, 8.95%,
                                   2/19/21 (144A)                                               2,295,150
         1,220,000                 Ecuador Government International Bond,
                                   10.5%, 3/24/20 (144A)                                        1,317,600
         2,510,000                 Ecuador Government International Bond,
                                   7.95%, 6/20/24 (144A)                                        2,447,250
IDR 53,000,000,000                 Indonesia Treasury Bond, 7.0%, 5/15/22                       3,935,391
IDR 40,352,000,000                 Indonesia Treasury Bond, 8.25%, 6/15/32                      3,167,457
         2,175,000                 Kenya Government International Bond, 5.875%,
                                   6/24/19 (144A)                                               2,249,668
         2,530,000                 Kenya Government International Bond, 6.875%,
                                   6/24/24 (144A)                                               2,669,150

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- (continued)
MXN      1,800,000                 Mexican Bonos, 7.5%, 6/3/27                           $        130,275
MXN    231,881,859                 Mexican Udibonos, 2.0%, 6/9/22                              14,422,877
MXN      9,139,667                 Mexican Udibonos, 3.5%, 12/14/17                               625,503
EURO     2,175,000                 Mexico Government International Bond,
                                   4.0%, 3/15/15                                                2,443,124
         2,964,960                 Province of Salta Argentina, 9.5%,
                                   3/16/22 (144A)                                               2,994,610
         1,025,000                 Provincia de Buenos Aires Argentina,
                                   10.875%, 1/26/21 (144A)                                      1,066,000
         1,125,000                 Provincia de Buenos Aires Argentina, 11.75%,
                                   10/5/15 (144A)                                               1,125,000
RON     20,830,000                 Romania Government Bond, 5.85%, 4/26/23                      6,289,585
RON      1,220,000                 Romania Government Bond, 5.95%, 6/11/21                        364,301
RUB     49,399,000                 Russian Federal Bond -- OFZ, 7.0%, 8/16/23                     769,206
         2,000,000                 Rwanda International Government Bond,
                                   6.625%, 5/2/23 (144A)                                        2,030,596
         3,700,000                 Zambia Government International Bond,
                                   5.375%, 9/20/22 (144A)                                       3,420,021
---------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $64,908,332)                                    $     56,504,052
---------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 0.0%+
                                   Municipal General -- 0.0%+
         8,875,000          0.00   Non-Profit Preferred Funding Trust I, Floating
                                   Rate Note, 9/15/37 (144A)                             $        610,955
---------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $8,858,943)                                     $        610,955
---------------------------------------------------------------------------------------------------------
                                   SENIOR FLOATING RATE LOAN
                                   INTERESTS -- 3.4%**
                                   ENERGY -- 0.2%
                                   Coal & Consumable Fuels -- 0.2%
         4,700,000         18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13             $      1,715,500
         1,034,769          8.15   Long Haul Holdings, Ltd., Facility B
                                   Loan, 11/17/13                                                 377,691
                                                                                         ----------------
                                                                                         $      2,093,191
                                                                                         ----------------
                                   Total Energy                                          $      2,093,191
---------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.0%+
                                   Metal & Glass Containers -- 0.0%+
           538,421          5.50   Pro Mach Group, Inc., Dollar Term
                                   Loan, 10/22/21                                        $        542,539
                                                                                         ----------------
                                   Total Capital Goods                                   $        542,539
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 39

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                   Diversified Support Services -- 0.0%+
           499,627          5.76   IAP Worldwide Services, Inc., Term
                                   Loan, 7/18/19                                         $        464,653
---------------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.1%
         1,012,104          4.25   Monitronics International, Inc., Term B
                                   Loan, 3/23/18                                         $      1,015,520
                                                                                         ----------------
                                   Total Commercial Services & Supplies                  $      1,480,173
---------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Air Freight & Logistics -- 0.1%
           992,325          6.75   Ozburn-Hessey Holding Co LLC, Term
                                   Loan, 5/23/19                                         $        994,806
                                                                                         ----------------
                                   Total Transportation                                  $        994,806
---------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.3%
                                   Auto Parts & Equipment -- 0.3%
             3,174          3.50   Allison Transmission, Inc., Term B-3
                                   Loan, 8/23/19                                         $          3,198
         3,088,459          4.25   TI Group Automotive Systems LLC, Term Loan
                                   Facility, 7/1/21                                             3,098,111
                                                                                         ----------------
                                                                                         $      3,101,309
                                                                                         ----------------
                                   Total Automobiles & Components                        $      3,101,309
---------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.3%
                                   Advertising -- 0.2%
         2,171,060          6.75   Affinion Group, Inc., Tranche B Term
                                   Loan, 4/30/18                                         $      2,088,740
---------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.1%
         1,339,655          4.75   WideOpenWest Finance LLC, Term B
                                   Loan, 4/1/19                                          $      1,348,387
                                                                                         ----------------
                                   Total Media                                           $      3,437,127
---------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.5%
                                   Automotive Retail -- 0.5%
         5,871,250          5.75   CWGS Group LLC, Term Loan, 2/20/20                    $      5,945,193
                                                                                         ----------------
                                   Total Retailing                                       $      5,945,193
---------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.1%
                                   Food Distributors -- 0.1%
         1,027,117          5.75   AdvancePierre Foods, Inc., Term Loan (First
                                   Lien), 7/10/17                                        $      1,036,586
                                                                                         ----------------
                                   Total Food & Staples Retailing                        $      1,036,586
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

---------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                   Health Care Services -- 0.7%
         1,020,068          4.25   Alliance HealthCare Services, Inc., Initial Term
                                   Loan, 6/3/19                                          $      1,017,837
         1,281,034          6.75   Ardent Medical Services, Inc., 1st Lien Term
                                   Loan, 5/2/18                                                 1,287,172
           696,116          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                   693,070
           417,670          6.50   BioScrip, Inc., Term Loan, 7/31/20                             415,842
         2,524,500          4.25   National Mentor Holdings, Inc., Tranche B Term
                                   Loan, 1/31/21                                                2,537,913
         1,477,584          5.25   National Surgical Hospitals, Inc., Tranche B-2
                                   Term Loan, 7/11/19                                           1,484,972
         1,065,589          7.25   Virtual Radiologic Corp., Term Loan A, 12/22/16                913,743
                                                                                         ----------------
                                                                                         $      8,350,549
---------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.1%
           780,441          9.75   MMM Holdings, Inc., Term Loan, 10/9/17                $        655,570
           567,383          9.75   MSO of Puerto Rico, Inc., MSO Term
                                   Loan, 12/12/17                                                 476,602
                                                                                         ----------------
                                                                                         $      1,132,172
                                                                                         ----------------
                                   Total Health Care Equipment & Services                $      9,482,721
---------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 0.0%+
                                   Pharmaceuticals -- 0.0%+
           483,931          5.00   Generic Drug Holdings, Inc., Closing Date Term
                                   Loan, 8/16/20                                         $        482,923
                                                                                         ----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                         $        482,923
---------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.2%
                                   Multi-line Insurance -- 0.2%
         1,842,725          5.00   Alliant Holdings I, Inc., Initial Term
                                   Loan, 12/20/19                                        $      1,850,212
                                                                                         ----------------
                                   Total Insurance                                       $      1,850,212
---------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.7%
                                   Application Software -- 0.7%
         4,373,318          8.50   Expert Global Solutions, Inc., Term B Advance
                                   (First Lien), 4/3/18                                  $      4,384,251
         3,500,000          9.75   Vertafore, Inc., Term Loan (Second Lien),
                                   10/29/17                                                     3,533,540
                                                                                         ----------------
                                                                                         $      7,917,791
                                                                                         ----------------
                                   Total Software & Services                             $      7,917,791
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 41

---------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                   Electronic Components -- 0.1%
         1,665,289          5.75   Scitor Corp., Term Loan, 2/15/17                      $      1,668,399
                                                                                         ----------------
                                   Total Technology Hardware & Equipment                 $      1,668,399
---------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                   (Cost $43,368,922)                                    $     40,032,970
---------------------------------------------------------------------------------------------------------

Shares
---------------------------------------------------------------------------------------------------------
                                   RIGHTS / WARRANTS -- 0.0%+
                                   FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                   Distillers & Vintners -- 0.0%+
         5,578,091                 Belvedere SA, 12/23/16                                $        501,761
                                                                                         ----------------
                                   Total Food, Beverage & Tobacco                        $        501,761
---------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.0%+
                                   Insurance Brokers -- 0.0%+
 GBP     4,613,242                 Towergate Finance Plc (Class B) (d) (e) (f)           $             --
                                                                                         ----------------
                                   Total Insurance                                       $             --
---------------------------------------------------------------------------------------------------------
                                   TOTAL RIGHTS / WARRANTS
                                   (Cost $303,268)                                       $        501,761
---------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 96.9%
                                   (Cost $1,245,931,695) (a) (g)                         $  1,180,533,299
---------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 3.1%                    $     37,990,023
---------------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                            $  1,218,523,322
=========================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe  bond  is  a  high-yield  debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(PIK)       Represents a pay in kind security.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $589,624,479 or 48.4% of total net assets.

(a) At April 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $1,249,857,150 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                            $  43,438,712
          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                             (112,762,563)
                                                                                 -------------
          Net unrealized depreciation                                            $ (69,323,851)
                                                                                 =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)     Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes To Financial Statements -- Note 1A.

(f)     Warrants are exercised for 1,390 Class A shares.

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

        Argentina                                                           3.0%
        Australia                                                           1.0%
        Bermuda                                                             3.6%
        Canada                                                              2.3%
        Cayman Islands                                                      3.1%
        Ireland                                                             2.9%
        Luxembourg                                                          6.0%
        Mexico                                                              3.9%
        Netherlands                                                         2.6%
        Peru                                                                1.7%
        Supranational                                                       1.3%
        United Kingdom                                                      2.6%
        United States                                                      56.4%
        Other (individually less than 1%)                                   9.6%
                                                                          ------
                                                                          100.0%
                                                                          ======

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       BRL      Brazilian Real
       CAD      Canadian Dollar
       COP      Columbian Peso
       EURO     Euro
       GBP      British Pound Sterling
       IDR      Indonesian Rupiah
       INR      Indian Rupee
       MXN      Mexican Peso
       NOK      Norwegian Krone
       RON      Romanian Leu
       RUB      Russian Ruble

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 43

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $227,380,527 and $309,006,865, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Portfolio's investments:

--------------------------------------------------------------------------------------
                                 Level 1       Level 2       Level 3      Total
--------------------------------------------------------------------------------------
 Convertible Corporate Bonds
  Materials
   Steel                         $        --   $        --   $   66,648   $    66,648
  All Other Convertible
   Corporate Bonds                        --    44,583,740           --    44,583,740
 Preferred Stocks
  Transportation
   Air Freight & Logistics                --     2,571,128           --     2,571,128
  Diversified Financials
   Consumer Finance                9,345,168     1,587,006           --    10,932,174
  Insurance
   Insurance Brokers                      --            --    6,837,517     6,837,517
   Reinsurance                            --            --    4,556,273     4,556,273
  All Other Preferred Stocks      10,776,386            --           --    10,776,386
 Convertible Preferred Stocks             --     1,035,865           --     1,035,865
 Common Stock
  Capital Goods
   Construction & Engineering             --       564,252           --       564,252
   Industrial Machinery                   --            --        1,560         1,560
  Commercial Services
   & Supplies
   Diversified Support Services           --        48,767           --        48,767
  Transportation
   Air Freight & Logistics                --     1,187,738           --     1,187,738
  Consumer Services
   Education Services                     --       291,610           --       291,610
  Diversified Financials
   Specialized Finance                    --            --      657,984       657,984
  Insurance
   Insurance Brokers                      --            --       32,692        32,692
  All Other Common Stocks         13,715,084            --           --    13,715,084

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

--------------------------------------------------------------------------------------------------
                                      Level 1       Level 2          Level 3       Total
--------------------------------------------------------------------------------------------------
 Asset Backed Securities              $        --   $   13,584,675   $        --   $   13,584,675
 Collateralized Mortgage
  Obligations                                  --       23,617,006            --       23,617,006
 Corporate Bonds
  Materials
   Steel                                       --               --        77,691           77,691
  Capital Goods
   Industrial Machinery                        --               --     3,632,720        3,632,720
  Insurance
   Reinsurance                                 --               --    47,516,645       47,516,645
  All Other Corporate Bonds                    --      896,595,406            --      896,595,406
 U.S. Government Agency
  Obligations                                  --               --            --               --
 Foreign Government Bonds                      --       56,504,052            --       56,504,052
 Municipal Bonds                               --          610,955            --          610,955
 Senior Floating Rate Loan Interests           --       40,032,970            --       40,032,970
 Rights/Warrants                          501,761               --            --*         501,761
--------------------------------------------------------------------------------------------------
 Total                                $34,338,399   $1,082,815,170   $63,379,730   $1,180,533,299
==================================================================================================
 Other Financial Instruments
 Net unrealized appreciation
   on forward foreign
   currency contracts                 $        --   $      250,643   $        --   $      250,643
 Net unrealized depreciation
   on forward foreign
   currency contracts                          --         (307,930)           --   $     (307,930)
--------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments              $        --   $      (57,287)  $        --   $      (57,287)
==================================================================================================

*   Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 45

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                            Convertible
                                Common      Corporate      Preferred     Corporate
                                Stocks      Bonds          Stocks        Bonds           Total
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/14          $700,002    $ 3,047,736    $ 4,260,476   $ 28,067,018    $ 36,075,232
Realized gain (loss)(1)               --       (133,042)            --       (120,694)       (253,736)
Change in unrealized
 appreciation (depreciation)(2)  (42,018)       742,462        295,797     (5,053,828)     (4,057,587)
Purchases                         34,252             --      6,837,517     39,772,936      46,644,705
Sales                                 --     (3,046,500)            --    (11,438,376)    (14,484,876)
Transfers in and out of
 Level 3 Categories                   --       (544,008)            --             --        (544,008)
Transfers in to Level 3*              --             --             --             --              --
Transfers out of Level 3*             --             --             --             --              --
-------------------------------------------------------------------------------------------------------
Balance as of 4/30/15           $692,236    $    66,648    $11,393,790   $ 51,227,056    $ 63,379,730
=======================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments
still held as of 4/30/15                                                 $(5,722,888)
                                                                         ------------

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2015. These amounts exclude valuations provided by a broker or through a third party insurance industry pricing model.

---------------------------------------------------------------------------------------------------
                             Fair Value   Valuation             Unobservable
Asset Type                   4/30/15      Technique (s)         Input                 Value/Range
---------------------------------------------------------------------------------------------------
Corporate Bonds              $3,710,411   Market                EBITDA Multiples(1)   5.5x to 6.5x
                                          Comparables           Yield-to-Worst(2)     25-30%

Convertible Corporate Bonds  $   66,648   Market                Yield-to-Worst(2)     25-30%
                                          Comparables

Preferred Stocks             $6,837,517   Market                EBITDA Multiples(1)   5.0x to 5.5x
                                          Comparables

Common Stocks                $  692,236   Market                EBITDA Multiples(1)   5.5x to 6.5x
                                          Comparables
---------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The following is a summary of the fair valuation of certain Portfolio's assets as of April 30, 2015:

----------------------------------------------------------------------------------------
                                   Level 1      Level 2          Level 3     Total
----------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value       $ --         $23,282,388      $ --        $23,282,388
----------------------------------------------------------------------------------------
Total                              $ --         $23,282,388      $ --        $23,282,388
========================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Statement of Assets and Liabilities | 4/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $1,245,931,695)                             $1,180,533,299
  Cash                                                                            5,554,840
  Foreign currencies, at value (cost $22,693,715)                                23,282,388
  Receivables --
     Investment securities sold                                                  16,397,483
     Fund shares sold                                                             2,348,518
     Dividends                                                                       52,618
     Interest                                                                    21,490,579
  Net unrealized appreciation on forward foreign currency contracts                 250,643
  Other assets                                                                       74,004
-------------------------------------------------------------------------------------------
         Total assets                                                        $1,249,984,372
-------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                        $   25,350,050
      Fund shares repurchased                                                     4,672,667
      Dividends                                                                     663,828
   Net unrealized depreciation on forward foreign currency contracts                307,930
   Due to affiliates                                                                344,368
   Trustee Fees                                                                       8,268
   Accrued expenses                                                                 113,939
-------------------------------------------------------------------------------------------
          Total liabilities                                                  $   31,461,050
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $1,667,893,185
  Distributions in excess of net investment income                               (3,437,221)
  Accumulated net realized loss on investments, written options
     and foreign currency transactions                                         (380,410,912)
  Net unrealized depreciation on investments                                    (65,398,396)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                (123,334)
-------------------------------------------------------------------------------------------
         Total net assets                                                    $1,218,523,322
-------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $331,745,918/35,391,565 shares)                          $         9.37
  Class C (based on $295,941,030/31,655,995 shares)                          $         9.35
  Class Y (based on $585,011,379/63,489,013 shares)                          $         9.21
  Class Z (based on $5,824,995/604,325 shares)                               $         9.64
MAXIMUM OFFERING PRICE:
  Class A ($9.37 (divided by) 95.5%)                                         $         9.81
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 47

Statement of Operations (unaudited)

For the Six Months Ended 4/30/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $33,115)               $ 46,622,163
   Dividends                                                            1,425,873
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 48,048,036
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  4,141,343
  Transfer agent fees
     Class A                                                               91,128
     Class B*                                                                 465
     Class C                                                               33,601
     Class Y                                                                7,167
     Class Z                                                                1,514
  Distribution fees
     Class A                                                              427,367
     Class B*                                                               4,672
     Class C                                                            1,548,162
  Shareholder communication expense                                       754,902
  Administrative reimbursements                                           178,409
  Custodian fees                                                           27,712
  Registration fees                                                        56,578
  Professional fees                                                        51,115
  Printing expense                                                         11,983
  Fees and expenses of nonaffiliated Trustees                              31,427
  Miscellaneous                                                            56,568
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  7,424,113
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 40,623,923
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $(66,643,879)
     Written options                                                       81,114
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (1,696,128)   $(68,258,893)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $  3,825,776
     Written options                                                      (81,027)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (648,168)   $  3,096,581
-------------------------------------------------------------------------------------------------
  Net loss on investments                                                            $(65,162,312)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                               $(24,538,389)
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             4/30/15           Year Ended
                                                             (unaudited)       10/31/14
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   40,623,923    $  106,077,996
Net realized loss on investments, written options and
  foreign currency transactions                                 (68,258,893)      (47,411,485)
Change in net unrealized appreciation (depreciation)
  on investments, written options and foreign
  currency transactions                                           3,096,581        (5,339,705)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                    $  (24,538,389)   $   53,326,806
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.28 and $0.63 per share, respectively)     $  (10,448,887)   $  (29,832,295)
       Class B* ($0.02 and $0.54 per share, respectively)           (27,063)       (1,182,126)
       Class C ($0.25 and $0.56 per share, respectively)         (8,385,025)      (21,500,514)
       Class Y ($0.29 and $0.65 per share, respectively)        (19,224,174)      (47,729,543)
       Class Z ($0.30 and $0.67 per share, respectively)           (181,890)         (543,124)
Tax return of capital:
       Class A ($0.00 and $0.03 per share, respectively)                 --        (1,332,258)
       Class B* ($0.00 and $0.03 per share, respectively)                --           (59,960)
       Class C ($0.00 and $0.03 per share, respectively)                 --        (1,097,458)
       Class Y ($0.00 and $0.03 per share, respectively)                 --        (2,094,367)
       Class Z ($0.00 and $0.03 per share, respectively)                 --           (23,348)
---------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (38,267,039)   $ (105,394,993)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  151,562,233    $  354,742,504
Reinvestment of distributions                                    33,309,520        90,790,119
Cost of shares repurchased                                     (337,757,798)     (727,085,172)
---------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from
          Fund share transactions                            $ (152,886,045)   $ (281,552,549)
---------------------------------------------------------------------------------------------
       Net decrease in net assets                            $ (215,691,473)   $ (333,620,736)
NET ASSETS:
Beginning of period                                           1,434,214,795     1,767,835,531
---------------------------------------------------------------------------------------------
End of period                                                $1,218,523,322    $1,434,214,795
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (3,437,221)   $   (5,794,105)
=============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 49

-------------------------------------------------------------------------------------------------
                             '15 Shares       '15 Amount
                             (unaudited)      (unaudited)           '14 Shares      '14 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                    4,740,675      $  44,718,582           8,067,204     $  81,377,053
Reinvestment of
   distributions                 998,472          9,287,430           2,764,874        27,820,854
Less shares repurchased       (8,501,857)       (78,932,400)        (25,172,337)     (253,478,131)
-------------------------------------------------------------------------------------------------
      Net decrease            (2,762,710)     $ (24,926,388)        (14,340,259)    $(144,280,224)
=================================================================================================
Class B*
Shares sold or exchanged              --      $          --              14,948     $     150,417
Reinvestment of distributions         --                 --             102,969         1,036,710
Less shares repurchased       (1,751,406)       (17,041,325)           (915,740)       (9,227,142)
-------------------------------------------------------------------------------------------------
      Net decrease            (1,751,406)     $ (17,041,325)           (797,823)    $  (8,040,015)
=================================================================================================
Class C
Shares sold                    1,109,298      $  10,317,419           2,475,431     $  24,886,168
Reinvestment of
   distributions                 712,464          6,612,475           1,754,663        17,594,670
Less shares repurchased       (6,436,369)       (59,556,248)         (9,625,103)      (96,598,207)
-------------------------------------------------------------------------------------------------
      Net decrease            (4,614,607)     $ (42,626,354)         (5,395,009)    $ (54,117,369)
=================================================================================================
Class Y
Shares sold                   10,437,162      $  95,229,666          24,549,196     $ 242,996,219
Reinvestment of
   distributions               1,889,683         17,283,407           4,439,341        43,873,059
Less shares repurchased      (19,795,084)      (180,482,861)        (36,416,108)     (360,141,371)
-------------------------------------------------------------------------------------------------
      Net decrease            (7,468,239)     $ (67,969,788)         (7,427,571)    $ (73,272,093)
=================================================================================================
Class Z
Shares sold                      135,583      $   1,296,566             509,128     $   5,332,647
Reinvestment of
   distributions                  13,188            126,208              44,874           464,826
Less shares repurchased         (183,268)        (1,744,964)           (737,520)       (7,640,321)
-------------------------------------------------------------------------------------------------
      Net decrease               (34,497)     $    (322,190)           (183,518)    $  (1,842,848)
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended                    Year Ended     Year Ended     Year Ended
                                                   4/30/15      Year Ended  10/31/13       10/31/12       10/31/11       Year Ended
                                                   (unaudited)  10/31/14    (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period               $   9.79     $  10.13    $  10.13       $   9.83       $  10.53       $     9.39
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $   0.30     $   0.66    $   0.71       $   0.76       $   0.77       $     0.80
   Net realized and unrealized gain (loss) on
      investments                                     (0.44)       (0.34)      (0.02)          0.35          (0.70)            1.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $  (0.14)    $   0.32    $   0.69       $   1.11       $   0.07       $     1.91
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $  (0.28)    $  (0.63)   $  (0.69)      $  (0.81)      $  (0.77)      $    (0.77)
   Tax return of capital                                 --        (0.03)         --             --             --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $  (0.28)    $  (0.66)   $  (0.69)      $  (0.81)      $  (0.77)      $    (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  (0.42)    $  (0.34)   $     --       $   0.30       $  (0.70)      $     1.14
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   9.37     $   9.79    $  10.13       $  10.13       $   9.83       $    10.53
====================================================================================================================================
Total return*                                         (1.35)%       3.16%       6.96%         11.89%          0.49%           21.16%
Ratio of net expenses to average net assets            1.14%**      1.13%       1.10%          1.10%          1.09%            1.10%
Ratio of net investment income (loss) to average
   net assets                                          6.51%**      6.62%       6.97%          7.74%          7.37%            8.08%
Portfolio turnover rate                                  37%**        32%         33%            33%            52%              49%
Net assets, end of period (in thousands)           $331,746     $373,543    $531,829       $602,568       $648,746       $1,117,231
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The  accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 51

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended                   Year Ended     Year Ended     Year Ended
                                                     4/30/15      Year Ended 10/31/13       10/31/12       10/31/11       Year Ended
                                                     (unaudited)  10/31/14   (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $   9.76     $  10.10   $  10.10       $   9.80       $  10.49       $   9.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.26     $   0.59   $   0.63       $   0.69       $   0.70       $   0.73
   Net realized and unrealized gain (loss)
      on investments                                    (0.42)       (0.34)     (0.01)          0.35          (0.69)          1.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  (0.16)    $   0.25   $   0.62       $   1.04       $   0.01       $   1.84
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                             $  (0.25)    $  (0.56)  $  (0.62)      $  (0.74)      $  (0.70)      $  (0.69)
   Tax return of capital                                   --        (0.03)        --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.25)    $  (0.59)  $  (0.62)      $  (0.74)      $  (0.70)      $  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.41)    $  (0.34)  $   --         $   0.30       $  (0.69)      $   1.15
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.35     $   9.76   $  10.10       $  10.10       $   9.80       $  10.49
====================================================================================================================================
Total return*                                           (1.60)%       2.43%      6.23%         11.17%         (0.13)%        20.43%
Ratio of net expenses to average net assets              1.86%**      1.83%      1.81%          1.78%          1.78%          1.82%
Ratio of net investment income (loss) to average
   net assets                                            5.79%**      5.91%      6.26%          7.08%          6.72%          7.37%
Portfolio turnover rate                                    37%**        32%        33%            33%            52%            49%
Net assets, end of period (in thousands)             $295,941     $354,162   $420,932       $468,920       $460,476       $524,448
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended                   Year Ended     Year Ended     Year Ended
                                                     4/30/15      Year Ended 10/31/13       10/31/12       10/31/11       Year Ended
                                                     (unaudited)  10/31/14   (Consolidated) (Consolidated) (Consolidated) 10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $   9.62     $   9.96   $   9.96       $   9.66       $    10.35     $   9.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.30     $   0.67   $   0.72       $   0.76       $     0.81     $   0.86
   Net realized and unrealized gain (loss)
      on investments                                    (0.42)       (0.33)     (0.01)          0.37            (0.70)        1.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  (0.12)    $   0.34   $   0.71       $   1.13       $     0.11     $   1.89
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                             $  (0.29)    $  (0.65)  $  (0.71)      $  (0.83)      $    (0.80)    $  (0.79)
   Tax return of capital                                   --        (0.03)        --             --               --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.29)    $  (0.68)  $  (0.71)      $  (0.83)      $    (0.80)    $  (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.41)    $  (0.34)  $     --       $   0.30       $    (0.69)    $   1.10
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.21     $   9.62   $   9.96       $   9.96       $     9.66     $  10.35
====================================================================================================================================
Total return*                                           (1.17)%       3.40%      7.27%         12.35%            0.85%       21.35%
Ratio of net expenses to average net assets              0.85%**      0.84%      0.82%          0.80%            0.74%        0.73%
Ratio of net investment income (loss) to average
   net assets                                            6.79%**      6.88%      7.24%          8.03%            7.72%        8.42%
Portfolio turnover rate                                    37%**        32%        33%            33%              52%          49%
Net assets, end of period (in thousands)             $585,011     $682,911   $780,656       $945,946       $1,364,543     $958,596
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The  accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 53

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended                   Year Ended     Year Ended      Year Ended
                                                   4/30/15     Year Ended  10/31/13       10/31/12        10/31/11        Year Ended
                                                   (unaudited) 10/31/14    (Consolidated) (Consolidated)  (Consolidated)  10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period               $10.07      $10.42      $10.43         $ 10.11         $10.86          $ 9.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $ 0.32      $ 0.71      $ 0.75         $  0.82         $ 0.85          $ 0.87
   Net realized and unrealized gain (loss)
      on investments                                (0.45)      (0.36)      (0.03)           0.36          (0.77)           1.13
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $(0.13)     $ 0.35      $ 0.72         $  1.18         $ 0.08          $ 2.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                           $(0.30)     $(0.67)     $(0.73)        $ (0.86)        $(0.83)         $(0.81)
   Tax return of capital                               --       (0.03)         --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $(0.30)     $(0.70)     $(0.73)        $ (0.86)        $(0.83)         $(0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $(0.43)     $(0.35)     $(0.01)        $  0.32         $(0.75)         $ 1.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 9.64      $10.07      $10.42         $ 10.43         $10.11          $10.86
====================================================================================================================================
Total return*                                       (1.25)%      3.39%       7.11%          12.30%          0.53%          21.58%
Ratio of net expenses to average net assets          0.98%**     0.90%       0.89%           0.88%          0.76%           0.90%
Ratio of net investment income (loss) to average
   net assets                                        6.66%**     6.81%       7.18%           7.99%          7.67%           8.26%
Portfolio turnover rate                                37%**       32%         33%             33%            52%             49%
Net assets, end of period (in thousands)           $5,825      $6,432      $8,570         $10,069         $7,580          $7,416
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Notes to Financial Statements | 4/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 55

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair value valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2015, 10 securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.9% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 57

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 9).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $100,787,602
    Return of capital                                                  4,607,391
    ----------------------------------------------------------------------------
        Total                                                       $105,394,993
    ============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $          --
    Capital loss carryforward                                      (312,133,268)
    Dividend payable                                                 (1,038,407)
    Net unrealized depreciation                                     (73,392,760)
    ----------------------------------------------------------------------------
        Total                                                     $(386,564,435)
    ============================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $15,764 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 59

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management. Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended April 30, 2015 was $12. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     During the six months ended April 30, 2015, the Fund had no open written option contracts.

     Transactions in written call options for the six months ended April 30, 2015 are summarized as follows:

---------------------------------------------------------------------------------------
                                              Number of Contracts     Premium Received
---------------------------------------------------------------------------------------
   Options open at beginning of period                        --            $     --
   Options opened                                     (4,923,449)            (81,114)
   Options exercised                                          --                  --
   Options closed                                             --                  --
   Options expired                                     4,923,449              81,114
---------------------------------------------------------------------------------------
        Options open at end of period                         --            $     --
=======================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,497 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2015.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 61

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $195,783
 Class B                                                                     649
 Class C                                                                 179,328
 Class Y                                                                 373,226
 Class Z                                                                   5,916
--------------------------------------------------------------------------------
   Total                                                                $754,902
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $278,137 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,734 in distribution fees payable to PFD at April 30, 2015.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $7,671 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect during the six months ended April 30, 2015, was in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2015, the Fund had no borrowings under the credit facility.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.

7. Bridge Loan Commitments

As of April 30, 2015, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitments outstanding as of April 30, 2015:

--------------------------------------------------------------------------------------------
                                                                              Net
                                                                              Unrealized
 Loan                               Shares       Cost         Value           Appreciation
--------------------------------------------------------------------------------------------
 A. Schulman, Inc., Bridge Loan     4,190,000    $4,190,000   $4,190,000      $ --
 Concentra Inc., Bridge Term Loan   2,790,000     2,790,000    2,790,000        --
 Sterigenics-Nordion, Bridge Loan   4,655,000     4,655,000    4,655,000        --
 Tenet Healthcare, Term Loan          560,000       560,000      560,000        --
 Tenet Healthcare,
    Unsecured Bridge                1,680,000     1,680,000    1,680,000        --
--------------------------------------------------------------------------------------------
    Total                                                                     $ --
============================================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 63

8. Forward Foreign Currency Contracts

At April 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2015 was $7,829,437.

Open forward foreign currency contracts at April 30, 2015 were as follows:

-----------------------------------------------------------------------------------------------------------
                                   Quantity/
                                   Shares                                                   Net
 Currency                          Purchased/                   Settlement   US $ Value     Unrealized
 Description        Counterparty   (Sold)          Book Value   Date         at 4/30/15     Appreciation
-----------------------------------------------------------------------------------------------------------
 GPB (British
   Pound)           Citibank NA     (3,901,367)   $ 6,024,141   6/3/15       $(5,985,739)   $ 38,402
 TRY
   (Turkish Lira)   Citibank NA        (88,087)        33,736   5/4/15           (33,016)        720
 NGN (Nigerian      JP Morgan
   Naira)           Chase Bank     427,035,000     (2,033,500)  7/13/15        2,111,613      78,113
 GPB (British       Societe
   Pound)           Generale           402,189       (612,083)  6/3/15           617,066       4,983
 TRY                Societe
   (Turkish Lira)   Generale            88,087        (32,935)  5/4/15            33,016          81
 EUR (European      Societe
   Euro)            Generale         3,656,539      4,111,412   4/28/15       (3,983,068)    128,344
-----------------------------------------------------------------------------------------------------------
 Total                                                                                      $250,643
===========================================================================================================

---------------------------------------------------------------------------------------------------------
                                   Quantity/
                                   Shares                                                    Net
 Currency                          Purchased/                   Settlement   US $ Value      Unrealized
 Description        Counterparty   (Sold)          Book Value   Date         at 4/30/15      Depreciation
---------------------------------------------------------------------------------------------------------
 EUR (European      JP Morgan
   Euro)            Chase Bank       (6,169,942)   $6,907,360   06/04/2015   $(6,940,270)    $ (32,910)
 JPY (Japanese      JP Morgan
   Yen)             Chase Bank     (569,714,336)    4,702,063   06/18/2015    (4,775,496)      (73,433)
 NGN (Nigerian      JP Morgan
   Naira)           Chase Bank     (427,035,000)    2,035,632   07/13/2015    (2,111,613)      (75,981)
 RUB (Russian       JP Morgan
   Ruble)           Chase Bank      (64,825,000)    1,245,916   05/20/2015    (1,249,409)       (3,493)
 RUB (Russian       JP Morgan
   Ruble)           Chase Bank       (9,260,000)      178,248   05/20/2015      (178,473)         (225)
 EUR (European      Societe
   Euro)            Generale         (3,656,539)    3,991,249   06/04/2015    (4,113,065)     (121,816)
 TRY                Societe
   (Turkish Lira)   Generale            (88,087)       32,634   06/04/2015       (32,706)          (72)
---------------------------------------------------------------------------------------------------------
 Total                                                                                       $(307,930)
=========================================================================================================

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

9.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2015 were as follows:

------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                Asset Derivatives 2015           Liabilities Derivatives 2015
 Hedging Instruments             ---------------------------------------------------------------
 Under Accounting                Statement of Assets              Statement of Assets
 Standards Codification          and Liabilities                  and Liabilities
 (ASC) 815                       Location           Value         Location             Value
------------------------------------------------------------------------------------------------
 Forward Foreign Currency        Net unrealized                   Net unrealized
  Contracts                      appreciation on                  depreciation on
                                 forward foreign                  forward foreign
                                 currency contracts $250,643      currency contracts   $307,930
------------------------------------------------------------------------------------------------
  Total                                             $250,643                           $307,930
================================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                   Change in
 Derivatives Not                                                                   Unrealized
 Accounted for as                                                 Realized         Appreciation
 Hedging Instruments        Location of Gain                      Gain or (Loss)   (Depreciation)
 Under Accounting           or (Loss) on                          on Derivatives   on Derivatives
 Standards Codification     Derivatives Recognized                Recognized       Recognized
 (ASC) 815                  in Income                             in Income        in Income
-------------------------------------------------------------------------------------------------
 Forward Foreign            Net realized gain (loss) on forward
  Currency Contracts        foreign currency contracts            $(575,204)
 Forward Foreign            Change in unrealized appreciation
  Currency Contracts        (depreciation) on forward foreign
                            contracts                                              $(825,255)
 Written options            Net realized gain (loss) on
                            written options                       $  81,114
 Written options            Change in unrealized appreciation
                            (depreciation) on written options                      $ (81,027)

10. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 65

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

12. Subsequent Event

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund will be converted to Class Y shares. Shareholders may continue to hold their Class Z shares until the Conversion. No sales charges or other charges will be assessed in connection with the Conversion.

Additional Information

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15 67

                           This page for your notes.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19382-09-0615

                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGABX
                         Class C     PGCBX
                         Class Y     PGYBX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         37

Notes to Financial Statements                                                44

Trustees, Officers and Service Providers                                     59

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 3

Portfolio Management Discussion | 4/30/15

The U.S. dollar rallied against most foreign currencies during the six-month period ended April 30, 2015. In bond markets, declining interest rates resulted in outperformance by higher-quality, longer-maturity debt. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the six-month period ended April 30, 2015?

A Pioneer Global Multisector Income Fund's Class A shares returned 0.71% at net asset value during the six-month period ended April 30, 2015, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned -1.92%. During the same period, the average return of the 217 mutual funds in Lipper's Global Income Funds category was -0.63%, and the average return of the 386 mutual funds in Morningstar's World Bond Funds category was -1.13%.

Q How would you describe the investment environment during the six-month period ended April 30, 2015?

A The U.S. dollar (USD) appreciated in value against most foreign currencies, particularly the euro, during the six-month period. Several factors combined to support the USD's strength on world currency markets. First, the European Central Bank (ECB) announced that it would begin easing monetary policy by cutting the benchmark interest rate to 0.05% and taking the deposit rate negative. Second, the ECB announced that it would purchase European securities in the open market (known as "quantitative easing") in an attempt to spur economic growth.

    Meanwhile, the U.S. Federal Reserve System (Fed) had already begun tightening domestic monetary policy by ending its own quantitative easing
    (QE) program in the final calendar quarter of 2014. The end of QE led to expectations that U.S. interest rates would begin to rise. The prospect of higher interest rates in the U.S. encouraged global investors to invest in the USD as well as dollar-denominated government securities. In Europe, on

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 the other hand, lower interest rates made the yields offered on debt securities appear less attractive, the consequence being that the USD rose and the euro currency sank during the period.

    Adding to the currency volatility was a decision in January 2015 by the Swiss National Bank to end its policy of tying (or pegging) the value of the Swiss franc to the value of the euro. As volatility in currency markets grew more intense, actual interest rates in some European markets fell into negative territory.

Q In that environment, how did the Fund's positioning affect performance relative to the Barclays Index during the six-month period ended April 30, 2015?

A The Fund's strong performance relative to the Barclays Index and its peer group funds during the period was driven by our heavy overweighting of the USD. We were bullish on the USD and so in addition to keeping the Fund overweight in the U.S. currency, we also underweighted the euro and Japanese yen throughout the six-month period. The currency positioning was the dominant factor in the Fund's strong benchmark-relative performance during the period.

    The advantages of the Fund's currency positioning, however, were partially offset by management of the portfolio's duration. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund began the period with a short duration in the U.S., as we were sensitive to the possibility of rising interest rates in a stronger economy, which would erode bond values. Overseas, however, the Fund's investments -- especially those denominated in the euro -- had a very short duration. When interest rates in Europe fell, the short-duration stance detracted from the Fund's relative performance, as longer-maturity investments outperformed short-maturity investments in the declining interest-rate environment. In the U.S., longer- and intermediate-term Treasuries and government securities rallied in price over the first calendar quarter of 2015, and the Fund's shorter-duration positioning domestically also held back benchmark-relative performance.

    While the shorter-duration positioning was a handicap to the Fund's relative performance during the six months, we continue to believe it is likely that interest rates will begin to rise in the U.S. in the coming months as the Fed commences its rate-tightening cycle. As a consequence, we plan to maintain a shorter duration, which we believe should give the Fund's portfolio both greater price protection in a rising interest-rate environment and more flexibility to adjust to new investment opportunities as they develop.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 5

Q How did asset allocation and security selection affect the Fund's relative performance during the six-month period ended April 30, 2015?

A Relative performance during the period was supported by the Fund's focus on the credit-sensitive sectors, including corporate bonds -- both in the U.S. and overseas. We kept the Fund's domestic and foreign portfolios of investments well diversified* in both investment-grade and high-yield securities, and we tended to favor debt issued by financial companies. The Fund's exposure to structured credit in the U.S., including overweight positions in commercial mortgages, collateralized mortgage obligations and asset-backed debt, worked out well and supported relative returns. Overseas, the portfolio was focused on stronger emerging markets credits, such as those offered in India and Mexico, where the governments have implemented structural economic reforms.

    While overall sector allocation added to the Fund's relative performance, exposure to the energy sector was a drag on relative results as securities issued by energy companies underperformed when global oil prices fell. The declines in oil prices also had a negative impact on some of the Fund's currency positions, as exposures to the currencies of two oil-exporting nations -- Mexico and Norway -- declined in value.

    Overall security selection had a slight positive effect on the Fund's relative performance during the period. Strong individual performers for the Fund during the period included positions in the municipal bonds issued by the City of Buenos Aires, Argentina; bonds issued by Enel, an Italian utility company; and by Ziggo, a cable and satellite communications company based in the Netherlands. The weakest-performing individual holdings in the portfolio during the period tended to be securities issued by energy companies, including two domestic firms: DCP Midstream, a pipeline company, and Alpha Natural Resources, a coal company.

Q What were the principal factors affecting the Fund's yield during the six-month period ended April 30, 2015?

A Yields paid by fixed-income investments have fallen globally as a result of the more accommodative monetary policies of several central banks. During the past six months, the dividend** yield paid by the Fund did decline as newer investments provided less current income than older portfolio investments that had either reached maturity, were called by issuers, or were sold.

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2015? If so, did they have an impact on Fund performance?

A We did invest in currency forward transactions as part of the Fund's currency positioning, which, during the past six months, resulted in an overweighting of the USD. As the dollar strengthened, the strategy had a positive effect on the Fund's results. The Fund also had a very modest position in interest-rate futures as part of our strategy to maintain a relative short duration in the portfolio. Because longer-maturity securities outperformed as interest rates declined, the positions in interest-rate futures had a minor negative impact on the Fund's performance. In addition, the portfolio held a small number of credit default swaps to hedge exposure to high-yield securities. The swaps exerted a slight positive influence on the Fund's performance during the period.

Q   What is your investment outlook?

A We anticipate that currency volatility is likely to continue to dominate global bond markets. However, we remain positive about opportunities in the credit-sensitive sectors. Despite the sluggish growth numbers for the domestic economy in the first quarter of 2015, the markets continue to expect that the domestic economy will strengthen.

    We believe the Fed will remain cautious as it considers interest-rate normalization, but some tightening should be seen before the end of 2015. One key factor supporting this belief is the strength of the U.S. labor market, which is adding jobs steadily and moving closer to the point at which wages begin to rise.

    Elsewhere, we are beginning to see signs of improving economic growth trends in Europe and we continue to see evidence that China's growth rate is gradually slowing - but stabilizing - to levels below recent trends. We also believe China's current leadership is focused on fostering greater stability in the financial markets. Going forward, we believe the expansion of the global economy will be less dependent on trends in China and more sensitive to trends in other major industrialized and developing economies.

    Global interest rates are likely to be under more, rather than less, pressure to rise from their current very low levels, as we see diminishing worries about deflationary pressures.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 7

    Given this outlook, we plan to keep the duration of the Trust's portfolio relatively short in an attempt to protect principal and to give us the flexibility to take advantage of investment opportunities as they develop.

    We think the yield advantages of credit-sensitive securities are at full levels, but we also think they are appropriate given low default rates and our relatively optimistic view of the growth potential of the domestic and global economies.

Please refer to the Schedule of Investments on pages 17-36 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 9

Portfolio Summary | 4/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                  40.0%
U.S. Corporate Bonds                                                      19.3%
International Corporate Bonds                                             15.4%
U.S. Government Securities                                                12.0%
Collateralized Mortgage Obligations                                        7.0%
Municipal Bonds                                                            2.0%
Asset Backed Securities                                                    2.0%
U.S. Preferred Stocks                                                      1.3%
Senior Secured Loans                                                       0.4%
Convertible Corporate Bonds                                                0.3%
Convertible Preferred Stocks                                               0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   New Zealand Government Bond, 5.5%, 4/15/23                          3.74%
--------------------------------------------------------------------------------
 2.   Australia Government Bond, 3.25%, 4/21/25                           2.97
--------------------------------------------------------------------------------
 3.   New Zealand Government Bond, 4.5%, 4/15/27                          2.72
--------------------------------------------------------------------------------
 4.   United Kingdom Gilt, 1.75%, 7/22/19                                 2.67
--------------------------------------------------------------------------------
 5.   Canadian Government Bond, 2.25%, 6/1/25                             2.24
--------------------------------------------------------------------------------
 6.   Canadian Government Bond, 1.75%, 9/1/19                             2.04
--------------------------------------------------------------------------------
 7.   U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24              1.61
--------------------------------------------------------------------------------
 8.   Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                      1.44
--------------------------------------------------------------------------------
 9.   Norway Government Bond, 4.5%, 5/22/19                               1.39
--------------------------------------------------------------------------------
10.   Zambia Government International Bond, 5.375%, 9/20/22 (144A)        1.26
--------------------------------------------------------------------------------

* Includes investment in Insurance Linked Securities totaling 0.3% of total investment portfolio.
** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         4/30/15                     10/31/14
--------------------------------------------------------------------------------
           A                           $10.74                      $10.91
--------------------------------------------------------------------------------
           C                           $10.77                      $10.94
--------------------------------------------------------------------------------
           Y                           $10.84                      $11.00
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.1500                 $0.0047          $0.0916
--------------------------------------------------------------------------------
           C             $0.1023                 $0.0047          $0.0916
--------------------------------------------------------------------------------
           Y             $0.1651                 $0.0047          $0.0916
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 11

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                                 Barclays
                      Net         Public         Global
                      Asset       Offering       Aggregate
                      Value       Price          Bond
Period                (NAV)       (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)            4.67%        4.02%          3.11%
5 Years               4.02         3.06           2.52
1 Year                1.96        -2.67          -3.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.52%        1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Global                Barclays Global
                     Multisector Income Fund       Aggregate Bond Index
12/31/2007           $ 9,550                       $10,000
4/30/2008            $ 9,982                       $10,460
4/30/2009            $ 9,646                       $10,229
4/30/2010            $11,020                       $11,176
4/30/2011            $12,140                       $12,345
4/30/2012            $12,509                       $12,752
4/30/2013            $13,281                       $12,937
4/30/2014            $13,162                       $13,147
4/30/2015            $13,421                       $12,657

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                               Barclays
                                               Global
                                               Aggregate
                    If           If            Bond
Period              Held         Redeemed      Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)          3.80%        3.80%          3.11%
5 Years             3.16         3.16           2.52
1 Year              0.97         0.97          -3.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.71%        1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer Global                Barclays Global
                     Multisector Income Fund       Aggregate Bond Index
12/31/2007           $10,000                       $10,000
4/30/2008            $10,429                       $10,460
4/30/2009            $ 9,976                       $10,229
4/30/2010            $11,309                       $11,176
4/30/2011            $12,370                       $12,345
4/30/2012            $12,640                       $12,752
4/30/2013            $13,301                       $12,937
4/30/2014            $13,088                       $13,147
4/30/2015            $13,214                       $12,657

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 13

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                Barclays
                  Net           Global
                  Asset         Aggregate
                  Value         Bond
Period            (NAV)         Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)        4.92%          3.11%
5 Years           4.31           2.52
1 Year            2.23          -3.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.50%         0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Global                Barclays Global
                     Multisector Income Fund       Aggregate Bond Index
12/31/2007           $5,000,000                    $5,000,000
4/30/2008            $5,227,750                    $5,229,772
4/30/2009            $5,054,129                    $5,114,537
4/30/2010            $5,790,645                    $5,588,203
4/30/2011            $6,382,956                    $6,172,351
4/30/2012            $6,610,228                    $6,375,830
4/30/2013            $7,031,849                    $6,468,690
4/30/2014            $6,994,963                    $6,573,437
4/30/2015            $7,150,790                    $6,328,422

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from November 1, 2014 through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/14           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/15                                   $1,007.10    $1,002.70    $1,009.40
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    4.98    $    9.43    $    3.74
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014 through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/14           $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 4/30/15                                   $1,019.84    $1,015.37    $1,021.08
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.01    $    9.49    $    3.76
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Schedule of Investments | 4/30/15 (unaudited)

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE BONDS -- 0.3%
                                 CAPITAL GOODS -- 0.1%
                                 Electrical Components & Equipment -- 0.1%
          56,000                 General Cable Corp., 4.5%, 11/15/29 (Step)         $     42,665
                                                                                    ------------
                                 Total Capital Goods                                $     42,665
------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.2%
                                 Homebuilding -- 0.2%
          50,000                 KB Home, 1.375%, 2/1/19                            $     47,688
                                                                                    ------------
                                 Total Consumer Durables & Apparel                  $     47,688
------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $105,590)                                    $     90,353
------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 1.4%
                                 BANKS -- 0.8%
                                 Diversified Banks -- 0.6%
           2,107          7.88   Citigroup Capital XIII, Floating Rate Note,
                                 10/30/40                                           $     54,550
           3,000          7.12   Citigroup, Inc., Floating Rate Note (Perpetual)          83,220
           2,333          6.00   US Bancorp, Floating Rate Note (Perpetual)               62,991
                                                                                    ------------
                                                                                    $    200,761
------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.2%
             500          6.25   CoBank ACB, Floating Rate Note (Perpetual)
                                 (144A)                                             $     51,672
                                                                                    ------------
                                 Total Banks                                        $    252,433
------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.3%
                                 Consumer Finance -- 0.2%
              25                 Ally Financial, Inc., 7.0% (Perpetual) (144A)      $     25,597
             850          8.12   GMAC Capital Trust I, Floating Rate
                                 Note, 2/15/40                                            22,338
                                                                                    ------------
                                                                                    $     47,935
------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.1%
           1,000          5.90   State Street Corp., Floating Rate Note, 12/31/73   $     26,930
                                                                                    ------------
                                 Total Diversified Financials                       $     74,865
------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.3%
                                 Property & Casualty Insurance -- 0.2%
           2,225          5.10   The Allstate Corp., Floating Rate Note, 1/15/53    $     58,184
------------------------------------------------------------------------------------------------
                                 Reinsurance -- 0.1%
          30,000                 Pangaea Re., 7/1/18 (c)                            $     32,967
                                                                                    ------------
                                 Total Insurance                                    $     91,151
------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $389,093)                                    $    418,449
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 17

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED STOCKS -- 0.3%
                                 BANKS -- 0.3%
                                 Diversified Banks -- 0.3%
              80                 Wells Fargo & Co., 7.5% (Perpetual)                $    97,500
                                                                                    ------------
                                 Total Banks                                        $    97,500
------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $83,502)                                     $    97,500
------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 2.0%
             609                 BCMSC Trust 1998-A, 6.65%, 4/15/28                 $       608
          59,340                 Bear Stearns Asset Backed Securities Trust,
                                 8.41%, 10/25/29 (Step)                                  60,889
          50,000                 Capital Auto Receivables Asset Trust 2013-1,
                                 1.74%, 10/22/18                                         50,181
          48,500                 CKE Restaurant Holdings, Inc., 4.474%,
                                 3/20/43 (144A)                                          49,862
          24,280          4.92   Countrywide Asset-Backed Certificates, Floating
                                 Rate Note, 12/25/35                                     25,098
           3,850          4.46   CWABS Asset-Backed Certificates Trust 2005-4,
                                 Floating Rate Note, 9/27/32                              3,844
          96,625                 Domino's Pizza Master Issuer LLC, 5.216%,
                                 1/27/42 (144A)                                         100,658
          25,000                 First Investors Auto Owner Trust 2013-1, 2.02%,
                                 1/15/19 (144A)                                          25,000
           8,814          0.58   First NLC Trust 2005-2, Floating Rate Note,
                                 9/25/35                                                  8,786
           6,118                 Irwin Home Equity Loan Trust 2005-1, 5.32%,
                                 6/25/35 (Step)                                           6,038
          50,000          5.50   Mastr Specialized Loan Trust, Floating Rate Note,
                                 10/25/34                                                52,146
          18,750          0.68   Motor 2013-1 Plc, Floating Rate Note, 2/25/21
                                 (144A)                                                  18,762
           9,559          0.88   New Century Home Equity Loan Trust 2005-1,
                                 Floating Rate Note, 3/25/35                              9,481
          11,214          5.91   Origen Manufactured Housing Contract Trust
                                 2004-A, Floating Rate Note, 1/15/35                     11,791
          16,688                 Santander Drive Auto Receivables Trust 2012-1,
                                 3.78%, 11/15/17                                         16,820
          30,000          0.60   SMART ABS Series 2015-1US Trust, Floating Rate
                                 Note, 8/14/17                                           30,000
          76,171                 Springleaf Funding Trust 2013-A, 2.58%,
                                 9/15/21 (144A)                                          76,410
           2,448                 Structured Asset Securities Corp., 4.77%,
                                 10/25/34 (Step)                                          2,540
          56,262                 Terwin Mortgage Trust Series TMTS 2005-16HE,
                                 4.417717%, 9/25/36 (Step)                               58,080
-----------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $591,421)                                    $   606,994
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 6.9%
         108,031          3.50   Agate Bay Mortgage Trust 2015-1, Floating Rate
                                 Note, 1/25/45 (144A)                               $    109,601
           6,254          0.63   Alternative Loan Trust 2003-14T1, Floating Rate
                                 Note, 8/25/18                                             5,966
           5,555                 Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34           5,615
          62,203          1.66   Arran Residential Mortgages Funding 2010-1
                                 Plc, Floating Rate Note, 5/16/47 (144A)                  62,472
           5,266          0.63   Banc of America Alternative Loan Trust
                                 2003-10, Floating Rate Note, 12/25/33                     5,227
          16,652                 Banc of America Alternative Loan Trust
                                 2003-2, 5.75%, 4/25/33                                   17,256
          11,683                 Banc of America Alternative Loan Trust
                                 2004-6, 5.0%, 7/25/19                                    12,013
          11,467                 Banc of America Mortgage Trust 2004-11,
                                 5.75%, 1/25/35                                           11,654
          10,408                 Banc of America Mortgage Trust 2004-9,
                                 5.5%, 11/25/34                                           10,588
         104,622                 Bayview Commercial Asset Trust 2007-2,
                                 7/27/37 (Step) (144A) (c) (d)                                --
          67,832                 Bayview Commercial Asset Trust 2007-4,
                                 3.487707%, 9/25/37 (Step) (144A) (d)                      2,727
           7,992          2.59   CHL Mortgage Pass-Through Trust 2003-56,
                                 Floating Rate Note, 12/25/33                              8,041
          21,872                 Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                 9/25/34                                                  24,043
         100,000          4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                                 7/17/28 (144A)                                          100,326
         100,000                 COMM 2012-LC4 Mortgage Trust, 4.063%,
                                 12/12/44                                                108,497
          50,000                 COMM 2013-LC6 Mortgage Trust, 2.941%,
                                 1/12/46                                                  51,170
          33,755                 Credit Suisse Commercial Mortgage Trust
                                 Series 2007-C1, 5.361%, 2/15/40                          35,453
          78,557          0.34   Crusade Global Trust No 1 of 2007, Floating
                                 Rate Note, 4/19/38                                       77,349
          52,458          0.34   Crusade Global Trust No. 1 of 2006, Floating
                                 Rate Note, 7/20/38 (144A)                                52,299
          68,920          0.32   Crusade Global Trust No.2 of 2006, Floating
                                 Rate Note, 11/15/37                                      68,100
         100,000          5.58   DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                                 Note, 8/12/44 (144A)                                    114,772
         100,000          4.30   Federal Home Loan Mortgage Corp., Floating
                                 Rate Note, 9/26/44 (144A)                               103,644
          13,686                 Federal National Mortgage Association REMICS,
                                 4.5%, 6/25/29                                            14,811

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 19

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- (continued)
          45,000          5.36   FREMF Mortgage Trust 2010-K9 REMICS,
                                 Floating Rate Note, 9/25/45 (144A)                 $     50,459
          25,000          4.49   FREMF Mortgage Trust 2011-K12, Floating
                                 Rate Note, 1/25/46 (144A)                                27,024
          50,000          4.77   FREMF Mortgage Trust 2011-K702, Floating
                                 Rate Note, 4/25/44 (144A)                                53,612
          50,000          5.05   FREMF Mortgage Trust 2011-K703, Floating
                                 Rate Note, 7/25/44 (144A)                                53,877
          48,197                 Government National Mortgage Association,
                                 4.5%, 9/20/39                                            52,030
          16,593                 Government National Mortgage Association,
                                 5.25%, 8/16/35                                           18,551
          50,000                 GS Mortgage Securities Corp. II, 3.377%,
                                 5/10/45                                                  52,830
          25,000                 GS Mortgage Securities Corp. II, 3.682%,
                                 2/10/46 (144A)                                           25,759
          48,023                 GS Mortgage Securities Corp. II, 5.56%,
                                 11/10/39                                                 50,214
          60,484          2.45   GSR Mortgage Loan Trust 2003-9, Floating Rate
                                 Note, 8/25/33                                            61,119
          41,833          0.54   JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2006-FL2, Floating Rate Note,
                                 11/15/18 (144A)                                          40,366
          35,000                 JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2011-C5, 4.1712%, 8/17/46               38,593
           6,793          2.49   JP Morgan Mortgage Trust 2004-A1, Floating
                                 Rate Note, 2/25/34                                        6,898
          13,604                 JP Morgan Mortgage Trust 2004-S1, 5.0%,
                                 9/25/34                                                  14,108
          14,038                 JP Morgan Mortgage Trust 2004-S1, 6.0%,
                                 9/25/34                                                  14,771
          37,717                 MASTR Alternative Loan Trust 2004-6, 6.0%,
                                 7/25/34                                                  38,394
          75,000          5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                                 Floating Rate Note, 7/12/46                              76,727
          46,031          3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                                 7/25/43 (144A)                                           46,073
GBP       59,747          0.96   Paragon Secured Finance No 1 Plc, Floating Rate
                                 Note, 11/15/35                                           90,867
          30,880                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                31,435
           8,932          0.72   RALI Series 2002-QS16 Trust, Floating Rate
                                 Note, 10/25/17                                            8,615
          18,846                 RALI Series 2004-QS13 Trust, 5.0%, 9/25/19               19,219
           4,140                 Residential Asset Securitization Trust 2004-A10,
                                 5.5%, 2/25/35                                             4,195
          16,039                 Residential Asset Securitization Trust 2004-A9,
                                 5.75%, 12/25/34                                          16,650

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- (continued)
          22,287          0.40   Sequoia Mortgage Trust 2005-2, Floating Rate
                                 Note, 3/20/35                                      $     19,724
          34,677          2.50   Sequoia Mortgage Trust 2013-4, Floating Rate
                                 Note, 4/27/43                                            33,582
          26,255          2.52   Structured Asset Securities Corp. Mortgage
                                 Certificates Series 2003-31A, Floating Rate
                                 Note, 10/25/33                                           26,037
          50,000                 TimberStar Trust I REMICS, 5.668%, 10/15/36
                                 (144A)                                                   52,766
          35,000                 UBS Commercial Mortgage Trust 2012-C1, 3.4%,
                                 5/12/45                                                  36,883
           3,670                 Wells Fargo Mortgage Backed Securities 2006-16
                                 Trust, 5.0%, 11/25/36                                     3,769
------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $1,997,188)                                  $  2,066,771
------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 33.2%
                                 ENERGY -- 4.2%
                                 Oil & Gas Drilling -- 0.4%
          25,000                 Pride International, Inc., 6.875%, 8/15/20         $     28,653
         100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                    94,693
                                                                                    ------------
                                                                                    $    123,346
------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.2%
          25,000                 Weatherford International, Ltd. Bermuda,
                                 5.95%, 4/15/42                                     $     22,788
          25,000                 Weatherford International, Ltd. Bermuda,
                                 9.625%, 3/1/19                                           29,076
                                                                                    ------------
                                                                                    $     51,864
------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 1.6%
          60,000                 Antero Resources Corp., 5.375%, 11/1/21            $     60,600
          25,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                   26,308
          50,000                 EP Energy LLC, 9.375%, 5/1/20                            53,500
          45,000                 Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22            48,105
          90,000                 Linn Energy LLC, 6.25%, 11/1/19                          76,050
          23,000                 Marathon Oil Corp., 5.9%, 3/15/18                        25,504
          25,000                 Newfield Exploration Co., 5.375%, 1/1/26                 26,000
         100,000                 Range Resources Corp., 5.0%, 3/15/23                    101,500
          75,000                 SM Energy Co., 6.5%, 1/1/23                              78,750
                                                                                    ------------
                                                                                    $    496,317
------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.4%
          90,000                 EnLink Midstream Partners LP, 4.4%, 4/1/24         $     93,643
          21,000                 Valero Energy Corp., 9.375%, 3/15/19                     26,244
                                                                                    ------------
                                                                                    $    119,887
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 21

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 1.6%
          25,000                 Buckeye Partners LP, 6.05%, 1/15/18                $     27,254
          50,000                 Crestwood Midstream Partners LP, 6.25%,
                                 4/1/23 (144A)                                            52,250
          25,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                 28,547
          50,000          5.85   DCP Midstream LLC, Floating Rate Note,
                                 5/21/43 (144A)                                           37,750
          70,000                 Kinder Morgan Energy Partners LP, 4.15%, 3/1/22          71,665
          25,000                 Plains All American Pipeline LP, 6.125%, 1/15/17         26,900
          10,000                 Questar Pipeline Co., 5.83%, 2/1/18                      11,039
          25,000                 Spectra Energy Capital LLC, 6.2%, 4/15/18                27,686
          10,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18               11,252
          60,000                 Sunoco Logistics Partners Operations LP, 6.1%,
                                 2/15/42                                                  65,808
          13,000                 The Williams Companies, Inc., 7.75%, 6/15/31             14,330
         100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18            100,947
                                                                                    ------------
                                                                                    $    475,428
------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.0%+
          45,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19        $      9,450
                                                                                    ------------
                                 Total Energy                                       $  1,276,292
------------------------------------------------------------------------------------------------
                                 MATERIALS -- 2.6%
                                 Commodity Chemicals -- 0.1%
          25,000                 Methanex Corp., 4.25%, 12/1/24                     $     25,491
------------------------------------------------------------------------------------------------
                                 Diversified Chemicals -- 0.4%
          20,000                 Eastman Chemical Co., 4.8%, 9/1/42                 $     20,735
EURO     100,000                 Ineos Finance Plc, 4.0%, 5/1/23 (144A)                  111,175
                                                                                    ------------
                                                                                    $    131,910
------------------------------------------------------------------------------------------------
                                 Construction Materials -- 1.1%
         150,000                 Cemex SAB de CV, 5.875%, 3/25/19 (144A)            $    154,800
          30,000                 Holcim US Finance Sarl & Cie SCS, 6.0%,
                                 12/30/19 (144A)                                          34,523
         150,000                 Union Andina de Cementos SAA, 5.875%,
                                 10/30/21 (144A)                                         152,625
                                                                                    ------------
                                                                                    $    341,948
------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.4%
EURO     100,000                 SIG Combibloc Holdings SCA, 7.75%,
                                 2/15/23 (144A)                                     $    120,451
------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.3%
          35,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23            $     32,930
          50,000                 Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)             49,075
                                                                                    ------------
                                                                                    $     82,005
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Steel -- 0.3%
          50,000                 EVRAZ plc, 7.50%, 11/15/19                         $     48,900
          25,000                 Glencore Funding LLC, 4.125%, 5/30/23 (144A)             25,203
                                                                                    ------------
                                                                                    $     74,103
                                                                                    ------------
                                 Total Materials                                    $    775,908
------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 1.2%
                                 Building Products -- 0.7%
          30,000                 Building Materials Corp of America, 5.375%,
                                 11/15/24 (144A)                                    $     30,750
          25,000                 Masco Corp., 5.95%, 3/15/22                              28,125
          85,000                 Masco Corp., 7.125%, 3/15/20                             99,238
          50,000          5.75   Stanley Black & Decker, Inc., Floating Rate Note,
                                 12/15/53                                                 54,250
                                                                                    ------------
                                                                                    $    212,363
------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.1%
          25,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17             $     22,000
------------------------------------------------------------------------------------------------
                                 Construction & Farm Machinery &
                                 Heavy Trucks -- 0.3%
          60,000                 Cummins, Inc., 5.65%, 3/1/98                       $     67,723
          10,000                 Cummins, Inc., 6.75%, 2/15/27                            12,861
                                                                                    ------------
                                                                                    $     80,584
------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.0%+
           7,000                 Valmont Industries, Inc., 6.625%, 4/20/20          $      8,170
------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.1%
          40,000                 GATX Corp., 6.0%, 2/15/18                          $     43,927
                                                                                    ------------
                                 Total Capital Goods                                $    367,044
------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 2.2%
                                 Airlines -- 1.0%
          95,231                 Air Canada 2013-1 Class A Pass Through Trust,
                                 4.125%, 11/15/26 (144A)                            $    100,706
          10,174                 Delta Air Lines 2010-2 Class A Pass Through Trust,
                                 4.95%, 5/23/19                                           10,886
          71,679                 United Airlines 2013-1 Class B Pass Through Trust,
                                 5.375%, 8/15/21                                          75,084
          97,088                 US Airways 2013-1 Class A Pass Through Trust,
                                 3.95%, 5/15/27                                          101,457
                                                                                    ------------
                                                                                    $    288,133
------------------------------------------------------------------------------------------------
                                 Marine -- 0.6%
         200,000                 Pelabuhan Indonesia II PT, 4.25%, 5/5/25
                                 (144A)                                             $    196,500
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 23

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Railroads -- 0.1%
          25,000                 Burlington Northern Santa Fe LLC, 5.75%,
                                 3/15/18                                            $     27,999
------------------------------------------------------------------------------------------------
                                 Airport Services -- 0.5%
         150,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                $    151,500
                                                                                    ------------
                                 Total Transportation                               $    664,132
------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.1%
                                 Home Furnishings -- 0.1%
          25,000                 Mohawk Industries, Inc., 3.85%, 2/1/23             $     25,529
                                                                                    ------------
                                 Total Consumer Durables & Apparel                  $     25,529
------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 1.1%
                                 Casinos & Gaming -- 0.7%
          25,000                 International Game Technology, 7.5%, 6/15/19       $     26,699
         200,000                 Wynn Macau Ltd., 5.25%, 10/15/21 (144A)                 187,500
                                                                                    ------------
                                                                                    $    214,199
------------------------------------------------------------------------------------------------
                                 Education Services -- 0.4%
          25,000                 Bowdoin College, 4.693%, 7/1/12                    $     24,958
          75,000                 Tufts University, 5.017%, 4/15/12                        81,354
                                                                                    ------------
                                                                                    $    106,312
                                                                                    ------------
                                 Total Consumer Services                            $    320,511
------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.8%
                                 Cable & Satellite -- 0.8%
          25,000                 Sky Plc, 6.1%, 2/15/18 (144A)                      $     27,781
         200,000                 Ziggo Bond Finance BV, 5.875%,
                                 1/15/25 (144A)                                          207,500
                                                                                    ------------
                                                                                    $    235,281
                                                                                    ------------
                                 Total Media                                        $    235,281
------------------------------------------------------------------------------------------------
                                 RETAILING -- 0.2%
                                 Internet Retail -- 0.2%
          50,000                 Expedia, Inc., 5.95%, 8/15/20                      $     56,154
                                                                                    ------------
                                 Total Retailing                                    $     56,154
------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.0%+
                                 Drug Retail -- 0.0%+
          13,369                 CVS Pass-Through Trust, 5.773%, 1/10/33
                                 (144A)                                             $     15,540
                                                                                    ------------
                                 Total Food & Staples Retailing                     $     15,540
------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 1.3%
                                 Brewers -- 0.1%
          20,000                 Anheuser-Busch InBev Worldwide, Inc.,
                                 7.75%, 1/15/19                                     $     24,097
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

-------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                  Agricultural Products -- 0.2%
           50,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                $     55,706
-------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 0.9%
           50,000                 B&G Foods, Inc., 4.625%, 6/1/21                    $     50,125
           70,000                 Kraft Foods Group, Inc., 3.5%, 6/6/22                    71,562
          150,000                 Post Holdings, Inc., 7.375%, 2/15/22                    155,625
                                                                                     ------------
                                                                                     $    277,312
-------------------------------------------------------------------------------------------------
                                  Tobacco -- 0.1%
           20,000                 Lorillard Tobacco Co., 3.75%, 5/20/23              $     20,317
                                                                                     ------------
                                  Total Food, Beverage & Tobacco                     $    377,432
-------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                  Health Care Technology -- 0.3%
           75,000                 MedAssets, Inc., 8.0%, 11/15/18                    $     78,188
                                                                                     ------------
                                  Total Health Care Equipment & Services             $     78,188
-------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.1%
                                  Pharmaceuticals -- 0.1%
           21,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)               $     22,024
                                                                                     ------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                      $     22,024
-------------------------------------------------------------------------------------------------
                                  BANKS -- 4.9%
                                  Diversified Banks -- 4.6%
          200,000          9.25   Access Bank Plc, Floating Rate Note,
                                  6/24/21 (144A)                                     $    190,040
EURO       50,000                 AXA Bank Europe SCF, 3.5%, 11/5/20                       66,250
          125,000          6.50   Bank of America Corp., Floating Rate Note,
                                  10/23/49                                                132,812
           75,000          5.90   Citigroup, Inc., Floating Rate Note (Perpetual)          75,609
           15,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)          14,944
           75,000                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                  BA Netherlands, 3.875%, 2/8/22                           80,237
          200,000                 FirstRand Bank, Ltd., 4.25%, 4/30/20                    202,500
IDR   850,000,000                 Inter-American Development Bank, 4.5%, 2/4/16            63,085
INR       700,000                 Inter-American Development Bank, 6.0%, 9/5/17            10,859
IDR 1,210,000,000                 Inter-American Development Bank, 7.2%, 1/22/18           90,882
AUD       185,000                 International Bank for Reconstruction &
                                  Development, 5.75%, 10/21/19                            165,729
          100,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)            117,213
          100,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)             117,676
           50,000          4.50   Scotiabank Peru SAA, Floating Rate Note,
                                  12/13/27 (144A)                                          50,125
                                                                                     ------------
                                                                                     $  1,377,961
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 25

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.3%
           65,000         4.48   The PNC Financial Services Group, Inc.,
                                 Floating Rate Note (Perpetual)                     $     65,103
           40,000         6.75   The PNC Financial Services Group, Inc.,
                                 Floating Rate Note (Perpetual)                           44,960
                                                                                    ------------
                                                                                    $    110,063
                                                                                    ------------
                                 Total Banks                                        $  1,488,024
------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 5.2%
                                 Other Diversified Financial Services -- 1.9%
          200,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)       $    202,250
           25,000                Carlyle Holdings II Finance LLC, 5.625%,
                                 3/30/43 (144A)                                           27,921
INR     5,100,000                European Bank for Reconstruction &
                                 Development, 6.0%, 3/3/16                                79,639
IDR 1,120,000,000                European Investment Bank, 7.2%,
                                 7/9/19 (144A)                                            83,711
NZD       100,000                JPMorgan Chase & Co., 4.25%, 11/2/18                     76,696
           45,000         5.15   JPMorgan Chase & Co., Floating Rate Note
                                 (Perpetual)                                              43,622
           50,000         6.75   JPMorgan Chase & Co., Floating Rate Note,
                                 8/29/49                                                  54,615
                                                                                    ------------
                                                                                    $    568,454
------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.8%
           55,000                Aviation Capital Group Corp., 6.75%,
                                 4/6/21 (144A)                                      $     63,880
          100,000                BM&FBovespa SA - Bolsa de Valores
                                 Mercadorias e Futuros, 5.5%, 7/16/20 (144A)             108,250
           56,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)            60,926
                                                                                    ------------
                                                                                    $    233,056
------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 1.6%
INR    17,800,000                International Finance Corp., 6.3%, 11/25/24        $    263,331
INR     3,790,000                International Finance Corp., 7.75%, 12/3/16              60,201
INR     9,500,000                International Finance Corp., 8.25%, 6/10/21             159,180
                                                                                    ------------
                                                                                    $    482,712
------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.3%
          100,000                KKR Group Finance Co. II LLC, 5.5%,
                                 2/1/43 (144A)                                      $    106,447
------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.6%
           10,000                Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)        $     11,402
           75,000                Morgan Stanley, 4.1%, 5/22/23                            76,934
           50,000                Morgan Stanley, 4.875%, 11/1/22                          54,166
           25,000                Raymond James Financial, Inc., 4.25%, 4/15/16            25,754
                                                                                    ------------
                                                                                    $    168,256
                                                                                    ------------
                                 Total Diversified Financials                       $  1,558,925
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

-----------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------
                                 INSURANCE -- 1.9%
                                 Life & Health Insurance -- 0.5%
          45,000                 Protective Life Corp., 7.375%, 10/15/19               $      53,769
         100,000          5.88   Prudential Financial, Inc., Floating Rate
                                 Note, 9/15/42                                               108,500
                                                                                       -------------
                                                                                       $     162,269
----------------------------------------------------------------------------------------------------
                                 Multi-line Insurance -- 0.3%
          60,000                 AXA SA, 8.6%, 12/15/30                                $      83,969
----------------------------------------------------------------------------------------------------
                                 Property & Casualty Insurance -- 0.6%
          35,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20         $      41,972
          20,000                 OneBeacon US Holdings, Inc., 4.6%, 11/9/22                   20,777
         110,000          6.50   The Allstate Corp., Floating Rate Note, 5/15/57             128,095
                                                                                       -------------
                                                                                       $     190,844
----------------------------------------------------------------------------------------------------
                                 Reinsurance -- 0.5%
          31,264                 Altair Re, Variable Rate Notes, 6/30/16               $      18,086
          30,000                 Lorenzo Re, Ltd., 3/31/18                                    30,177
          15,000                 Platinum Underwriters Finance, Inc., 7.5%, 6/1/17            16,589
          45,000          7.51   Sirius International Group, Ltd., Floating Rate
                                 Note (Perpetual) (144A)                                      47,138
          25,000          5.88   Wilton Re Finance LLC, Floating Rate Note,
                                 3/30/33 (144A)                                               27,012
                                                                                       -------------
                                                                                       $     139,002
                                                                                       -------------
                                 Total Insurance                                       $     576,084
----------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.9%
                                 Diversified REIT -- 0.1%
          20,000                 Digital Realty Trust LP, 4.5%, 7/15/15                $      20,048
----------------------------------------------------------------------------------------------------
                                 Office REIT -- 0.6%
          40,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22   $      42,785
          20,000                 Corporate Office Properties LP, 3.6%, 5/15/23                19,274
          50,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21                 51,812
          35,000                 Highwoods Realty LP, 3.625%, 1/15/23                         35,477
          50,000                 Piedmont Operating Partnership LP, 3.4%, 6/1/23              48,465
                                                                                       -------------
                                                                                       $     197,813
----------------------------------------------------------------------------------------------------
                                 Health Care REIT -- 0.2%
          45,000                 Senior Housing Properties Trust, 6.75%, 4/15/20       $      51,060
                                                                                       -------------
                                 Total Real Estate                                     $     268,921
----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.5%
                                 Internet Software & Services -- 0.3%
         100,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)                $      98,375
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 27

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Home Entertainment Software -- 0.2%
          50,000                 Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)  $     55,094
                                                                                    ------------
                                 Total Software & Services                          $    153,469
------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                 Electronic Manufacturing Services -- 0.3%
         100,000                 Flextronics International, Ltd., 4.625%, 2/15/20   $    104,500
                                                                                    ------------
                                 Total Technology Hardware & Equipment              $    104,500
------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.3%
                                 Semiconductor Equipment - 0.1%
          25,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                $     26,125
------------------------------------------------------------------------------------------------
                                 Semiconductors -- 0.2%
          55,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)      $     55,192
                                                                                    ------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                          $     81,317
------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 2.2%
                                 Integrated Telecommunication Services -- 1.2%
COP  124,000,000                 Empresa de Telecomunicaciones de Bogota,
                                 7.0%, 1/17/23 (144A)                               $     49,558
          30,000                 Frontier Communications Corp., 8.5%, 4/15/20             33,225
          50,000                 GCI, Inc., 6.75%, 6/1/21                                 51,000
          45,000                 GTP Acquisition Partners I LLC, 4.347%,
                                 6/15/41 (144A)                                           45,053
EURO      50,000                 Telefonica Emisiones SAU, 5.496%, 4/1/16                 58,865
          25,000                 Unison Ground Lease Funding LLC, 2.981%,
                                 3/16/43 (144A)                                           25,543
          38,000                 Verizon Communications, Inc., 5.012%, 8/21/54            37,523
          40,000                 Verizon Communications, Inc., 6.55%, 9/15/43             50,049
                                                                                    ------------
                                                                                    $    350,816
------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 1.0%
          30,000                 Crown Castle Towers LLC, 4.883%,
                                 8/15/20 (144A)                                     $     32,844
         200,000                 MTN Mauritius Investments, Ltd., 4.755%,
                                 11/11/24 (144A)                                         205,532
          75,000                 T-Mobile USA, Inc., 6.625%, 11/15/20                     78,281
                                                                                    ------------
                                                                                    $    316,657
                                                                                    ------------
                                 Total Telecommunication Services                   $    667,473
------------------------------------------------------------------------------------------------
                                 UTILITIES -- 2.9%
                                 Electric Utilities -- 1.7%
         100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)     $    113,746
         200,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)         240,700
          70,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18         82,236

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Electric Utilities -- (continued)
          50,000          6.25   Southern California Edison Co., Floating Rate
                                 Note (Perpetual)                                   $     56,304
          10,000                 West Penn Power Co., 5.95%, 12/15/17 (144A)              11,073
                                                                                    ------------
                                                                                    $    504,059
------------------------------------------------------------------------------------------------
                                 Gas Utilities -- 0.4%
          90,176                 Nakilat, Inc., 6.267%, 12/31/33 (144A)             $    105,280
          15,000                 Suburban Propane Partners LP, 5.75%, 3/1/25              15,525
                                                                                    ------------
                                                                                    $    120,805
------------------------------------------------------------------------------------------------
                                 Independent Power Producers & Energy
                                 Traders -- 0.8%
         200,000                 Colbun SA, 4.5%, 7/10/24 (144A)                    $    208,040
          33,772                 Panoche Energy Center LLC, 6.885%,
                                 7/31/29 (144A)                                           39,714
                                                                                    ------------
                                                                                    $    247,754
                                                                                    ------------
                                 Total Utilities                                    $    872,618
------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $9,668,661)                                  $  9,985,366
------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 11.7%
          60,000                 Fannie Mae, 3.0%, 5/18/15                          $     62,786
          58,000                 Fannie Mae, 3.5%, 2/1/29                                 61,593
         245,015                 Fannie Mae, 3.5%, 5/1/44                                257,612
         200,000                 Fannie Mae, 3.5%, 6/11/15                               209,156
         191,553                 Fannie Mae, 3.5%, 9/1/42                                201,407
         200,000                 Fannie Mae, 4.0%, 5/13/15                               213,715
          30,721                 Fannie Mae, 4.5%, 4/1/41                                 33,536
         200,000                 Fannie Mae, 4.5%, 5/13/15                               217,672
          30,840                 Fannie Mae, 5.0%, 6/1/40                                 34,320
         194,619                 Federal Home Loan Mortgage Corp., 3.5%,
                                 12/1/44                                                 203,807
         224,289                 Federal Home Loan Mortgage Corp., 4.0%,
                                 1/1/44                                                  239,123
          23,397                 Federal Home Loan Mortgage Corp., 4.0%,
                                 12/1/44                                                  25,100
         397,329                 Federal Home Loan Mortgage Corp., 4.0%,
                                 5/1/44                                                  423,590
          81,010                 Federal Home Loan Mortgage Corp., 4.5%,
                                 6/1/41                                                   88,402
          58,810                 Federal Home Loan Mortgage Corp., 5.0%,
                                 10/1/38                                                  65,296
          50,163                 Federal Home Loan Mortgage Corp., 5.0%,
                                 9/1/38                                                   55,695

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 29

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
           39,632                Federal Home Loan Mortgage Corp., 6.0%,
                                 8/1/37                                             $     45,322
           25,600                Federal Home Loan Mortgage Corp., 6.5%,
                                 1/1/38                                                   31,228
           75,797                Federal Home Loan Mortgage Corp., 6.5%,
                                 4/1/38                                                   87,072
           51,275                Government National Mortgage Association I,
                                 4.5%, 1/15/40                                            57,040
           46,209                Government National Mortgage Association I,
                                 4.5%, 7/15/41                                            51,082
           51,342                Government National Mortgage Association I,
                                 4.5%, 9/15/40                                            57,057
           67,670                Government National Mortgage Association II,
                                 4.5%, 9/20/41                                            73,602
           60,000                U.S. Treasury Bonds, 4.5%, 2/15/36                       79,458
           60,000                U.S. Treasury Bonds, 4.5%, 8/15/39                       79,523
          469,552                U.S. Treasury Inflation Indexed Bonds,
                                 0.125%, 7/15/24                                         472,193
           99,100                U.S. Treasury Inflation Indexed Bonds,
                                 0.25%, 1/15/25                                          100,370
------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS
                                 (Cost $3,406,115)                                  $  3,526,757
------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 39.7%
AUD     1,050,000                Australia Government Bond, 3.25%, 4/21/25          $    873,605
EURO       50,000                Austria Government Bond, 4.15%, 3/15/37
                                 (144A) (144A)                                            92,294
          200,000                Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)           206,500
          200,000                Brazil Minas SPE via State of Minas Gerais,
                                 5.333%, 2/15/28 (144A)                                  196,000
EURO      215,000                Bundesschatzanweisungen, 0.25%, 3/11/16                 242,769
CAD       700,000                Canadian Government Bond, 1.75%, 9/1/19                 599,416
CAD       750,000                Canadian Government Bond, 2.25%, 6/1/25                 657,037
CNY       500,000                China Government Bond, 3.0%, 11/21/19                    78,993
CNY       500,000                China Government Bond, 3.38%, 11/21/24                   79,631
          200,000                City of Buenos Aires Argentina, 8.95%,
                                 2/19/21 (144A)                                          214,000
          200,000                Croatia Government International Bond, 5.5%,
                                 4/4/23 (144A)                                           212,310
          200,000                Ecuador Government International Bond, 7.95%,
                                 6/20/24 (144A)                                          195,000
IDR   222,000,000                Indonesia Treasury Bond, 6.125%, 5/15/28                 14,643
IDR   200,000,000                Indonesia Treasury Bond, 7.0%, 5/15/27                   14,403
IDR 2,500,000,000                Indonesia Treasury Bond, 7.375%, 9/15/16                193,337
IDR 1,210,000,000                Indonesia Treasury Bond, 8.25%, 6/15/32                  94,980

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- (continued)
EURO     100,000                 Italy Buoni Poliennali Del Tesoro, 4.75%,
                                 8/1/23 (144A) (144A)                               $    142,567
         200,000                 Ivory Coast Government International Bond,
                                 5.375%, 7/23/24 (144A)                                  191,366
         200,000                 Ivory Coast Government International Bond,
                                 6.375%, 3/3/28 (144A)                                   200,500
JPY   20,000,000                 Japan Government Ten Year Bond, 1.0%,
                                 12/20/21                                                177,244
JPY   20,000,000                 Japan Government Twenty Year Bond, 1.5%,
                                 3/20/19                                                 177,045
MXN    3,830,000                 Mexican Bonos, 4.75%, 6/14/18                           249,259
MXN    2,400,000                 Mexican Bonos, 6.5%, 6/9/22                             163,216
MXN      300,000                 Mexican Bonos, 7.5%, 6/3/27                              21,712
MXN    3,603,792                 Mexican Udibonos, 2.0%, 6/9/22                          224,153
MXN    4,782,384                 Mexican Udibonos, 3.5%, 12/14/17                        327,298
MXN    3,849,819                 Mexican Udibonos, 5.0%, 6/16/16                         261,316
EURO     100,000                 Mexico Government International Bond,
                                 4.0%, 3/15/15                                           112,328
NZD      950,000                 New Zealand Government Bond, 4.5%, 4/15/27              798,464
NZD    1,250,000                 New Zealand Government Bond, 5.5%, 4/15/23            1,099,049
NOK    1,800,000                 Norway Government Bond, 2.0%, 5/24/23                   249,024
NOK    2,700,000                 Norway Government Bond, 4.5%, 5/22/19                   408,431
NOK    1,675,000                 Norway Government Bond, 5.0%, 5/15/15                   222,673
PLN    1,000,000                 Poland Government Bond, 5.25%, 10/25/17                 301,159
         100,000                 Poland Government International Bond, 4.0%,
                                 1/22/24                                                 108,803
NZD      100,000                 Province of Ontario Canada, 6.25%, 6/16/15               76,590
AUD      100,000                 Queensland Treasury Corp., 5.75%, 7/22/24                95,643
RON      650,000                 Romania Government Bond, 5.85%, 4/26/23                 196,266
RON    1,150,000                 Romania Government Bond, 5.95%, 6/11/21                 343,399
RUB    5,545,000                 Russian Federal Bond - OFZ, 7.0%, 8/16/23                86,343
SEK    2,300,000                 Sweden Government Bond, 2.5%, 5/12/25                   331,350
GBP      500,000                 United Kingdom Gilt, 1.75%, 7/22/19                     784,817
GBP       70,000                 United Kingdom Gilt, 4.25%, 9/7/39                      141,868
GBP       75,000                 United Kingdom Gilt, 8.75%, 8/25/17                     136,965
         400,000                 Zambia Government International Bond,
                                 5.375%, 9/20/22 (144A)                                  369,732
------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $12,647,206)                                 $ 11,963,498
------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 2.0%
                                 Municipal Airport -- 0.1%
          20,000                 Indianapolis Airport Authority, 5.1%, 1/15/17      $     21,393
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 31

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 Municipal General -- 1.0%
        50,000                   California Statewide Communities
                                 Development Authority, 6.0%, 8/15/42               $     59,726
        70,000                   JobsOhio Beverage System, 3.985%, 1/1/29                 74,824
        20,000                   JobsOhio Beverage System, 4.532%, 1/1/35                 21,976
        25,000                   Massachusetts Development Finance Agency,
                                 5.25%, 4/1/37                                            28,310
        50,000                   State of Washington, 5.0%, 7/1/30                        58,704
        30,000                   Virginia Commonwealth Transportation Board,
                                 4.0%, 5/15/31                                            31,774
        30,000                   Virginia Commonwealth Transportation Board,
                                 4.0%, 5/15/32                                            31,606
                                                                                    ------------
                                                                                    $    306,920
------------------------------------------------------------------------------------------------
                                 Higher Municipal Education -- 0.6%
        25,000                   Baylor University, 4.313%, 3/1/42                  $     26,514
        25,000                   Massachusetts Health & Educational
                                 Facilities Authority, Massachusetts Institute
                                 of Technology -Series K, 5.5%, 7/1/32                    33,579
        25,000                   Massachusetts Institute of Technology, 5.6%,
                                 7/1/11                                                   32,646
        20,000                   Permanent University Fund, 5.0%, 7/1/30                  23,831
        50,000                   University of California, 3.38%, 5/15/28                 50,658
                                                                                    ------------
                                                                                    $    167,228
------------------------------------------------------------------------------------------------
                                 Municipal Obligation -- 0.3%
        50,000                   State of Texas, 4.0%, 10/1/44                      $     51,950
        20,000                   Washington Suburban Sanitary Commission,
                                 4.0%, 6/1/43                                             20,756
        20,000                   Washington Suburban Sanitary Commission,
                                 4.0%, 6/1/44                                             20,741
                                                                                    ------------
                                                                                    $     93,447
------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $547,227)                                    $    588,988
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                     Value
------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN
                                 INTERESTS -- 0.1%**
                                 TELECOMMUNICATION SERVICES -- 0.1%
                                 Integrated Telecommunication Services -- 0.1%
        42,977            3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18   $     43,111
                                                                                    ------------
                                 Total Telecommunication Services                   $     43,111
------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $43,552)                                     $     43,111
------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 97.6%
                                 (Cost $29,479,555) (a)                             $ 29,387,787
------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- 2.4%                 $    718,644
------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                         $ 30,106,431
================================================================================================

+           Amount rounds to less than 0.1%.

(Perpetual) Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2015, the value of these securities amounted to $7,551,773 or 25.1% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $29,492,418 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $ 1,290,770

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                            (1,395,401)
                                                                                  ------------
            Net unrealized depreciation                                           $  (104,631)
                                                                                  ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 33

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD              Australian Dollar
CAD              Canadian Dollar
CNY              Chinese Yuan
COP              Colombian Peso
EURO             Euro
GBP              British Pound Sterling
IDR              Indonesian Rupiah
INR              Indian Rupee
JPY              Japanese Yen
MXN              Mexican Peso
NOK              Norwegian Krone
NZD              New Zealand Dollar
PLN              New Polish Zloty
RON              Romanian New Leu
RUB              Russian Ruble
SEK              Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $13,072,281 and $7,153,566, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                                Net
Notional                          Obligation                 Credit     Expiration   Premiums   Unrealized
Principal ($)(1)   Counterparty   Entity/Index   Coupon      Rating(2)  Date         Received   Appreciation
------------------------------------------------------------------------------------------------------------

                                  Markit CDX
                   Chicago        North America
                   Mercantile     High Yield
        346,872    Exchange       Index          5.00%       B+         12/20/19     $18,825    $11,448
------------------------------------------------------------------------------------------------------------
                                                                                     $18,825    $11,448
============================================================================================================


CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                                                                                                Net
 Notional                          Obligation                Credit     Expiration   Premiums   Unrealized
 Principal ($)(1)   Counterparty   Entity/Index  Coupon      Rating(2)  Date         Paid       Depreciation
------------------------------------------------------------------------------------------------------------
                    Morgan
                    Stanley        Diamond
                    Capital        Offshore
         50,000     Services LLC   Drill Inc.    1.00%       BBB+       12/20/19     $(1,873)   $(1,533)
------------------------------------------------------------------------------------------------------------
                                                                                     $(1,873)   $(1,533)
============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating or the issuer of the weighted average rating of all the underlying securities of the index.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------
                                       Level 1     Level 2        Level 3    Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds            $     --    $    90,353    $    --    $    90,353
Preferred Stocks
 Banks
  Regional Banks                             --         51,672         --         51,672
 Diversified Financials
  Consumer Finance                           --         25,597         --         25,597
 Insurance
  Reinsurance                                --             --     32,967         32,967
 All Other Preferred Stocks             308,213             --         --        308,213
Convertible Preferred Stock              97,500             --         --         97,500
Asset Backed Securities                      --        606,994         --        606,994
Collateralized Mortgage Obligations          --      2,066,771         --      2,066,771
Corporate Bonds
 Insurance
  Reinsurance                                --             --     48,263         48,263
 All Other Corporate Bonds                   --      9,937,103         --      9,937,103
U.S. Government Agency Obligations           --      3,526,757         --      3,526,757
Foreign Government Bonds                     --     11,963,498         --     11,963,498
Municipal Bonds                              --        588,988         --        588,988
Senior Floating Rate Loan Interest           --         43,111         --         43,111
-----------------------------------------------------------------------------------------
Total                                  $405,713    $28,900,844    $81,230    $29,387,787
=========================================================================================
Other Financial Instruments
Net unrealized appreciation on
 futures contracts                     $  5,305    $        --    $    --    $     5,305
Net unrealized appreciation on
 forward foreign currency contracts          --         46,461         --         46,461
Net unrealized depreciation on
 forward foreign currency contracts          --       (319,586)        --       (319,586)
Net unrealized appreciation on
 swap contracts                              --          9,915         --          9,915
-----------------------------------------------------------------------------------------
Total Other Financial Instruments      $  5,305    $  (263,210)   $    --    $  (257,905)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 35

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of April 30, 2015:

---------------------------------------------------------------------------------------
                                           Level 1      Level 2      Level 3   Total
---------------------------------------------------------------------------------------
Assets:
Futures collateral                         $       --   $ 45,550     $--       $ 45,550
Centrally cleared swap collateral                  --     25,000      --         25,000
Foreign currencies, at value                       --    469,507      --        469,507
Variation margin for futures contracts          4,508         --      --          4,508
Liabilities:
Variation margin for centrally cleared
 swap contracts                                    --     (1,130)     --         (1,130)
---------------------------------------------------------------------------------------
Total                                      $    4,508   $538,927     $--       $543,435
=======================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------
                                                      Preferred   Corporate
                                                      Stocks      Bonds        Total
---------------------------------------------------------------------------------------
Balance as of 10/31/14                                $31,404     $ 53,730     $ 85,134
Realized gain (loss)(1)                                    --           66           66
Change in unrealized appreciation (depreciation)(2)     1,563      (16,797)     (15,234)
Purchases                                                  --       30,000       30,000
Sales                                                      --      (18,736)     (18,736)
Transfers in to Level 3*                                   --           --           --
Transfers out of Level 3*                                  --           --           --
---------------------------------------------------------------------------------------
Balance as of 4/30/15                                 $32,967     $ 48,263     $ 81,230
=======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 4/30/15                                                 $(15,234)
                                                                             --------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Statement of Assets and Liabilities | 4/30/15 (unaudited)

ASSETS:
   Investment in securities, at value (cost $29,479,555)                     $29,387,787
   Cash                                                                        1,144,669
   Futures collateral                                                             45,550
   Centrally cleared swap collateral                                              25,000
   Foreign currencies, at value (cost $456,661)                                  469,507
   Receivables --
      Investment securities sold                                                 338,822
      Fund shares sold                                                            15,282
      Interest                                                                   312,275
      Variation margin for futures contracts                                       4,508
   Swap contracts, net premium paid                                               16,952
   Net unrealized appreciation on futures contracts                                5,305
   Unrealized appreciation on centrally cleared swap contracts                    11,448
   Net unrealized appreciation on forward foreign currency contracts              46,461
   Due from Pioneer Investment Management, Inc.                                   49,825
   Prepaid expenses                                                               23,960
----------------------------------------------------------------------------------------
          Total assets                                                       $31,897,351
========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $ 1,329,873
      Fund shares repurchased                                                      4,343
      Dividends                                                                   35,814
      Variation margin for centrally cleared swap contracts                        1,130
      Trustee fees                                                                   421
   Unrealized depreciation on swap contracts                                       1,533
   Net unrealized depreciation on forward foreign currency contracts             319,586
   Due to affiliates                                                              45,987
   Accrued expenses                                                               52,233
----------------------------------------------------------------------------------------
          Total liabilities                                                  $ 1,790,920
========================================================================================
NET ASSETS:
   Paid-in capital                                                           $30,157,582
   Distributions in excess of net investment income                             (130,144)
   Accumulated net realized gain on investments, futures contracts,
      swap contracts, written options, and foreign currency transactions         427,252
   Net unrealized depreciation on investments                                    (91,768)
   Net unrealized appreciation on futures contracts                                5,305
   Net unrealized appreciation on swap contracts                                   9,915
   Net unrealized depreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies            (271,711)
-----------------------------------------------------------------------------------------
          Total net assets                                                   $30,106,431
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $12,690,969/1,181,508 shares)                           $     10.74
   Class C (based on $4,858,236/450,943 shares)                              $     10.77
   Class Y (based on $12,557,226/1,158,412 shares)                           $     10.84
MAXIMUM OFFERING PRICE:
   Class A ($10.74 (divided by) 95.5%)                                       $     11.25
=========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 37

Statement of Operations (unaudited)

For the Six Months Ended 4/30/15


INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $1,946)          $ 494,483
   Dividends                                                      18,526
--------------------------------------------------------------------------------------
         Total investment income                                             $ 513,009
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $  72,575
  Transfer agent fees and expenses
     Class A                                                       5,268
     Class C                                                       2,761
     Class Y                                                         320
  Distribution fees
     Class A                                                      15,112
     Class C                                                      22,698
  Shareholder communications expense                              55,395
  Administrative reimbursements                                   11,598
  Custodian fees                                                  17,628
  Registration fees                                               19,362
  Professional fees                                               27,466
  Printing expense                                                 7,654
  Pricing expense                                                  9,909
  Fees and expenses of non-affiliated Trustees                     3,434
  Miscellaneous                                                   11,972
--------------------------------------------------------------------------------------
     Total expenses                                                          $ 283,152
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                               (133,074)
---------------------------------------------------------------------------------------
     Net expenses                                                            $ 150,078
---------------------------------------------------------------------------------------
         Net investment income                                               $ 362,931
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, WRITTEN OPTIONS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $(272,493)
     Futures contracts                                           (49,084)
     Written options                                               1,386
     Swap contracts                                               (5,495)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        742,059     $ 416,373
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                               $(223,711)
     Futures contracts                                            23,314
     Written options                                              (1,386)
     Swap contracts                                                9,967
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies       (354,833)    $(546,649)
--------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, swap contracts,
     written options and foreign currency transactions                       $(130,276)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $ 232,655
=======================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended
                                                                       4/30/15       Year Ended
                                                                      (unaudited)    10/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $   362,931   $    930,817
Net realized gain on investments, futures contracts, written options,
  swap contracts and foreign currency transactions                         416,373         89,341
Change in net unrealized depreciation on investments,
  futures contracts, written options, swap contracts and foreign
  currency transactions                                                   (546,649)      (186,594)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations             $   232,655   $    833,564
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 and $0.35 per share, respectively)                $  (169,583)  $   (215,775)
      Class C ($0.10 and $0.25 per share, respectively)                    (43,102)       (89,290)
      Class Y ($0.17 and $0.38 per share, respectively)                   (190,017)      (530,301)
Net realized gain:
      Class A ($0.10 and $0.06 per share, respectively)                   (103,854)       (39,795)
      Class C ($0.10 and $0.06 per share, respectively)                    (36,964)       (21,563)
      Class Y ($0.10 and $0.06 per share, respectively)                   (110,052)       (98,561)
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                           $  (653,572)  $   (995,285)
=================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $ 3,678,916   $ 10,994,366
Reinvestment of distributions                                              298,927        266,757
Cost of shares repurchased                                              (1,732,264)   (10,990,573)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                       $ 2,245,579   $    270,550
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                       $ 1,824,662   $    108,829
NET ASSETS:
Beginning of period                                                     28,281,769     28,172,940
-------------------------------------------------------------------------------------------------
End of period                                                          $30,106,431   $ 28,281,769
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income       $  (130,144)  $    (90,373)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 39

-----------------------------------------------------------------------------------------
                                  '15 Shares    '15 Amount
                                  (unaudited)   (unaudited)     '14 Shares   '14 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                        199,892      $ 2,146,091      636,610     $  6,945,753
Reinvestment of distributions       21,910          236,101       18,155          197,869
Less shares repurchased           (104,069)      (1,121,359)    (218,557)      (2,379,129)
-----------------------------------------------------------------------------------------
      Net increase                 117,733      $ 1,260,833      436,208     $  4,764,493
=========================================================================================
Class C
Shares sold                        111,122      $ 1,196,372       81,364     $    893,280
Reinvestment of distributions        4,358           47,104        5,807           63,487
Less shares repurchased            (44,440)        (478,721)     (56,519)        (620,157)
-----------------------------------------------------------------------------------------
      Net increase                  71,040      $   764,755       30,652     $    336,610
=========================================================================================
Class Y
Shares sold                         31,026      $   336,453      288,193     $  3,155,333
Reinvestment of distributions        1,446           15,722          490            5,401
Less shares repurchased            (12,178)        (132,184)    (725,553)      (7,991,287)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       20,294      $   219,991     (436,870)    $ (4,830,553)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year          Year        Year       Year       Year
                                                               4/30/15      Ended         Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/14      10/31/13    10/31/12   10/31/11   10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  10.91     $  10.98      $  11.49    $  11.22   $  11.19   $ 10.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.14     $   0.38      $   0.30    $   0.36   $   0.34   $  0.35
   Net realized and unrealized gain (loss) on investments         (0.06)       (0.04)        (0.35)       0.29       0.01      0.41
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.08     $   0.34      $  (0.05)   $   0.65   $   0.35   $  0.76
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.15)    $  (0.35)     $  (0.29)   $  (0.36)  $  (0.32)  $ (0.40)
   Net realized gain                                              (0.10)       (0.06)        (0.17)      (0.02)        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.25)    $  (0.41)     $  (0.46)   $  (0.38)  $  (0.32)  $ (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.17)    $  (0.07)     $  (0.51)   $   0.27   $   0.03   $  0.35
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  10.74     $  10.91      $  10.98    $  11.49   $  11.22   $ 11.19
====================================================================================================================================
Total return*                                                      0.71%        3.16%        (0.45)%      5.98%      3.22%     7.21%
Ratio of net expenses to average net assets                        1.00%**      1.01%(a)      1.00%       1.00%      1.00%     1.00%
Ratio of net investment income (loss) to average net assets        2.53%**      3.57%         3.36%       3.26%      2.94%     3.26%
Portfolio turnover rate                                              52%**        51%           33%         29%        34%       27%
Net assets, end of period (in thousands)                       $ 12,691     $ 11,601      $  6,888    $  9,128   $ 14,830   $ 6,235
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expense to average net assets                             2.48%**      2.52%(a)      2.05%       1.65%      2.07%     2.35%
   Net investment income (loss) to average net assets              1.05%**      2.06%         2.31%       2.60%      1.86%     1.91%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 41

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year          Year        Year       Year       Year
                                                               4/30/15      Ended         Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/14      10/31/13    10/31/12   10/31/11   10/31/10
------------------------------------------------------------------------------------------------------------------------------------

Class C
Net asset value, beginning of period                           $  10.94     $  11.01      $  11.51    $  11.23   $  11.19   $ 10.82
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.09     $   0.29      $   0.20    $   0.26   $   0.24   $  0.25
   Net realized and unrealized gain (loss) on investments         (0.06)       (0.05)        (0.34)       0.30       0.02      0.43
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.03     $   0.24      $  (0.14)   $   0.56   $   0.26   $  0.68
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.10)    $  (0.25)     $  (0.19)   $  (0.26)  $  (0.22)  $ (0.30)
   Net realized gain                                              (0.10)       (0.06)        (0.17)      (0.02)        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.20)    $  (0.31)     $  (0.36)   $  (0.28)  $  (0.22)  $ (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.17)    $  (0.07)     $  (0.50)   $   0.28   $   0.04   $  0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  10.77     $  10.94      $  11.01    $  11.51   $  11.23   $ 11.19
====================================================================================================================================
Total return*                                                      0.27%        2.24%        (1.24)%      5.09%      2.39%     6.45%
Ratio of net expenses to average net assets                        1.90%**      1.91%(a)      1.90%       1.90%      1.90%     1.90%
Ratio of net investment income (loss) to average net assets        1.63%**      2.67%         2.46%       2.33%      2.15%     2.37%
Portfolio turnover rate                                              52%**        51%           33%         29%        34%       27%
Net assets, end of period (in thousands)                       $  4,858     $  4,156      $  3,847    $  4,414   $  3,555   $ 3,264
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            2.42%**      2.71%(a)      2.75%       2.39%      2.94%     3.00%
   Net investment income (loss) to average net assets              1.11%**      1.87%         1.61%       1.84%      1.11%     1.27%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year          Year        Year       Year       Year
                                                               4/30/15      Ended         Ended       Ended      Ended      Ended
                                                               (unaudited)  10/31/14      10/31/13    10/31/12   10/31/11   10/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  11.00     $  11.07      $  11.59    $  11.30   $  11.22   $ 10.85
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.15     $   0.42      $   0.33    $   0.39   $   0.35   $  0.34
   Net realized and unrealized gain (loss) on investments         (0.04)       (0.05)        (0.36)       0.30       0.05      0.45
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.11     $   0.37      $  (0.03)   $   0.69   $   0.40   $  0.79
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.17)    $  (0.38)     $  (0.32)   $  (0.38)  $  (0.32)  $ (0.41)
   Net realized gain                                              (0.10)       (0.06)        (0.17)      (0.02)        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.27)    $  (0.44)     $  (0.49)   $  (0.40)  $  (0.32)  $ (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.16)    $  (0.07)     $  (0.52)   $   0.29   $   0.08   $  0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  10.84     $  11.00      $  11.07    $  11.59   $  11.30   $ 11.22
====================================================================================================================================
Total return*                                                      0.94%        3.42%        (0.25)%      6.24%      3.66%     7.48%
Ratio of net expenses to average net assets                        0.75%**      0.76%(a)      0.75%       0.79%      0.82%     0.94%
Ratio of net investment income (loss) to average net assets        2.78%**      3.81%         3.58%       3.42%      3.01%     3.31%
Portfolio turnover rate                                              52%**        51%           33%         29%        34%       27%
Net assets, end of period (in thousands)                       $ 12,557     $ 12,525      $ 17,438    $ 15,297   $ 11,160   $ 4,205
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.26%**      1.50%(a)      1.57%       1.18%      1.55%     1.86%
   Net investment income to average net assets                     2.27%**      3.07%         2.76%       3.04%      2.28%     2.38%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 43

Notes to Financial Statements | 4/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (formerly known as Pioneer Global Aggregate Bond Fund) (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were commenced operations on December 27, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 45

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current table year. The tax character of distributions paid during the six months ended October 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                     $835,366
    Long-term capital gain                                               159,919
    ----------------------------------------------------------------------------
        Total                                                           $995,285
    ============================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 47

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                       $ 65,050
    Undistributed long-term gain                                         238,617
    Current year dividend payable                                        (40,259)
    Unrealized appreciation                                              106,358
    ----------------------------------------------------------------------------
          Total                                                         $369,766
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $938 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2015.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

H.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2015 was $45,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2015 was $2,050,575.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 49

    At April 30, 2015, open futures contracts were as follows:

    ---------------------------------------------------------------------------------------
                                                                              Net
                              Number of                                       Unrealized
                              Contracts      Settlement                       Appreciation
    Type                      Long/(Short)   Month         Value              (Depreciation)
    ---------------------------------------------------------------------------------------
    FC US Ultra Bond (CBT)      2            6/15          $   329,000        $(7,484)
    FC US Long Bond (CBT)      (3)           6/15             (478,781)         8,306
    FC US 10 Yr Note (CBT)    (26)           6/15           (3,337,750)         8,227
    FC US 5 Yr Note (CBT)      (5)           6/15             (600,664)        (3,744)
    ---------------------------------------------------------------------------------------
             Total                                         $(4,088,195)       $ 5,305
    =======================================================================================

J.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the six months ended April 30, 2015, the Fund had no open repurchase agreements.

K.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at April 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2015 was $10,536.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 51

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $13,973 in management fees, administrative costs and certain other reimbursements due to PIM at April 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $53,854
Class C                                                                    1,016
Class Y                                                                      525
--------------------------------------------------------------------------------
  Total:                                                                 $55,395
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,574 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $440 in distribution fees payable to PFD at April 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15
shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $167 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2015 was $7,029,462.

Open forward foreign currency contracts at April 30, 2015 were as follows:

-------------------------------------------------------------------------------------------------
                              Quantity/
                              Shares                                    US $         Net
 Currency                     Purchased/      Book        Settlement    Value at     Unrealized
 Description     Counterparty (Sold)          Value       Date          4/30/15      Appreciation
-------------------------------------------------------------------------------------------------
 GBP (British
    Pound)       Citibank NA     (606,249)    $ (936,115) 06/03/2015    $ 930,148    $ 5,967
 PLN (Polish
    Zloty)       Citibank NA    2,136,441       (569,554) 06/08/2015      592,704     23,150
 EUR (European   JP Morgan
    Euro)        Chase Bank        62,434        (68,181) 05/15/2015       70,210      2,029
 NGN (Nigerian   JP Morgan
    Naira)       Chase Bank    31,430,000       (149,667) 07/13/2015      155,416      5,749
 SGD             JP Morgan
    (Singapore   Chase Bank       144,956       (109,446) 05/04/2015      109,467         21
    Dollar)
 CZK (Czech      Societe
    Koruna)      Generale      13,500,000       (551,601) 05/04/2015      553,256      1,655
 JPY (Japanese   Societe
    Yen)         Generale     (37,579,466)       315,697  07/21/2015     (315,144)       553
 NZD (New
    Zealand
    Dollar)      UBS            2,779,669     (2,115,356) 05/04/2015    2,122,693      7,337
-------------------------------------------------------------------------------------------------
    Total                                                                            $46,461
=================================================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 53

--------------------------------------------------------------------------------------------------
                             Quantity/
                             Shares                                    US $           Net
 Currency                    Purchased/       Book          Settlement Value at       Unrealized
 Description    Counterparty (Sold)           Value         Date       4/30/15        Depreciation
--------------------------------------------------------------------------------------------------
 CAD (Canadian
    Dollar)      Citibank NA      (122,753)   $    97,275   5/19/15    $  (101,448)   $  (4,173)
 CZK (Czech
    Koruna)      Citibank NA   (13,500,000)       552,360   5/4/15        (553,256)        (896)
 EUR (European
    Euro)        Citibank NA       (94,992)       101,433   7/14/15       (106,912)      (5,479)
 EUR (European
    Euro)        Citibank NA    (1,781,495)     1,888,340   7/14/15     (2,005,039)    (116,699)
 HUF (Hungarian
    Forint)      Citibank NA   (66,994,656)       243,104   7/7/15        (247,866)      (4,762)
 MXN (Mexican
    Peso)        Citibank NA     1,494,926        (97,276)  5/19/15         97,189          (87)
 NOK (Norwegian
    Krone)       Citibank NA    (1,233,475)       152,109   5/26/15       (163,749)     (11,640)
 CAD (Canadian   JP Morgan
    Dollar)      Chase Bank     (1,250,023)       998,646   5/6/15      (1,033,261)     (34,615)
 CLP (Chilean    JP Morgan
    Peso)        Chase Bank    (91,560,000)       148,335   6/16/15       (149,120)        (785)
 EUR (European   JP Morgan
    Euro)        Chase Bank      (197,148)        214,985   7/8/15        (221,867)      (6,882)
 NGN (Nigerian   JP Morgan
    Naira)       Chase Bank    (31,430,000)       149,824   7/13/15       (155,416)      (5,592)
 NOK (Norwegian  JP Morgan
    Krone)       Chase Bank      (538,787)         68,181   5/15/15        (71,550)      (3,369)
 NZD (New
    Zealand      JP Morgan
    Dollar)      Chase Bank     (1,050,000)       781,286   5/4/15        (801,832)     (20,546)
 RUB (Russian    JP Morgan
    Ruble)       Chase Bank     (3,995,000)        76,783   5/20/15        (76,998)        (215)
 RUB (Russian    JP Morgan
    Ruble)       Chase Bank      (570,000)         10,972   5/20/15        (10,986)         (14)
 SEK (Swedish    JP Morgan
    Krona)       Chase Bank     (2,810,000)       334,655   5/18/15       (337,641)      (2,986)
 SGD (Singapore  JP Morgan
    Dollar)      Chase Bank      (144,956)        109,239   8/5/15        (109,288)         (49)
 AUD (Australian Societe
    Dollar)      Generale        (756,932)        591,249   5/5/15        (598,700)      (7,451)
 AUD (Australian Societe
    Dollar)      Generale       (1,150,000)       870,764   5/5/15        (909,600)     (38,836)
 CAD (Canadian   Societe
    Dollar)      Generale        (464,773)        368,617   5/6/15        (384,179)     (15,562)
 CZK (Czech      Societe
    Koruna)      Generale      (13,500,000)       552,217   8/5/15        (553,920)      (1,703)
 MXN (Mexican    Societe
    Peso)        Generale       (3,853,277)       248,706   5/18/15       (250,530)      (1,824)
 NZD (New
    Zealand      Societe
    Dollar)      Generale       (1,747,753)     1,310,143   5/4/15      (1,334,671)     (24,528)
 SGD
    (Singapore   Societe
    Dollar)      Generale         (144,956)       106,908   5/4/15        (109,467)      (2,559)
 NZD (New
    Zealand
    Dollar)      UBS            (2,779,669)    2,102,517    7/6/15      (2,109,364)      (6,847)
 ZAR (South
    African
    Rand)        UBS            (3,129,438)       261,055   5/8/15        (262,542)      (1,487)
--------------------------------------------------------------------------------------------------
 Total                                                                                $(319,586)
==================================================================================================

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2015.

----------------------------------------------------------------------------------------------------
Assets:
                                Gross
                                Amounts        Net               Gross Amounts Not Offset
                                Offset         Amounts of          in the Statement of
                                in the         Assets             Assets and Liabilities
                   Gross        Statement      Presented In     --------------------------
                   Amounts of   of Assets      the Statement                    Cash
                   Recognized   and            of Assets and    Financial       Collateral   Net
Description        Assets       Liabilities    Liabilities      Instruments     Received     Amount
----------------------------------------------------------------------------------------------------
Swap contracts     $11,448        $--          $11,448          $--             $25,000      $36,448
----------------------------------------------------------------------------------------------------
                   $11,448        $--          $11,448          $--             $25,000      $36,448
====================================================================================================
---------------------------------------------------------------------------------------------------
Liabilities:
                                 Gross
                                 Amounts       Net              Gross Amounts Not Offset
                                 Offset        Amounts of          in the Statement of
                                 in the        Liabilities       Assets and Liabilities
                   Gross         Statement     Presented In    --------------------------
                   Amounts of    of Assets     the Statement                   Cash
                   Recognized    and           of Assets and   Financial       Collateral   Net
Description        Liabilities   Liabilities   Liabilities     Instruments     Pledged      Amount
---------------------------------------------------------------------------------------------------
Swap contracts     $1,533         $--          $1,533          $--             $--          $1,533
---------------------------------------------------------------------------------------------------
                   $1,533         $--          $1,533          $--             $--          $1,533
===================================================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 55

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2015 were as follows:

---------------------------------------------------------------------------------------------
Derivatives not
accounted for as                Asset Derivatives 2015          Liabilities Derivatives 2015
hedging instruments             -------------------------------------------------------------
under Accounting                Statement of Assets             Statement of Assets
Standards Codification          and Liabilities                 and Liabilities
(ASC) 815                       Location           Value        Location             Value
---------------------------------------------------------------------------------------------
Forward Foreign                 Net unrealized                  Net unrealized
 Currency Contracts             appreciation on                 depreciation on
                                forward foreign                 forward foreign
                                currency                        currency
                                contracts          $46,461      contracts            $319,586
Futures contracts               Net unrealized                  Net unrealized
                                appreciation on                 depreciation on
                                futures contracts    5,305      futures contracts          --
Swap contracts                  Net unrealized                  Net unrealized
                                appreciation on                 depreciation on
                                swap contracts      11,448      swap contracts          1,533
---------------------------------------------------------------------------------------------
Total                                              $63,214                           $321,119
=============================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                                   Unrealized
Accounted for as                                                Realized          Appreciation or
hedging instruments        Location of Gain                     Gain (Loss)       (Depreciation)
under Accounting           or (Loss) on                         on Derivatives    on Derivatives
Standards Codification     Derivatives Recognized               Recognized        Recognized
(ASC) 185                  in Income                            in Income         in Income
-------------------------------------------------------------------------------------------------
Futures Contracts          Net realized gain (loss) on
                           futures contracts                    $ (49,084)
Futures Contracts          Change in net unrealized
                           appreciation (depreciation)
                           on futures contracts                                   $   23,314
Forward Foreign            Net realized gain (loss) on
 Currency Contracts        forward foreign currency contracts   $ 764,343
Forward Foreign            Change in unrealized appreciation
 Currency Contracts        (depreciation) on forward foreign
                           currency contracts                                     $ (369,512)
Swap contracts             Net realized gain (loss)
                           swap contracts                       $  (5,495)
Swap contracts             Change in unrealized appreciation
                           (depreciation) on swap contracts                       $    9,967
Written Options            Net realized gain (loss) on
                           written options                      $   1,386
Written Options            Change in unrealized appreciation
                           (depreciation) on written options                      $   (1,386)

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect during the six months ended April 30, 2015 was in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2015, the Fund had no borrowings under the credit facility.

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 57

11. Additional Information

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

Trustees, Officers and Service Providers

Trustees                                 Advisory Trustee
Thomas J. Perna, Chairman                Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                     Officers
Margaret B.W. Graham                     Lisa M. Jones, President and Chief
Marguerite A. Piret                         Executive Officer
Fred J. Ricciardi                        Mark E. Bradley,Treasurer and
Kenneth J. Taubes                           Chief Financial Officer
                                         Christopher J. Kelley, Secretary and
                                            Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.




         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15 59

                           This page for your notes.

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 21910-07-0615

                        Pioneer Emerging
                        Markets Local
                        Currency Debt Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A LCEMX
                        Class C LCECX
                        Class Y LCYEX

                        Note to Shareholders: The Trustees of the Fund have authorized the liquidation of the Fund. It is anticipated that the Fund will be liquidated on or about August 7, 2015. The Fund discontinued accepting requests to purchase shares or process exchanges into the Fund effective as of May 20, 2015. Shareholders can redeem their shares of the Fund at any time prior to the liquidation.

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 31

Trustees, Officers and Service Providers                                      47

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                       4/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/ expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                       4/30/15 3

Portfolio Management Discussion | 4/30/15

In the following discussion, portfolio manager Hakan Aksoy reviews recent market events and describes the factors that affected the performance of Pioneer Emerging Markets Local Currency Debt Fund during the six-month reporting period ended April 30, 2015. Mr. Aksoy, a senior portfolio manager based in Pioneer's London office, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2015?

A Pioneer Emerging Markets Local Currency Debt Fund's Class A shares returned -9.46% at net asset value during the six-month period ended April 30, 2015, while the Fund's benchmark, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (the JP Morgan Index), returned -8.24%. During the same period, the average return of the 116 mutual funds in Lipper's Emerging Markets Local Currency Debt Funds category was -7.02%, and the average return of the 422 mutual funds in Morningstar's Emerging Markets Bond Funds category was -3.16%.

Q What factors affected the performance of local currency emerging markets debt during the six-month period ended April 30, 2015?

A Although the emerging bond markets generated modest gains during the period, local currency debt, as measured by the JP Morgan Index, registered a significantly negative return as a result of weakness among emerging markets currencies relative to the U.S. dollar.

     The emerging bond markets experienced a challenging six months, but returns were roughly flat when currency effects were removed from the equation. After performing poorly during November and December of 2014 due to the sharp drop in the prices of oil and other commodities, the emerging markets bounced back in early 2015 due to a combination of renewed stability in oil prices, improving economic growth in the developed markets and signs that the U.S. Federal Reserve System (the Fed) would maintain its "lower for longer" interest-rate policy. These factors helped fuel investor demand for emerging markets debt, despite slowing growth in key emerging economies such as China, Brazil and Russia.

4 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

     While the emerging bond markets finished the period slightly positive, those gains were more than offset by currency weakness. In contrast to bonds, which hit their low in mid-December 2014, emerging markets currencies continued to slide through the middle of March 2015. The primary cause for the downturn was the improvement in the U.S. economy and expectations that the Fed should begin raising interest rates at some point in 2015 - both positives for the U.S. dollar. The dollar lost some ground late in the period on the heels of a series of weaker-than-expected economic reports and the growing sentiment that the Fed may not raise rates before September. Still, the resulting rally in emerging markets currencies was limited and insufficient to make up for the earlier shortfall.

Q Which of your investment decisions had the largest effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2015, both from a positive and negative standpoint?

A The Fund's relative performance was pressured by the portfolio's overweight (above-benchmark) position in Mexico. While we anticipated that Mexico's bond market would be helped by the prospects of government reforms, Mexico's bonds, in fact, lagged the broader asset class due to the weakness in commodity prices. An overweight position in Indonesia, which also underperformed during the period, further contributed to the Fund's shortfall relative to the JP Morgan Index.

     The Fund's allocation to corporate bonds also detracted from performance during the period. We often have sought to take advantage of opportunities in the corporate bond market, where many securities offer attractive yields relative to the associated risks. However, during times in which investor risk-aversion is elevated -- as was the case in the first half of the six-month period -- corporate bonds typically lag. We have, however, retained an allocation to corporate bonds in the Fund's portfolio, as we believe they offer a compelling risk/reward profile on a longer-term basis.

     On the plus side, the Fund's benchmark-relative performance during the period was helped by its underweight positions in a number of lagging markets, including Turkey, Colombia and Brazil. In addition, portfolio underweights in markets sensitive to the euro, such as Poland, Hungary and Romania, boosted relative performance given the substantial downturn in that currency.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                       4/30/15 5

Q Did the Fund have any investments in derivatives during the six-month period ended April 30, 2015? If so, did those investments have any effect on the Fund's performance?

A The Fund employed derivatives (futures, options, and swaps) during the semiannual reporting period. The purpose of the strategy was not to boost the Fund's returns, but rather to attempt to manage portfolio risk and to target more specific weightings in certain positions. For instance, the Fund used derivatives to target a specific duration exposure (interest-rate sensitivity) in South Africa. On a net basis, the use of derivatives had a positive impact on the Fund's performance during the six-month period.

Q    How was the Fund's portfolio positioned as of April 30, 2015?

A We employ a longer-term investment strategy that is designed to identify countries whose bond markets, we think, are poised to outperform over a multi-year period. At the same time, we use an opportunistic currency strategy designed to boost the Fund's exposure to currencies when we believe they are inexpensive, and to reduce exposure when the currencies reach what we believe are full valuations.

     The approach prompted us to establish overweight portfolio positions in both India and Indonesia. India's economic growth is accelerating, and we believe it can exceed the 7% level, thanks in part to the aggressive reforms being put in place by the country's government. Indonesia's new leadership is also oriented towards reform, and we anticipate positive changes there since the president, Joko Widodo, is unique in the country's history in that he doesn't come from a military background. We believe yields in Indonesia, particularly on the long end of the yield curve, are very attractive relative to the country's underlying economic fundamentals. Also in Asia, the Fund is underweight in Thailand, where we believe yields are too low and currency risk is elevated, and in Malaysia, where the economy has been pressured by falling oil prices.

     In Latin America, we retained the Fund's overweight position in Mexico, despite the country's underperformance of the past six months, believing that stronger U.S. growth will have a positive impact on the Mexican economy. In addition, we believe the Mexican peso is inexpensive relative to other currencies in the region. The Fund is also overweight in Chile, which we

6 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15
     think offers very attractive valuation following its underperformance of the past year, and underweight in Brazil, due to the challenging economic backdrop there and the risks associated with political instability in the country. The Fund holds a neutral weighting in both Peru and Colombia. The portfolio was underweight in the latter country for much of the six-month period, but we increased the weighting more recently following the stabilization in oil prices.

     In Europe/Middle East/Africa region, the Fund's meaningful underweights in Poland, Hungary and Romania represent the portfolio's largest deviation from the JP Morgan Index benchmark. We believe yields in all three countries are so low that investors aren't being adequately compensated for the risks. Hungary represents the smallest underweight of the three, as the country has moved to a current account surplus and has close ties to the relatively strong German economy. The Fund also holds underweight positions in South Africa, where slowing economic growth argues against taking on either interest-rate or currency risk, and in Russia, where we believe the risks remain too high to justify a larger position.

     The Fund's duration remained below that of the benchmark throughout the period, largely due to the portfolio's substantial position in corporate bonds. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q    What is your longer-term view on local currency emerging markets debt?

A We caution investors that the asset class could remain volatile through the remainder of this year, as asset flows remain vulnerable to currency fluctuations, the shifting outlook for global economic growth and changing perceptions about the likely course of Fed policy. From a longer-term standpoint, we believe local currency emerging markets bonds continue to offer a way for yield-oriented investors to diversify their exposure to the U.S. dollar. An important element of support is the high yields available in the emerging markets relative to those in the developed markets, which not only attracts demand from yield-seeking investors, but also provides a favorable

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                       4/30/15 7
     starting point for total return in the low-rate environment. Against this backdrop, we believe our diversified*, actively-managed, and long-term investment approach can add value for the Fund's shareholders.

     Important note to shareholders: The Board of Trustees of the Fund has approved a plan to liquidate the Fund, effective at the close of business on or about August 7, 2015. Shareholders will receive a letter detailing the Fund's closure. In general, shareholders will recognize a gain or loss for Federal income tax purposes upon the liquidation of shares.

* Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                       4/30/15 9

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Portfolio Summary | 4/30/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   65.7%
Foreign Corporate Bonds                                                    34.3%

Country Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Turkey                                                                     11.5%
Mexico                                                                     11.4%
Brazil                                                                     10.4%
South Africa                                                               10.1%
Indonesia                                                                   8.6%
Supranational                                                               7.7%
Malaysia                                                                    7.4%
Colombia                                                                    6.8%
Poland                                                                      6.1%
South Korea                                                                 4.6%
Hungary                                                                     3.9%
Thailand                                                                    2.8%
Ireland                                                                     2.2%
Romania                                                                     1.9%
United States                                                               1.4%
Peru                                                                        1.4%
Russia                                                                      1.0%
Chile                                                                       0.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   Akbank TAS, 7.5%, 2/5/18                                              3.73%
--------------------------------------------------------------------------------
 2.   Export-Import Bank of Korea, 7.55%, 8/27/15                           2.92
--------------------------------------------------------------------------------
 3.   European Investment Bank, 4.25%, 10/25/22                             2.66
--------------------------------------------------------------------------------
 4.   Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                              2.62
--------------------------------------------------------------------------------
 5.   Indonesia Treasury Bond, 11.0%, 9/15/25                               2.46
--------------------------------------------------------------------------------
 6.   Emgesa SA ESP, 8.75%, 1/25/21                                         2.44
--------------------------------------------------------------------------------
 7.   Malaysia Government Bond, 3.58%, 9/28/18                              2.41
--------------------------------------------------------------------------------
 8.   International Bank for Reconstruction & Development, 10.0%, 10/28/15  2.26
--------------------------------------------------------------------------------
 9.   Indonesia Treasury Bond, 10.5%, 8/15/30                               2.26
--------------------------------------------------------------------------------
10.   Malaysia Government Bond, 4.378%, 11/29/19                            2.22
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 11

Prices and Distributions | 4/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                     4/30/15                     10/31/14
--------------------------------------------------------------------------------
          A                        $7.35                        $8.34
--------------------------------------------------------------------------------
          C                        $7.34                        $8.33
--------------------------------------------------------------------------------
          Y                        $7.36                        $8.35
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-4/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Short-Term       Long-Term       Tax Return of
        Class     Dividends     Capital Gains    Capital Gains       Capital
--------------------------------------------------------------------------------
         A         $0.2040          $--              $--              $--
--------------------------------------------------------------------------------
         C         $0.1751          $--              $--              $--
--------------------------------------------------------------------------------
         Y         $0.2154          $--              $--              $--
--------------------------------------------------------------------------------

JP Morgan Government Bond Index--Emerging Markets Global Diversified
Index is an unmanaged, comprehensive, global, local emerging markets index, and consists of regularly traded, liquid-fixed-rate, domestic currency government bonds to which international investors can gain exposure. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-15.

12 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Performance Update | 4/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Local Currency Debt Fund at public offering price during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                              JPM GBI-
                  Net          Public         EM
                  Asset        Offering       Global
                  Value        Price          Diversified
Period            (NAV)        (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)         -9.10%      -10.95%        -15.51%
1 Year            -11.30       -15.28          -9.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.71%        1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Emerging Markets Local     JPM GBI EM Global
                          Currency Debt Fund                 Diversified Index
2/28/2013                 $9,550                             $10,000
4/30/2013                 $9,777                             $10,290
4/30/2014                 $8,827                             $ 9,321
4/30/2015                 $7,830                             $ 8,449

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 13

Performance Update | 4/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                                              JPM GBI-
                                              EM
                                              Global
                  If           If             Diversified
Period            Held         Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)         -9.77%       -9.77%        -15.51%
1 Year            -11.98       -11.98          -9.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                 Gross        Net
--------------------------------------------------------------------------------
                 3.44%        2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Emerging Markets Local     JPM GBI EM Global
                          Currency Debt Fund                 Diversified Index
2/28/2013                 $10,000                            $10,000
4/30/2013                 $10,233                            $10,290
4/30/2014                 $ 9,168                            $ 9,321
4/30/2015                 $ 8,070                            $ 8,449

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Performance Update | 4/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Local Currency Debt Fund during the periods shown, compared to that of the JP Morgan Government Bond Index-Emerging Markets (JPM GBI EM) Global Diversified Index.

Average Annual Total Returns
(As of April 30, 2015)
--------------------------------------------------------------------------------
                               JPM GBI-
                  Net          EM
                  Asset        Global
                  Value        Diversified
Period            (NAV)        Index
--------------------------------------------------------------------------------
Life-of-Class
(2/4/2013)         -8.82%      -15.51%
1 Year            -11.02        -9.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.42%        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Emerging Markets Local     JPM GBI EM Global
                          Currency Debt Fund                 Diversified Index
2/28/2013                 $5,000,000                         $5,000,000
4/30/2013                 $5,121,704                         $5,144,969
4/30/2014                 $4,636,823                         $4,660,476
4/30/2015                 $4,125,810                         $4,224,613

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on actual returns from November 1, 2014, through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                                 A             C                Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/14      $1,000.00      $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)   $  905.40      $  901.80       $  906.80
on 4/30/15
--------------------------------------------------------------------------------
Expenses Paid During Period*            $    5.34      $    8.82       $    4.02
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Local Currency Debt Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2014, through April 30, 2015.

--------------------------------------------------------------------------------
Share Class                                 A              C               Y
--------------------------------------------------------------------------------
Beginning Account Value on 11/1/14      $1,000.00      $1,000.00       $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)   $1,019.19      $1,015.52       $1,020.58
on 4/30/15
--------------------------------------------------------------------------------
Expenses Paid During Period*            $    5.66      $    9.35       $    4.26
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.87% and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 17

Schedule of Investments | 4/30/15 (unaudited)

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     CORPORATE BONDS -- 39.6%
                     TRANSPORTATION -- 1.8%
                     Railroads -- 1.8%
RUB     12,000,000   Russian Railways via RZD Capital Plc, 8.3%, 4/2/19            $    199,647
                                                                                   ------------
                     Total Transportation                                          $    199,647
-----------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 1.0%
                     Household Appliances -- 1.0%
EURO       100,000   Arcelik AS, 3.875%, 9/16/21                                   $    113,508
                                                                                   ------------
                     Total Consumer Durables & Apparel                             $    113,508
-----------------------------------------------------------------------------------------------
                     BANKS -- 20.3%
                     Diversified Banks -- 18.9%
TRY      1,150,000   Akbank TAS, 7.5%, 2/5/18                                      $    388,893
BRL        700,000   Banco ABC Brasil SA, 8.5%, 3/28/16                                 223,990
CLP     50,000,000   Banco Santander Chile, 6.5%, 9/22/20                                81,031
RUB     16,000,000   Export-Import Bank of Korea, 7.55%, 8/27/15                        304,136
TRY        270,000   Export-Import Bank of Korea, 8.2%, 5/31/16                          98,534
IDR  1,000,000,000   Export-Import Bank of Korea, 8.4%, 7/6/16                           76,168
           200,000   Finansbank AS, 6.25%, 4/30/19                                      203,512
IDR    700,000,000   Inter-American Development Bank, 7.25%, 7/17/17                     52,825
NGN     50,000,000   International Bank for Reconstruction &
                     Development, 10.0%, 10/28/15                                       236,034
COP    130,000,000   International Bank for Reconstruction &
                     Development, 4.5%, 8/3/17                                           54,285
BRL        400,000   Itau Unibanco Holding SA, 10.5%, 11/23/15                          129,789
RON        650,000   Raiffeisen Bank SA, 5.35%, 5/15/19                                 175,863
TRY        300,000   Turkiye Is Bankasi, 11/16/15 (b)                                   106,048
                                                                                   ------------
                                                                                   $  2,131,108
-----------------------------------------------------------------------------------------------
                     Regional Banks -- 1.4%
IDR  2,000,000,000   JPMorgan Chase Bank NA, 7.7%, 6/1/16                          $    149,863
                                                                                   ------------
                     Total Banks                                                   $  2,280,971
-----------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 7.7%
                     Other Diversified Financial Services -- 7.7%
BRL        700,000   Banco Safra SA, 10.25%, 8/8/16                                $    219,568
ZAR      6,600,000   Development Bank of Southern Africa, Ltd.,
                     12/31/27 (b)                                                       156,395
INR      8,000,000   European Bank for Reconstruction &
                     Development, 5.625%, 3/15/17                                       125,652
IDR    800,000,000   European Bank for Reconstruction &
                     Development, 7.25%, 8/22/17                                         60,466
PLN        870,000   European Investment Bank, 4.25%, 10/25/22                          277,101
RUB      2,000,000   Federal Grid Co OJS via Federal Grid Finance,
                     Ltd., 8.446%, 3/13/19                                               33,445
                                                                                   ------------
                                                                                   $    872,627
                                                                                   ------------
                     Total Diversified Financials                                  $    872,627
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 4.0%
                     Wireless Telecommunication Services -- 4.0%
MXN      2,000,000   America Movil SAB de CV, 6.0%, 6/9/19                         $    129,790
MXN      3,000,000   America Movil SAB de CV, 6.45%, 12/5/22                            189,277
MXN      2,000,000   America Movil SAB de CV, 7.125%, 12/9/24                           128,944
                                                                                   ------------
                                                                                   $    448,011
                                                                                   ------------
                     Total Telecommunication Services                              $    448,011
-----------------------------------------------------------------------------------------------
                     UTILITIES -- 4.8%
                     Electric Utilities -- 2.6%
COP    400,000,000   Empresas Publicas de Medellin ESP, 8.375%, 2/1/21             $    177,817
ZAR      2,000,000   Eskom Holdings SOC, Ltd., 12/31/18 (b)                             113,098
                                                                                   ------------
                                                                                   $    290,915
-----------------------------------------------------------------------------------------------
                     Independent Power Producers & Energy Traders -- 2.2%
COP    560,000,000   Emgesa SA ESP, 8.75%, 1/25/21                                 $    254,280
                                                                                   ------------
                     Total Utilities                                               $    545,195
-----------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost $6,079,271)                                             $  4,459,959
-----------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT BONDS -- 53.1%
BRL        360,000   Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/17       $    113,742
BRL        450,000   Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/19            137,180
BRL        530,000   Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/21            156,911
BRL        350,000   Brazil Notas do Tesouro Nacional Serie F, 10.0%, 1/1/23            101,168
COP    200,000,000   Colombian TES, 10.0%, 7/24/24                                      102,477
COP    120,000,000   Colombian TES, 6.0%, 4/28/28                                        44,921
COP    300,000,000   Colombian TES, 7.0%, 5/4/22                                        130,247
ZAR      3,000,000   Eskom Holdings SOC, Ltd., 10.0%, 1/25/23                           273,807
HUF     14,000,000   Hungary Government Bond, 6.0%, 11/24/23                             61,751
HUF     24,500,000   Hungary Government Bond, 6.5%, 6/24/19                             103,839
HUF     12,770,000   Hungary Government Bond, 7.0%, 6/24/22                              58,062
HUF     40,000,000   Hungary Government Bond, 7.5%, 11/12/20                            181,521
IDR  1,200,000,000   Indonesia Treasury Bond, 10.0%, 9/15/24                            105,998
IDR  2,520,000,000   Indonesia Treasury Bond, 10.5%, 8/15/30                            235,759
IDR  2,720,000,000   Indonesia Treasury Bond, 11.0%, 9/15/25                            256,734
IDR  1,380,000,000   Indonesia Treasury Bond, 8.25%, 6/15/32                            108,324
IDR  2,140,000,000   Indonesia Treasury Bond, 9.5%, 7/15/31                             186,142
MYR        891,000   Malaysia Government Bond, 3.58%, 9/28/18                           251,160
MYR        800,000   Malaysia Government Bond, 4.16%, 7/15/21                           229,734
MYR        800,000   Malaysia Government Bond, 4.378%, 11/29/19                         231,881
MYR        200,000   Malaysia Government Bond, 4.498%, 4/15/30                           58,970
MXN      2,250,000   Mexican Bonos, 10.0%, 11/20/36                                     207,380
MXN      2,000,000   Mexican Bonos, 10.0%, 12/5/24                                      168,583
MXN      1,000,000   Mexican Bonos, 6.0%, 6/18/15                                        65,332
MXN      3,340,000   Mexican Bonos, 6.5%, 6/10/21                                       227,015

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 19

-----------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                         Value
-----------------------------------------------------------------------------------------------
                     Foreign Government Bonds -- (continued)
MXN      1,000,000   Mexican Bonos, 8.5%, 12/13/18                                 $     72,651
PEN        100,000   Peru Government Bond, 6.95%, 8/12/31                                33,046
PEN        100,000   Peru Government Bond, 7.84%, 8/12/20                                36,277
PEN        200,000   Peru Government Bond, 8.2%, 8/12/26                                 74,632
PLN        250,000   Poland Government Bond, 3.25%, 7/25/19                              72,517
PLN        100,000   Poland Government Bond, 4.75%, 10/25/16                             29,014
PLN        600,000   Poland Government Bond, 4.75%, 4/25/17                             176,507
PLN        381,000   Poland Government Bond, 5.0%, 4/25/16                              109,246
PLN        300,000   Poland Government Bond, 5.25%, 10/25/17                             90,348
PLN        500,000   Poland Government Bond, 5.5%, 10/25/19                             158,575
RON         90,000   Romania Government Bond, 5.85%, 4/26/23                             27,175
RUB      5,000,000   Russian Federal Bond -- OFZ, 7.4%, 4/19/17                          91,611
RUB        500,000   Russian Federal Bond -- OFZ, 7.5%, 3/15/18                           8,928
ZAR        494,664   South Africa Government Bond -- CPI Linked,
                     2.75%, 1/31/22                                                      45,039
ZAR      1,200,000   South Africa Government Bond, 6.25%, 3/31/36                        78,426
ZAR      1,200,000   South Africa Government Bond, 7.0%, 2/28/31                         88,217
ZAR      1,905,000   South Africa Government Bond, 7.25%, 1/15/20                       158,723
ZAR        620,000   South Africa Government Bond, 8.0%, 1/31/30                         50,331
ZAR      1,000,000   South Africa Government Bond, 8.25%, 9/15/17                        86,203
THB      1,375,000   Thailand Government Bond, 3.625%, 6/16/23                           45,347
THB      3,700,000   Thailand Government Bond, 5.125%, 3/13/18                          122,526
THB      3,637,000   Thailand Government Bond, 5.625%, 1/12/19                          124,457
TRY        280,000   Turkey Government Bond, 10.4%, 3/20/24                             112,819
TRY         48,047   Turkey Government Bond, 2.4%, 5/8/24                                17,973
TRY        100,000   Turkey Government Bond, 5.0%, 5/13/15                               37,410
TRY         70,000   Turkey Government Bond, 8.5%, 7/10/19                               25,424
TRY        150,000   Turkey Government Bond, 8.5%, 9/14/22                               54,185
TRY        105,000   Turkey Government Bond, 8.8%, 9/27/23                               38,411
TRY        260,000   Turkey Government Bond, 9.0%, 1/27/16                               96,623
TRY         30,000   Turkey Government Bond, 9.5%, 1/12/22                               11,357
-----------------------------------------------------------------------------------------------
                     TOTAL FOREIGN GOVERNMENT BONDS
                     (Cost $6,813,250)                                             $  5,972,636
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                     PURCHASED CALL OPTION -- 0.0%+
           100,000   Call EUR/Put MXN, 19, 7/20/15                                 $        281
-----------------------------------------------------------------------------------------------
                     TOTAL PURCHASED CALL OPTION
                     (Cost $1,289)                                                 $        281
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT IN SECURITIES -- 92.7%
                     (Cost $12,893,810) (a)                                        $ 10,432,876
-----------------------------------------------------------------------------------------------
                     OTHER ASSETS & LIABILITIES -- 7.3%                            $    825,413
-----------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS -- 100.0%                                    $ 11,258,289
===============================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

-----------------------------------------------------------------------------------------------
 Shares                                                                            Value
-----------------------------------------------------------------------------------------------
                     WRITTEN CALL OPTIONS -- (0.1)%
          (50,000)   Call EUR/Put HUF, 330, 8/20/15                                $       (162)
         (100,000)   Call EUR/Put MXN, 19, 7/20/15                                         (281)
         (200,000)   Call EUR/Put PLN, 4.40, 10/22/15                                      (932)
         (150,000)   Call GBP/Put TRY, 4.50, 12/22/15                                    (8,136)
                                                                                   ------------
                                                                                   $     (9,511)
-----------------------------------------------------------------------------------------------
                     TOTAL WRITTEN CALL OPTIONS
                     (Premiums Received $(13,490))                                 $     (9,511)
-----------------------------------------------------------------------------------------------

+      Amount rounds to less than 0.1% or (0.1)%.

(a) At April 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $12,893,810 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                  $   165,861
       Aggregate gross unrealized depreciation for all investments in
         which there is an excess of tax cost over value                             (2,626,795)
                                                                                    -----------
       Net unrealized depreciation                                                  $(2,460,934)
                                                                                    ===========

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL    Brazilian Real
CLP    Chilean Peso
COP    Colombian Peso
EURO   Euro
HUF    Hungarian Forint
IDR    Indonesian Rupiah
INR    Indian Rupee
MXN    Mexican Peso
MYR    Malaysian Ringgit
NGN    Nigerian Naira
PEN    Peruvian Nuevo Sol
PLN    Polish Zloty
RON    Romanian Leu
RUB    Russian Ruble
THB    Thai Baht
TRY    Turkish Lira
ZAR    South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2015 aggregated $5,560,503 and $4,769,210, respectively.

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 21

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------------
                                                                                              Net
Notional                        Obligation                Credit    Expiration    Premiums    Unrealized
Principal ($)(1)  Counterparty  Entity/Index   Coupon     Rating(2) Date          Paid        Appreciation
-----------------------------------------------------------------------------------------------------------
100,000           Barclays      Russian        1.00%      BB+       12/20/15      $(1,796)    $658
                  Bank Plc      Federation
-----------------------------------------------------------------------------------------------------------
                                                                                  $(1,796)    $658
===========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating or the issuer of the weighted average rating of all the underlying securities of the index.

INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                                       Annual                   Unrealized
         Notional                         Paid/      Floating          Fixed       Expiration   Appreciation
         Principal ($)   Counterparty     Receive    Rate              Rate        Date         (Depreciation)
--------------------------------------------------------------------------------------------------------------
BRL         52,457       Goldman Sachs    Receive    BRL-CDI           10.795%     1/4/21       $   791
                         International
BRL        212,403       Goldman Sachs    Paid       BRL-CDI           11.025%     1/2/18        (2,690)
                         International
ZAR      6,000,000       Goldman Sachs    Paid       JIBAR 3 Month       6.93%     3/24/17       (1,157)
                         International
--------------------------------------------------------------------------------------------------------------
                                                                                                $(3,056)
==============================================================================================================

BRL-CDI     Brazil CETIP Interbank Deposit

JIBAR       Johannesburg Interbank Agreed Rate

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL         Brazilian Real

ZAR         South African Rand

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                               Level 1     Level 2        Level 3     Total
-------------------------------------------------------------------------------------------------
Corporate Bonds                                $ --        $ 4,459,959    $ --        $ 4,459,959
Foreign Government Bonds                         --          5,972,636      --          5,972,636
Purchased Call Option                            --                281      --                281
-------------------------------------------------------------------------------------------------
Total                                          $ --        $10,432,876    $ --        $10,432,876
=================================================================================================
Other Financial Instruments
Net unrealized appreciation on forward
      foreign currency contracts               $ --        $    21,170    $ --        $    21,170
Net unrealized depreciation on forward
      foreign currency contracts                 --            (39,713)     --            (39,713)
Net unrealized depreciation on
      swap contracts                             --             (2,398)     --             (2,398)
Net unrealized appreciation on written
      call options                               --              3,978      --              3,978
-------------------------------------------------------------------------------------------------
Total                                          $ --        $   (16,963)   $ --        $   (16,963)
=================================================================================================

During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets as of April 30, 2015:

----------------------------------------------------------------------------------------------
                                              Level 1      Level 2        Level 3     Total
----------------------------------------------------------------------------------------------
Assets:
Foreign currencies                            $--          $222,970       $--         $222,970
----------------------------------------------------------------------------------------------
Total                                         $--          $222,970       $--         $222,970
==============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 23

Statement of Assets and Liabilities | 4/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $12,893,810)                              $10,432,876
  Cash                                                                         313,354
  Foreign currencies, at value (cost $214,777)                                 222,970
  Receivables --
     Investment securities sold                                                480,906
     Interest                                                                  268,131
     Due from Pioneer Investment Management, Inc.                               42,355
  Net unrealized appreciation on forward foreign currency contracts             21,170
  Prepaid expenses                                                               5,736
--------------------------------------------------------------------------------------
         Total assets                                                      $11,787,498
======================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                              $   360,547
      Dividends                                                                 45,195
      Trustee fees                                                                 218
      Swap contracts payable                                                     5,806
   Swap contracts, net premiums received                                         1,796
   Written options (premiums received $13,490)                                   9,511
   Net unrealized depreciation on forward foreign currency contracts            39,713
   Net unrealized depreciation on swap contracts                                 2,398
   Due to affiliates                                                             7,719
   Accrued expenses                                                             54,803
   Reserve for repatriation taxes                                                1,503
--------------------------------------------------------------------------------------
          Total liabilities                                                $   529,209
======================================================================================
NET ASSETS:
  Paid-in capital                                                          $15,032,990
  Distributions in excess of net investment income                             (70,726)
  Accumulated net realized loss on investments, futures contracts,
     written options, swap contracts and foreign currency transactions      (1,217,609)
  Net unrealized depreciation on investments                                (2,460,934)
  Net unrealized appreciation on written options                                 3,979
  Net unrealized depreciation on swap contracts                                 (2,398)
  Net unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                     (27,013)
--------------------------------------------------------------------------------------
          Total net assets                                                 $11,258,289
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $3,798,351/516,773 shares)                            $      7.35
   Class C (based on $3,781,845/515,456 shares)                            $      7.34
   Class Y (based on $3,678,093/500,000 shares)                            $      7.36
MAXIMUM OFFERING PRICE:
  Class A ($7.35 (divided by) 95.5%)                                       $      7.70
======================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Statement of Operations (unaudited)

For the Six Months Ended 4/30/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $5,546)            $   357,308
-------------------------------------------------------------------------------------------
         Total investment income                                                $   357,308
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $    40,477
  Transfer agent fees and expenses
     Class A                                                             386
     Class C                                                             361
     Class Y                                                             117
  Distribution fees
     Class A                                                           4,861
     Class C                                                          19,496
  Shareholder communications expense                                     177
  Administrative reimbursement                                         9,263
  Custodian fees                                                      19,355
  Registration fees                                                   36,470
  Professional fees                                                   33,899
  Printing expense                                                     6,950
  Fees and expenses of nonaffiliated Trustees                          2,773
  Pricing expense                                                      7,798
  Miscellaneous                                                        5,178
-------------------------------------------------------------------------------------------
     Total expenses                                                             $   187,561
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                       (113,200)
-------------------------------------------------------------------------------------------
     Net expenses                                                               $    74,361
-------------------------------------------------------------------------------------------
         Net investment income                                                  $   282,947
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $1,503)  $(1,048,347)
     Futures contracts                                                (3,930)
     Written options                                                   2,288
     Swap contracts                                                   (7,838)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            (27,811)   $(1,085,638)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net decrease in reserve for capital gains
        taxes of $1,378)                                         $  (401,099)
     Futures contracts                                                 3,125
     Written options                                                     768
     Swap contracts                                                    2,260
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            (20,349)   $  (415,295)
-------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, written options,
     swap contracts and foreign currency transactions                           $(1,500,933)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                          $(1,217,986)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 25

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               4/30/15      Year Ended
                                                               (unaudited)  10/31/14
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   282,947    $   675,703
Net realized loss on investments, futures contracts,
  written options, swap contracts and foreign
  currency transactions                                       (1,085,638)      (315,394)
Change in net unrealized depreciation on investments,
  futures contracts, written options, swap contracts and
  foreign currency transactions                                 (415,295)      (882,358)
---------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations   $(1,217,986)   $  (522,049)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.29 per share, respectively)      $  (105,142)   $  (147,053)
      Class C ($0.18 and $0.22 per share, respectively)          (90,613)      (113,460)
      Class Y ($0.22 and $0.31 per share, respectively)         (107,700)      (154,975)
Tax return of capital:
      Class A ($0.00 and $0.12 per share, respectively)               --        (60,038)
      Class C ($0.00 and $0.12 per share, respectively)               --        (59,999)
      Class Y ($0.00 and $0.12 per share, respectively)               --        (59,075)
---------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (303,455)   $  (594,600)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $    35,616    $   290,324
Reinvestment of distributions                                      6,147          8,952
Cost of shares repurchased                                       (70,577)       (99,797)
---------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
          Fund share transactions                            $   (28,814)   $   199,479
---------------------------------------------------------------------------------------
       Net decrease in net assets                            $(1,550,255)   $  (917,170)
NET ASSETS:
Beginning of period                                           12,808,544     13,725,714
---------------------------------------------------------------------------------------
End of period                                                $11,258,289    $12,808,544
---------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (70,726)   $   (50,218)
=======================================================================================

The accompanying notes are an integral part of these financial statements.

      26 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                         4/30/15

----------------------------------------------------------------------------------------------
                                            '15 Shares  '15 Amount
                                            (unaudited) (unaudited)    '14 Shares   '14 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                                  2,437      $  18,789       17,351        $151,909
Reinvestment of distributions                  414          3,121          561           4,814
Less shares repurchased                       (972)        (7,550)     (10,588)        (91,691)
----------------------------------------------------------------------------------------------
      Net increase                           1,879      $  14,360        7,324        $ 65,032
==============================================================================================
Class C
Shares sold                                  2,227      $  16,827       15,860        $138,415
Reinvestment of distributions                  399          3,026          481           4,138
Less shares repurchased                     (8,266)       (63,027)        (965)         (8,106)
----------------------------------------------------------------------------------------------
      Net increase
          (decrease)                        (5,640)     $ (43,174)      15,376        $134,447
==============================================================================================
Class Y
Shares sold                                     --      $      --           --        $     --
Reinvestment of distributions                   --             --           --              --
Less shares repurchased                         --             --           --              --
----------------------------------------------------------------------------------------------
      Net increase                              --      $      --           --        $     --
==============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 27

Financial Highlights

------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year       2/4/13
                                                              4/30/15     Ended      to
                                                              (unaudited) 10/31/14   10/31/13
------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $ 8.34      $ 9.07     $ 9.98
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $ 0.19      $ 0.46     $ 0.29
   Net realized and unrealized gain (loss) on investments      (0.98)      (0.78)     (1.01)
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             (0.79)     $(0.32)    $(0.72)
------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $(0.20)     $(0.29)    $(0.15)
   Tax return of capital                                          --       (0.12)     (0.04)
------------------------------------------------------------------------------------------------
Total distributions                                           $(0.20)     $(0.41)    $(0.19)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(0.99)     $(0.73)    $(0.91)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.35      $ 8.34     $ 9.07
================================================================================================
Total return*                                                  (9.46)%     (3.65)%    (7.37)%(a)
Ratio of net expenses to average net assets                     1.13%**     1.14%      1.12%**
Ratio of net investment income (loss) to average net assets     5.05%**     5.26%      4.16%**
Portfolio turnover rate                                           87%**       29%        23%
Net assets, end of period (in thousands)                      $3,798      $4,295     $4,605
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                3.08%**    2.71%      2.79%**
   Net investment income (loss)                                  3.10%**    3.69%      2.49%**
================================================================================================

(a)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year       2/4/13
                                                              4/30/15     Ended      to
                                                              (unaudited) 10/31/14   10/31/13
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 8.33      $ 9.06     $ 9.97
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $ 0.16      $ 0.39     $ 0.23
   Net realized and unrealized gain (loss) on investments      (0.97)      (0.78)     (0.99)
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $(0.81)     $(0.39)    $(0.76)
------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $(0.18)     $(0.22)    $(0.11)
   Tax return of capital                                          --       (0.12)     (0.04)
------------------------------------------------------------------------------------------------
Total distributions                                           $(0.18)     $(0.34)    $(0.15)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(0.99)     $(0.73)    $(0.91)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.34      $ 8.33     $ 9.06
================================================================================================
Total return*                                                  (9.82)%     (4.37)%    (7.83)%(a)
Ratio of net expenses to average net assets                     1.87%**     1.87%      1.86%**
Ratio of net investment income (loss) to average net assets     4.31%**     4.53%      3.42%**
Portfolio turnover rate                                           87%**       29%        23%
Net assets, end of period (in thousands)                      $3,782      $4,340     $4,581
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.82%**     3.44%      3.54%**
   Net investment income (loss)                                 2.36%**     2.96%      1.74%**
================================================================================================

(a)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 29

------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year       2/4/13
                                                              4/30/15     Ended      to
                                                              (unaudited) 10/31/14   10/31/13
------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 8.35      $ 9.08     $ 9.98
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $ 0.20      $ 0.48     $ 0.31
   Net realized and unrealized gain (loss) on investments      (0.97)      (0.78)     (1.01)
------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $(0.77)     $(0.30)    $(0.70)
------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $(0.22)     $(0.31)    $(0.16)
   Tax return of capital                                          --       (0.12)     (0.04)
------------------------------------------------------------------------------------------------
Total distributions                                           $(0.22)     $(0.43)    $(0.20)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(0.99)     $(0.73)    $(0.90)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 7.36      $ 8.35     $ 9.08
================================================================================================
Total return*                                                  (9.32)%     (3.37)%    (7.15)%(a)
Ratio of net expenses to average net assets                     0.85%**     0.85%      0.85%**
Ratio of net investment income (loss) to average net assets     5.33%**     5.55%      4.43%**
Portfolio turnover rate                                           87%**       29%        23%
Net assets, end of period (in thousands)                      $3,678      $4,174     $4,540
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.81%**     2.42%      2.53%**
   Net investment income (loss)                                 3.37%**     3.98%      2.75%**
================================================================================================

(a)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Notes to Financial Statements | 4/30/15 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Emerging Markets Local Currency Debt Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares commenced operations on February 4, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 31

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

32 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by federal and state tax authorities.

     In addition to the requirements of the internal Revenue Code, the fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended April 30, 2015, the Fund paid $1,503 in such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of April 30, 2015, the Fund had $1,503 in reserve related to capital losses.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 33

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current table year. The tax character of distributions paid during the year ended October 31, 2014 was as follows:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $415,488
     Return of capital                                                   179,112
     ---------------------------------------------------------------------------
          Total                                                         $594,600
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                       $  (135,096)
     Dividend payable                                                    (52,455)
     Net unrealized depreciation                                      (2,065,709)
     ---------------------------------------------------------------------------
          Total                                                      $(2,253,260)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark-to-market of forward, futures, option and swap contracts, and tax adjustments relating to credit default swaps.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $58 in underwriting commissions on the sale of Class A shares during the during the six months ended April 30, 2015.

E.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

34 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

F.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 35

H.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. There was no cash deposited with the broker as collateral at April 30, 2015. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to changes in value of the underlying securities. The average value of contracts open during the six months ended April 30, 2015 was $170,658.

     During the six months ended April 30, 2015, the Fund had no open futures contracts.

J.   Interest Rate Swap Contracts

     The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified

36 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15
     floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Open interest rate swap contracts at April 30, 2015 are listed in the Schedule of Investments. The average value of interest rate swap contracts open during the six months ended April 30, 2015 was $2,328.

K.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 37
     termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2015 was $2,225.

L.   Cross Currency Swap Contracts

     The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

     Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

38 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

     The average value of cross currency swap contracts open during the six months ended April 30, 2015 was $794.

     During the six months ended April 30, 2015, the Fund had no open cross currency swap contracts.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended April 30, 2015 was $4,963. Written call option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held four written call option contracts that were open at April 30, 2015. If the call options were exercised at April 30, 2015, the maximum amount the Fund would have been required to pay was $13,490.

     Transactions in written options for the period ended April 30, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                          Number of Contracts   Premium Received
     ---------------------------------------------------------------------------
     Options open at beginning of period            (350,000)           $ (6,366)
     Options opened                                 (350,000)             (9,412)
     Options exercised                                    --                  --
     Options closed                                       --                  --
     Options expired                                 200,000               2,288
     ---------------------------------------------------------------------------
          Options open at end of period             (500,000)           $(13,490)
     ===========================================================================

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 39

N.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the six months ended April 30, 2015 was $937. There were no purchased options outstanding on April 30, 2015.

2.   Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended April 30, 2015, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

40 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,286 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2015.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended April 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $ 85
Class C                                                                       81
Class Y                                                                       11
--------------------------------------------------------------------------------
  Total                                                                     $177
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $172 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at April 30, 2015.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $261 in distribution fees payable to PFD at April 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 41
cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2015, CDSCs in the amount of $7 were paid to PFD.

5.   Forward Foreign Currency Contracts

At April 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2015 was $14,661.

Open forward foreign currency contracts at April 30, 2015 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                    Quantity/
                                    Shares                                                              Net
Currency                            Purchased/                          Settlement        US $ Value    Unrealized
Description       Counterparty      (Sold)             Book Value       Date              at 4/30/15    Appreciation
--------------------------------------------------------------------------------------------------------------------
COP
  (Colombian      Goldman,
  Peso)           Sachs & Co.       578,680,000        $(230,000)       6/26/15           $ 241,726     $11,726
EUR
  (European       Goldman,
  Euro)           Sachs & Co.       282,000,000         (112,865)       4/17/15             118,387       5,522
INR
  (Indian         Goldman,
  Rupee)          Sachs & Co.        (7,569,600)         120,000        7/3/15             (117,627)      2,373
TRY
  (Turkish        Morgan
  Lira)           Stanley               150,560          (55,000)       6/29/15              55,474         474
EUR
  (European       Morgan
  Euro)           Stanley                98,261         (110,000)       5/4/15              110,485         485
EUR
  (European       Morgan
  Euro)           Stanley                74,046          (82,668)       5/4/15               83,258         590
--------------------------------------------------------------------------------------------------------------------
Total                                                                                                   $21,170
====================================================================================================================

42 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

--------------------------------------------------------------------------------------------------------------------
                                    Quantity/
                                    Shares                                                              Net
Currency                            Purchased/                          Settlement        US $ Value    Unrealized
Description       Counterparty      (Sold)            Book Value        Date              at 4/30/15    Depreciation
--------------------------------------------------------------------------------------------------------------------
RUB
  (Russian
  Ruble)          Barclays            (4,135,240)     $ 53,600          08/28/2015        $ (77,034)    $(23,434)
TRY
  (Turkish
  Lira)           Barclays              (150,470)       55,000          06/29/2015          (55,441)        (441)
COP               Brown
  (Colombian      Brothers
  Peso)           Harriman             6,778,551         2,826          05/04/2015           (2,846)         (20)
COP
  (Colombian      Goldman,
  Peso)           Sachs & Co.            105,170       113,410          04/17/2015         (118,253)      (4,843)
COP
  (Colombian      Goldman,
  Peso)           Sachs & Co.       (573,390,000)      230,000          06/26/2015         (239,516)      (9,516)
INR
  (Indian         Goldman,
  Rupee)          Sachs & Co.          7,702,800      (120,000)         07/03/2015          119,697         (303)
TRY
  (Turkish        Morgan
  Lira)           Stanley               (152,459)       55,000          06/30/2015          (56,156)      (1,156)
--------------------------------------------------------------------------------------------------------------------
Total                                                                                                   $(39,713)
====================================================================================================================

6.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2015, the Fund's expenses were not reduced under such arrangements.

7.   Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2015.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 43

--------------------------------------------------------------------------------------------------------------
Assets:
                                    Gross
                                    Amounts        Net                 Gross Amounts Not Offset
                                    Offset         Amounts of            in the Statement of
                                    in the         Assets               Assets and Liabilities
                     Gross          Statement      Presented in     ------------------------------
                     Amounts of     of Assets      the Statement                        Cash
                     Recognized     and            of Assets and    Financial           Collateral     Net
Description          Assets         Liabilities    Liabilities      Instruments         Received       Amount
--------------------------------------------------------------------------------------------------------------
Written options      $ 9,511        $--            $ 9,511          $--                 $--            $ 9,511
Swap contracts         1,449         --              1,449           --                  --              1,449
--------------------------------------------------------------------------------------------------------------
                     $10,960        $--            $10,960          $--                 $--            $10,960
==============================================================================================================

---------------------------------------------------------------------------------------------------------------
Liabilities:
                                    Gross
                                    Amounts         Net                 Gross Amounts Not Offset
                                    Offset          Amounts of            in the Statement of
                                    in the          Liabilities          Assets and Liabilities
                     Gross          Statement       Presented in     ------------------------------
                     Amounts of     of Assets       the Statement                        Cash
                     Recognized     and             of Assets and    Financial           Collateral     Net
Description          Liabilities    Liabilities     Liabilities      Instruments         Pledged*       Amount
---------------------------------------------------------------------------------------------------------------
Written options      $   --         $    --         $   --           $--                 $    --        $--
Swap contracts        3,847          (1,449)         2,398            --                  (2,398)        --
---------------------------------------------------------------------------------------------------------------
                     $3,847         $(1,449)        $2,398           $--                 $(2,398)       $--
===============================================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2015 were as follows:

-------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                    Asset Derivatives 2015           Liabilities Derivatives 2015
Hedging Instruments                 -------------------------------------------------------------
Under Accounting                    Statement of Assets              Statement of Assets
Standards Codification              and Liabilities                  and Liabilities
(ASC) 815                           Location            Value        Location             Value
-------------------------------------------------------------------------------------------------
Forward foreign currency            Net unrealized                   Net unrealized
 contracts                          appreciation on                  depreciation on
                                    forward foreign                  forward foreign
                                    currency contracts  $21,170      currency contracts   $39,713
Swap contracts                      Net unrealized                   Net unrealized
                                    appreciation on                  depreciation on
                                    swaps contracts          --      swap contracts         2,398
Written options                     Written options       9,511      Written options           --
-------------------------------------------------------------------------------------------------
 Total                                                  $30,681                           $42,111
=================================================================================================

44 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015 was as follows:

----------------------------------------------------------------------------------------------------
                                                                                     Change in
Derivatives Not                                                                      Unrealized
Accounted for as                                                       Realized      Appreciation or
Hedging Instruments                                                    Gain on       (Depreciation)
Under Accounting               Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification         on Derivatives Recognized               Recognized    Recognized
(ASC) 815                      in Income                               in Income     in Income
----------------------------------------------------------------------------------------------------
Forward foreign currency       Net realized gain (loss) on forward
 contracts                     foreign currency contracts              $30,310
Forward foreign                Change in unrealized appreciation
 currency contracts            (depreciation) on forward foreign
                               currency contracts                                    $(15,511)
Futures contracts              Net realized gain (loss) on
                               futures contracts                       $(3,930)
Futures contracts              Change in net unrealized appreciation
                               (depreciation) on futures contracts                   $  3,125
Swap contracts                 Net realized gain (loss) on
                               swap contracts                          $(7,838)
Swap contracts                 Change in net unrealized
                               appreciation (depreciation)
                               on swap contracts                                     $  2,260
Written options                Net realized gain (loss) on
                               written options                         $ 2,288
Written options                Change in net unrealized
                               appreciation (depreciation)
                               on written options                                    $    768

9.   Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst &

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 45

Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10.  Additional Information

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

11.  Liquidation of the Fund

The Trustees of the Fund have authorized the liquidation of the Fund. It is anticipated that the Fund will be liquidated on or about August 7, 2015. The Fund discontinued accepting requests to purchase shares or process exchanges into the Fund effective as of May 20, 2015. Shareholders can redeem their shares of the Fund at any time prior to liquidation. Prior to the Fund's liquidation, all or a substantial portion of the Fund's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Fund may not be able to achieve its investment objective. The liquidation of the Fund may result in income tax liabilities for the Fund's shareholders.

46 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
4/30/15

Trustees, Officers and Service Providers

Trustees                              Advisory Trustee
Thomas J. Perna, Chairman             Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                  Officers
Margaret B.W. Graham                  Lisa M. Jones, President and Chief
Marguerite A. Piret                     Executive Officer
Fred J. Ricciardi                     Mark E. Bradley, Treasurer and
Kenneth J. Taubes                       Chief Financial Officer
                                      Christopher J. Kelley, Secretary and
                                        Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 47

                           This page for your notes.

48 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
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
                           This page for your notes.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 49

                           This page for your notes.

50 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
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
                           This page for your notes.

         Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
                                                                      4/30/15 51

                           This page for your notes.

52 Pioneer Emerging Markets Local Currency Debt Fund | Semiannual Report |
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

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member
(C) 2015 Pioneer Investments 26827-02-0615

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the period ended April 30, 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 26, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 26, 2015

* Print the name and title of each signing officer under his or her signature.